                                                               Exhibit 10.14

                                CREDIT AGREEMENT

                                  by and among

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

                                       and

                         AGSTAR FINANCIAL SERVICES, PCA,
                            as Administrative Agent,

                                       and

                             the Banks named herein,

                                      dated
                                      as of
                                   May 2, 2007

                                TABLE OF CONTENTS

                                                                                             Page

ARTICLE I         DEFINITIONS AND ACCOUNTING MATTERS

ARTICLE II        AMOUNTS AND TERMS OF THE LOANS

ARTICLE III       CONDITIONS PRECEDENT
Section 3.01      Conditions Precedent to Funding...............................................38
Section 3.02      Conditions Precedent to All Advances..........................................41

ARTICLE IV        REPRESENTATIONS AND WARRANTIES
Section 4.01      Representations and Warranties of the Borrower................................42

ARTICLE V         COVENANTS OF THE BORROWER
Section 5.01      Affirmative Covenants.........................................................45
Section 5.02      Negative Covenants............................................................53

                                       ii

ARTICLE VI        EVENTS OF DEFAULT AND REMEDIES

ARTICLE VII       THE AGENT

ARTICLE VIII      MISCELLANEOUS

                                      iii

                         LIST OF SCHEDULES AND EXHIBITS

Schedule 2.01     Commitments
Schedule 2.23     Farm Credit System Entities
Schedule 3.01(c)  Real Property
Schedule 4.01(a)  Description of Certain Transactions Related to the Borrower's
                  Membership Interests (Units)
Schedule 4.01(c)  Government Approvals
Schedule 4.01(f)  Description of Certain Threatened Actions, etc.
Schedule 4.01(k)  Location of Inventory  and Farm  Products;  Third  Parties in
                  Possession; Crops
Schedule 4.01(l)  Office  Locations;  Fictitious  Names,  etc.
Schedule 4.01(p)  Intellectual Property
Schedule 4.01(t)  Environmental Compliance
Schedule 5.01(o)  Management
Schedule 5.02(a)  Description of Certain Liens, Lease Obligations, etc.
Schedule 5.02(k)  Transactions with Affiliates
Schedule 5.02(l)  Transactions with Affiliates

Exhibit A         Borrowing Base Certificate
Exhibit B         Compliance Certificate
Exhibit C         Form of Convertible Note
Exhibit D         Project Sources and Uses Statement
Exhibit E         Form of Revolving Line of Credit Note
Exhibit F         Sworn Construction Statement
Exhibit G         Form of Term Revolving Note
Exhibit H         Form of Letter of Credit
Exhibit I         Form of Opinion Letter

                                       iv

                                CREDIT AGREEMENT

     THIS CREDIT  AGREEMENT  (this  "Agreement"),  is entered  into as of May 2,
2007,  by and among  SOUTHWEST  IOWA  RENEWABLE  ENERGY,  LLC,  an Iowa  limited liability company ("Borrower"),  AGSTAR FINANCIAL SERVICES, PCA ("AgStar"),  the
additional commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter  become parties hereto pursuant to  Section  8.07  (AgStar  and such  other  additional  commercial,  banking or financial institutions are sometimes hereinafter collectively as the "Banks" and individually as a "Bank"), and AGSTAR FINANCIAL SERVICES, PCA, as Administrative
Agent (the "Agent") for itself and the other Banks.

                                    RECITALS

     A. The Borrower has requested that the Banks extend to the Borrower various credit  facilities  for the  purposes  of  acquiring,  constructing,  equipping, furnishing  and  operating  an  ethanol  production  facility  to be  located in
Pottawattamie County, Iowa (the "Project").

     B. The Banks have agreed to make such loans to the Borrower pursuant to the terms of this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing,  intending to be legally bound hereby,  and in consideration of the Banks making one or more loans to the
Borrower, the Agent, the Banks, and the Borrower agree as follows:

                                    ARTICLE I
                       DEFINITIONS AND ACCOUNTING MATTERS

     Section 1.01.  Certain Defined Terms.  All  capitalized  terms used in this
Agreement shall have the following meanings. Terms not otherwise defined in this
Agreement  shall  have the  meanings  attributed  to such  terms in the  Uniform
Commercial  Code, in effect in the State of  Minnesota,  as amended from time to time (the "UCC").  All references to dollar amounts shall mean amounts in lawful money of the United  States of America.  The terms  "include",  "including"  and similar  terms are to be construed as if followed by the phrase  "without  being limited to".

     "Accounts" means all of the Borrower's accounts, as such term is defined in the UCC, including, without limitation, the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or  rendition  of  services  by the  Borrower  on an open account or deferred payment basis.

     "Adjustment Date" has the meaning specified in Section 2.02(c).

     "Advances"  means the Loans or Letters of Credit  provided to the  Borrower pursuant to this Agreement.

     "Affiliate" means, as to any Person, any other Person: (a) that directly or indirectly,  through one or more intermediaries,  controls or is controlled by, or is under common  control  with,  such Person;  (b) that  directly or indirectly  beneficially  owns or holds  ten  percent  (10%) or more of any class of voting stock or membership  interests  (units) of such Person;  or
     (c) ten percent (10%) or more of the

                                       1

     voting  stock or  membership  interests  (units)  of which is  directly  or indirectly  beneficially owned or held by the Person in question.  The term
     "control"  means the  possession,  directly or indirectly,  of the power to direct or cause  direction  of the  management  and  policies  of a Person, whether  through  the  ownership  of voting  securities,  by  contract,  or otherwise;  provided,  however,  in no event shall the Banks or any Bank be deemed an Affiliate of the Borrower or any of their subsidiaries.

     "Agent" means  AgStar,  or any  successor  Agent,  in its capacity as Agent under any of the Loan Documents.

     "Agreement" means this Agreement, as amended, modified or supplemented from time to time,  together with all exhibits and schedules  attached or made a part hereof or thereof.

     "Allowed Distributions" has the meaning specified in Section 5.02(b).

     "Amortization Date" has the meaning specified in Section 2.03(e).

     "Availability Date" means the date on which all conditions precedent to the initial  Advance under the Term  Revolving Loan or under the Revolving Line of Credit Loan, as the case may be, are satisfied.

     "Banks" has the meaning  specified in the preamble hereto and shall include the Swingline Bank and the Issuer.

     "Bank Supplement" has the meaning specified in Section 8.07(b).

     "Borrower"  means  Southwest  Iowa Renewable  Energy,  LLC, an Iowa limited liability company.

     "Borrower's Equity" means funds,  consisting of member cash equity, grants,
     Subordinated  Debt, and earnings on such amounts,  equal to the greater of:
     (i) forty percent (40% )of Project Costs or (ii) Seventy Million and No/100
     ($70,000,000.00).

     "Borrowing Base" means, at any time, the lesser of: (i) Fifteen Million and
     No/100 Dollars ($15,000,000.00), or (ii) commencing 120 days after start-up of operations, the sum of: (A) seventy-five percent (75%) of the Borrower's
     Eligible Accounts  Receivable,  plus (B) seventy-five  percent (75%) of the
     Borrower's Eligible Inventory.

     "Borrowing Base  Certificate"  means the certificate,  substantially in the form of Exhibit A attached hereto,  properly completed and duly executed by an authorized officer of the Borrower.

     "Business Day" means any day other than a Saturday,  Sunday or other day on which  commercial banks are authorized to close under the laws of the State of Minnesota, or are in fact closed in the State of Minnesota, and, if such day  relates to any LIBOR  Rate,  means any such day that is also a Banking
     Day.

     "Capital  Expenditures"  means, for any period, the sum of all amounts that would, in accordance with GAAP, be included as additions to property, plant and  equipment on a statement  of cash flows for the  Borrower  during such period,  with respect to: (a) the acquisition,  construction,  improvement, replacement or betterment of land,  buildings,  machinery,  equipment or of any other fixed assets or leaseholds; or (b) other capital expenditures and other uses recorded as capital  expenditures having  substantially the same effect.

                                       2

     "CERCLA" means the Comprehensive Environmental Response,  Compensation, and
     Liability  Act of 1980,  as  amended,  and the  regulations  and  published interpretations thereunder.

     "Closing Date" means May 2, 2007.

     "Code" means the Internal Revenue Code, as amended, and the regulations and published interpretations thereunder.

     "Collateral"  means  and  includes  all  property  and  assets  granted  as collateral  security for the Loans or other  indebtedness,  in favor of the
     Agent and the Banks,  whether real or personal  property,  whether  granted directly or indirectly,  whether granted now or in the future,  and whether granted in the form of a security interest, mortgage,  assignment of rents, deed of trust,  assignment,  pledge,  account  control  agreement,  chattel mortgage,  chattel trust, factor's lien, equipment trust, conditional sale, trust receipt,  lien, charge,  lien or title retention  contract,  lease or consignment  intended as a security  device,  or any other security or lien interest whatsoever; whether created by law, contract or otherwise.

     "Commitments" means the respective amounts committed to the Borrower by the
     Banks under this Agreement, including the Construction Loan Commitment, the
     Term Loan  Commitment,  the Term Revolving Loan  Commitment,  the Revolving
     Line of Credit Commitment and the Swingline Commitment.

     "Completion   Certificate"  means  a  certificate  in  form  and  substance reasonably acceptable to the Agent,  executed by the Borrower,  the General
     Contractor  and  the  Inspecting  Engineer  stating  that  the  Project  is completed  and  that  the  processing  equipment  and  fixtures  are  fully operational.

     "Completion  Date" means the earlier of (i) October 31,  2008,  or (ii) the date a  Completion  Certificate  is issued for the Project  executed by the
     Borrower, the General Contractor and the Inspecting Engineer.

     "Compliance  Certificate"  means a  certificate  of the  Treasurer or other officer of the Borrower,  reasonably acceptable to the Agent, substantially in the form  attached  hereto as  Exhibit  B,  setting  forth  the  current calculations of each of the financial covenants set forth therein, and: (a)
     stating the financial  statements  are true and correct and, other than the unaudited  interim financial  statements,  have been prepared in accordance with GAAP; (b) stating whether such officer has knowledge of the occurrence of any  Event of  Default  under  this  Agreement,  and if so,  stating  in reasonable  detail the facts with respect thereto;  and (c) reaffirming and ratifying  the  representations  and  warranties,  as of  the  date  of the certificate, contained in this Agreement.

     "Construction  Advance"  means any Advance for the payment of Project Costs made pursuant to Section 2.02.

     "Construction  Contracts" means any and all Material Contracts,  written or oral,  between the Borrower and any  Contractor and any  subcontractor  and between any of the foregoing and any other person or entity relating in any way to the  construction of the Project,  including the performing of labor or  the  furnishing  of  standard  or  specially  fabricated  materials  in connection therewith.

     "Construction  Letters  of Credit"  has the  meaning  specified  in Section
     2.02(e).

                                       3

     "Construction  Letter  of  Credit  Liabilities"  means,  at any  time,  the aggregate  maximum  amount  available  to be drawn  under  all  outstanding
     Construction Letters of Credit (in each case,  determined without regard to whether any  conditions to drawing could then be met) and all  unreimbursed drawings under Construction Letters of Credit.

     "Construction  Loan"  means the loan from the Banks to the  Borrower in the amount of One Hundred Eleven Million and No/100 Dollars  ($111,000,000.00),
     pursuant to the terms and conditions of this Agreement.

     "Construction  Loan Commitment" means, with respect to any Bank, the amount set forth as the "Construction  Loan Commitment" of such Bank opposite such
     Bank's name on: (a) Schedule  2.01 hereto;  or (b) after the execution of a
     Bank Supplement, the signature page of the then most recent Bank Supplement to which such Bank is a party, as amended from time to time.

     "Contractor" means and includes any person or entity, including the General
     Contractor,  engaged to work on or to furnish labor,  materials or supplies for the Project.

     "Conversion Date" means sixty (60) days after the Completion Date.

     "Convertible  Note" means a  promissory  note in the form  attached to this
     Agreement as Exhibit C executed by the  Borrower  pursuant to the terms and conditions of this Agreement.

     "Debt"  means:  (a)  indebtedness  for  borrowed  money or for the deferred purchase  price of property or services;  (b)  obligations  as lessee under leases  which  shall  have been or  should  be, in  accordance  with  GAAP, recorded  as capital  leases;  (c)  obligations  under  direct or  indirect guaranties  in respect of, and  obligations  (contingent  or  otherwise) to purchase or otherwise  acquire,  or otherwise to assure a creditor  against loss in respect  of,  indebtedness  or  obligations  of others of the kinds referred  to in  clause  (a) or (b) above or (e)  through  (g)  below;  (d)
     liabilities in respect of unfunded  vested  benefits under plans covered by
     Title IV of ERISA; (e)  indebtedness in respect of mandatory  redemption or mandatory  dividend  rights on equity  interests  but  excluding  dividends payable solely in additional  equity  interests;  (f) all  obligations of a
     Person,  contingent  or  otherwise,  for the  payment  of money  under  any noncompete, consulting or similar agreement entered into with the seller of a company or its assets or any other similar arrangements providing for the deferred payment of the purchase price for an acquisition  permitted hereby or an  acquisition  consummated  prior  to the  date  hereof;  and  (g) all obligations of a Person under any Hedging Agreement.

     "Default" means any event, fact,  circumstance or condition that, after any requirement for the giving of applicable  notice or passage of time or both has been satisfied, would constitute, be or result in and Event of Default.

     "Defaulting Bank" means any Bank that (a) has failed to fund any portion of the Construction Loan or the Revolving Loans,  including Letters of Credit, required to be funded by it hereunder  within two (2) Business  Days of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Agent or any other Bank any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, unless such amount is the  subject  of a good  faith  dispute,  or (c) has been  deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

                                       4

     "Default  Rate" means the lesser of: (a) the Maximum  Rate; or (b) the rate per annum  which  shall from  day-to-day  be equal to two  percent  (2%) in excess of the then  applicable rate of interest under this Agreement or any
     Note.

     "Disbursing  Account" means a deposit account  established by the Agent for purposes of making all Advances under the Disbursing Agreement.

     "Disbursing Agent" means Agent, and its successors and assigns.

     "Disbursing   Agreement"  means  the  Disbursing  Agreement  of  even  date herewith,  executed by the Disbursing Agent, the Borrower and the Agent, as
     the same may be from time to time amended, modified, or supplemented.

     "Distribution"  means any dividend,  distribution,  payment, or transfer of property by the Borrower to any member of the Borrower,  including, without limitation,  Allowed Distributions,  Reinvestment  Distributions and Excess
     Distributions.

     "Draw Request" means a request for an Advance against the Convertible  Note prior to the  Conversion  Date,  submitted by the Borrower to the Agent and the Disbursing  Agent,  in accordance  with the terms and conditions of the
     Disbursing Agreement.

     "EBITDA" means for any period,  the total of the following each  calculated without  duplication for the Borrower for such period: (a) Net Income; plus
     (b) any provision  for (or less any benefit from) Income Taxes  included in determining Net Income;  plus (c) Interest  Expense deducted in determining
     Net Income;  plus (d)  amortization  and  depreciation  expense deducted in determining Net Income;  plus (e) non cash extraordinary  items deducted in determining Net Income.

     "Eligible  Accounts  Receivable"  means  all  unpaid  Accounts,  net of any credits,  except  that the  following  shall  not in any  event  be  deemed
     Eligible Accounts Receivable:

          (a) that portion of Accounts unpaid thirty (30) days or more after the invoice date;

          (b) that portion of Accounts that is disputed or subject to a claim of offset or a contra account;

          (c) that portion of Accounts  not yet earned by the final  delivery of goods or rendition of services, as applicable,  by the Borrower to the customer;

          (d)  Accounts  owed by any  unit of  government,  whether  foreign  or domestic,  except  Incentive  Payments  will be  considered  a part of
          Eligible Accounts Receivable as defined in this Agreement;

          (e)  Accounts  owed by an account  debtor  located  outside the United
          States;

          (f) Accounts owed by an account debtor that is insolvent,  the subject of bankruptcy proceedings or has gone out of business;

          (g)  Accounts  owed  by a  guarantor,  Affiliate,  director,  officer, employee, or member other than an Eligible Member, of the Borrower;

                                       5

          (h)  Accounts  not subject to a duly  perfected  security  interest in favor of the Agent and the  Banks or which  are  subject  to any lien, security interest or claim in favor of any Person other than the Agent and the Banks, including any payment or performance bond;

          (i) that  portion of Accounts  that has been  restructured,  extended, amended or modified; and

          (j) that portion of Accounts  that  constitutes  advertising,  finance charges, service charges or sales or excise taxes.

     "Eligible  Inventory"  means all Inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service,  or which are raw materials, or materials used or consumed in the Borrower's business and  that has been  specifically  identified  and  accepted  by the  Agent, excluding all of the following inventory:

          (a) covered by documents of title, instruments,  or chattel paper when these  documents,  instruments and paper are not owned and held by the
          Borrower or are subject to competing claims, liens or encumbrances;

          (b) intended to be sold outside of the ordinary course of business;

          (c)  consigned,  sold or leased to  others or held on  consignment  or lease from others or subject to a bailment;

          (d) subject to a competing  claim,  lien or  encumbrance  unless other than any Permitted Liens;

          (e) paid for in advance  with  progress  payments or any other sums to the Borrower in anticipation of the sale and delivery of inventory;

          (f) obsolete or unusable in the ordinary course of business; and

          (g) inventory of work in progress.

     "Eligible  Member"  means  Bunge North  America or any other  member of the
     Borrower  deemed by the Agent to be an Eligible Member upon written request and at the reasonable discretion of the Agent.

     "Environmental   Laws"   means  all  laws  and   regulations   relating  to
     environmental,  health,  safety  and land  use  matters  applicable  to any property.

     "ERISA"  means the Employee  Retirement  Income  Security  Act of 1974,  as
     amended, and the regulations and published interpretations thereunder.

     "Events of Default" has the meaning specified in Section 6.01.

     "Excess Cash Flow" means EBITDA,  less the sum of: (a) required payments in respect of Funded  Debt;  (b)  Maintenance  Capital  Expenditures;  and (c)
     Allowed Distributions.

                                       6

     "Excess Cash Flow Payment" has the meaning specified in Section 2.25.

     "Excess Distributions" has the meaning specified in Section 5.02(b).

     "Extraordinary  Items"  means items which are  material  and  significantly different from the Borrower's  typical business  activities,  determined in accordance with GAAP.

     "Federal Funds Rate" means the Federal Funds Rate as announced from time to time by the Federal Reserve Board.

     "Financial Statements" has the meaning specified in Section 5.01(c).

     "Fixed Charge  Coverage Ratio" means the ratio of EBITDA divided by the sum of (i) scheduled principal payments for the Loans, (ii) scheduled principal payments for Subordinated  Debt, (iii) interest on the Loans, (iv) interest on  Subordinated  Debt, (v)  Distributions,  and (vi)  Maintenance  Capital
     Expenditures.

     "Fixed Rate Loan" means that portion of the unpaid principal balance of the
     Construction  Loan that is  converted  to a Term Loan  which  shall  accrue interest at a fixed rate pursuant to Section 2.03(d).

     "Food Security Act" means the Food Security Act of 1985, 7 U.S.C. ss. 1631, as amended, and the regulations promulgated thereunder.

     "Funded Debt" means the principal amount of all Debt of the Borrower having a final  maturity of more than one year from the date of origin thereof (or which is renewable or  extendible at the option of the obligor for a period or periods more than one year from the date of origin) excluding,  however, the principal amount due under any Term Revolving Note or any other line of credit used by Borrower for working  capital  purposes,  all  determined in accordance with GAAP for the period in question.

     "GAAP" means generally accepted accounting  principles of the United States of America, consistently applied.

     "General  Contractor"  means  ICM,  Inc.,  a  Kansas  corporation,  and its successors and permitted assigns.

     "Governmental  Authority"  means and includes  any and all courts,  boards, agencies, commissions, offices, or authorities of any nature whatsoever for any governmental  unit (federal,  state,  county,  district,  municipality, city, or otherwise) whether now or hereafter in existence.

     "Hedging  Agreement"  means any  interest  rate swap,  interest  rate caps, interest rate collars or other similar agreements  enabling a Person to fix or limit its interest expense or pursuant to any foreign exchange, currency hedging,  commodity hedging, security hedging or other agreement enabling a
     Person to limit the  market  risk of  holding  currency,  a  security  or a commodity in either the cash or futures markets.

     "Hedging Obligations" means all obligations,  indebtedness, and liabilities of the Borrower  arising  under any Hedging  Agreement  entered into by the
     Borrower,  whether now existing or hereafter  arising,  and whether direct, indirect, related, unrelated, fixed, contingent, liquidated,  unliquidated,

                                       7

     joint,  several,  or joint and  several,  including  all fees,  costs,  and expenses  (including  attorneys'  fees and  expenses)  provided for in such
     Hedging Agreement.

     "Incentive  Payments"  means  any and all  federal  or  state  governmental subsidies,  payments, transfers or other benefits, whether now or hereafter established, received by the Borrower.

     "Income Taxes" means the applicable state,  local or federal tax on the Net
     Income of the Borrower.

     "Inspecting Engineer" means BBI International,  a Colorado corporation, and its successors and permitted assigns.

     "Intellectual Property" has the meaning specified in Section 4.01(p).

     "Interest  Expense" means for any period, the total interest expense of the
     Borrower.

     "Interest Period" means the period commencing on the date of an Advance and ending on the  numerically  corresponding  day in the first  calendar month thereafter,  except that each such Interest  Period which  commences on the last Business Day of a calendar  month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month)
     shall end on the last Business Day of the appropriate  subsequent  calendar month.  Notwithstanding the foregoing: (a) each Interest Period which would otherwise  end on a day which is not a  Business  Day shall end on the next succeeding  Business  Day or if such  succeeding  Business Day falls in the next succeeding calendar month, on the next preceding Business Day, (b) any
     Interest Period which would otherwise extend beyond the Maturity Date shall end on the Maturity Date, and (c) no Interest  Period shall have a duration of less than one (1) month.

     "Inventory" means all of the Borrower's inventory,  as such term is defined in the UCC, whether now owned or hereafter acquired,  whether consisting of whole goods,  spare parts or  components,  supplies or  materials,  whether acquired,  held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

     "Issuer"  means (a) AgStar  Financial  Services,  PCA, or (b) any successor
     Issuer  under  Section  2.08,  in its  capacity as the issuer of Letters of
     Credit hereunder.

     "Letter  of  Credit"  means the  Construction  Letters  of  Credit  and the
     Revolving  Letters of Credit issued by the Issuer pursuant to the terms and conditions of this Agreement.

     "Letter of Credit  Liabilities"  means, at any time, the aggregate  maximum amount  available to be drawn under all  outstanding  Letters of Credit (in each case,  determined  without regard to whether any conditions to drawing could then be met) and all unreimbursed drawings under Letters of Credit.

     "LIBOR Rate" (London Interbank Offered Rate) means the rate (rounded upward to the nearest sixteenth and adjusted for reserves required on Eurocurrency
     Liabilities (as hereinafter  defined) for banks subject to FRB Regulation D
     (as  hereinafter   defined)  or  required  by  any  other  federal  law  or
     regulation), quoted by the British Bankers Association (the "BBA") at 11:00
     A.M. London time two (2) Banking Days (as  hereinafter  defined) before the commencement  of the  Interest  Period  for the  offering  of  U.S.  Dollar deposits  in the  London  interbank  market for an  Interest  Period of one month, as published by Bloomberg or another major information vendor listed on BBA's  official  website.  "Banking  Day"  shall mean a day on which the
     Banks are open for  business,  dealings in U.S.  dollar

                                       8

     deposits are being carried out in the London  interbank  market,  and banks are open for business in New York City and London,  England.  "Eurocurrency
     Liabilities"  has the  meaning  as set  forth  in FRB  Regulation  D.  "FRB
     Regulation D" means  Regulation D as  promulgated by the Board of Governors of the Federal Reserve System,  12 C.F.R. Part 204, as amended from time to time.

     "LIBOR Rate Account" means any portion of the Advances which bears interest at a rate determined by reference to the LIBOR Rate.

     "Loan  and  Carrying  Charges"  means  all  commitment  fees to the  Banks, brokerage fees, standby fees,  interest charges,  service fees,  attorneys'
     fees,  contractors'  fees,  developers' fees, funding fees, title insurance fees and charges,  recording fees,  registration  taxes, real estate taxes, special  assessments,  insurance premiums,  and utility charges incurred by the Borrower in the  construction of the Project and issuance of the Notes, all costs  incurred in acquisition of the Real Property and any other costs incurred in the development of the Project.

     "Loan Documents" means this Agreement, the Notes, the Bank Supplements, the
     Letters of Credit,  the  Security  Agreement,  the  Mortgage,  the Issuer's
     letter of  credit  requests  and  reimbursement  agreements,  and all other agreements,  documents,  instruments,  and  certificates  of  the  Borrower delivered  to, or in favor of, the Agent or the Banks under this  Agreement
     or  in  connection   herewith  or  therewith,   including  all  agreements,
     documents,  instruments,  certificates  delivered  in  connection  with the extension of Advances by the Banks, and all documents governing the Hedging
     Obligations.

     "Loan Obligations" means all obligations,  indebtedness, and liabilities of the  Borrower  to the  Agent  or the  Banks,  including  the  Reimbursement
     Obligations,  arising  pursuant to any of the Loan  Documents,  whether now
     existing  or  hereafter  arising,   whether  direct,   indirect,   related,
     unrelated, fixed, contingent, liquidated,  unliquidated, joint, several, or joint and several,  including  the  obligation of the Borrower to repay the
     Advances,  interest on the  Advances,  and all fees,  costs,  and  expenses
     (including  reasonable  attorneys'  fees and expenses)  provided for in the
     Loan Documents.

     "Loan/Loans"  means and includes the Construction  Loan, the Term Loan, the
     Term Revolving Loan, the Revolving Line of Credit Loan, the Swingline Loan,
     and any other  financial  accommodations  extended  to the  Borrower by the
     Agent or the Banks pursuant to the terms of this Agreement.

     "Long Term Debt" means  indebtedness  that matures more than one year after the date of determination thereof.

     "Long  Term  Marketing   Agreement"   means  any  contract,   agreement  or
     understanding  of the Borrower  having a term of one year or more after the date of  determination  thereof  relating to the sale of any raw materials, inventory, products or by-products of the Borrower.

     "Maintenance  Capital  Expenditures" means all Capital Expenditures made in the ordinary course of business to maintain existing business operations of the Borrower in any fiscal year, determined in accordance GAAP.

     "Material  Adverse Effect" means any set of  circumstances or events which:
     (a) has or could reasonably be expected to have any material adverse effect upon the validity or  enforceability  of any Loan  Document or any material term or condition contained therein; (b) is or could reasonably be expected to be  material  and adverse to the  condition  (financial  or  otherwise), business assets,

                                       9

     operations, or property of the Borrower; or (c) materially impairs or could reasonably be expected to materially  impair the ability of the Borrower to perform the obligations under the Loan Documents.

     "Material Contract" means (a) any contract or any other agreement,  written or oral,  of the Borrower  involving  monetary  liability of or to any such person in an amount in excess of Two  Hundred  Fifty  Thousand  and  No/100
     Dollars  ($250,000.00)  per year;  and (b) any other contract or agreement, written or oral,  of the  Borrower , the failure to comply with which could reasonably be expected to have a Material  Adverse  Effect on the Borrower;
     provided,  however, that any contract or agreement which is terminable by a party other than the Borrower without cause upon notice of ninety (90) days or less shall not be considered a Material Contract.

     "Maturity Date" means the fifth (5th) anniversary of the Conversion Date.

     "Maximum  Excess Cash Flow  Payment"  has the meaning  specified in Section
     2.25.

     "Maximum Rate" means the maximum nonusurious  interest rate, if any, at any time, or from time to time, that may be contracted  for,  taken,  reserved, charged or received under applicable state or federal laws.

     "Monthly Payment Date" means the first day of each calendar month.

     "Mortgage" means that certain  Mortgage of even date herewith,  pursuant to which a mortgage  interest shall be given by the Borrower to the Agent, for the benefit of the Banks,  in the Real  Property  to secure  payment to the
     Agent and the Banks of the Loan Obligations.

     "Net Income"  means net income of the Borrower as  determined in accordance with GAAP.

     "Note/Notes"  means and includes the  Convertible  Note, the Term Revolving
     Note, the Revolving Line of Credit Note, the Swingline  Note, and all other promissory  notes  executed and  delivered to the Agent or the Banks by the
     Borrower  pursuant  to the  terms  of this  Agreement,  as the  same may be amended, modified, supplemented, extended or restated from time to time.

     "Obligations" means the Loan Obligations and/or the Hedging Obligations.

     "Ordinary  Trade  Payable  Dispute"  means trade  accounts  payable,  in an aggregate  amount not in excess of One Hundred  Thousand and No/100 Dollars
     ($100,000.00) with respect to the Borrower,  and with respect to which: (a)
     there exists a bona fide dispute  between the Borrower and the vendor,  (b)
     the  Borrower  is  contesting   the  same  in  good  faith  by  appropriate
     proceedings,  and (c) the Borrower has established  appropriate reserves on its financial statements.

     "Outstanding  Construction  Advances"  means the total  Outstanding  Credit under Section 2.02.

     "Outstanding  Credit" means, at any time of  determination,  the sum of (a)
     the aggregate  amount of Advances then outstanding (or when calculated with respect to a Bank,  the  aggregate  amount of Advances  made by such Bank), plus (b) the  aggregate  amount of Letter  of Credit  Liabilities  (or when calculated  with  respect to a Bank,  including  the Agent as a Bank,  such
     Bank's  participation  interest in such Letter of Credit  Liabilities),  if any.

     "Outstanding  Revolving  Advances" means the total Outstanding Credit under
     Section 2.05.

                                       10

     "Outstanding Term Revolving  Advances" means the total  Outstanding  Credit under Section 2.04.

     "Permitted Liens" has the meaning specified in Section 5.02.

     "Person" means any individual,  corporation,  business trust,  association, company,  partnership,  joint  venture,  Governmental  Authority,  or other entity.

     "Personal Property" means all buildings,  structures,  equipment, fixtures, improvements,  building  supplies and materials and other personal property now or hereafter attached to, located in, placed in or necessary to the use of the improvements on the Real Property including all machinery, fixtures,
     equipment,   furnishings,   and  appliances,   as  well  as  all  renewals,
     replacements,  additions,  and  substitutes  thereof,  and all products and proceeds thereof,  and all accounts,  chattel paper,  payment  intangibles, other rights to payment,  inventory, farm products,  equipment,  investment property,  money,  deposit accounts,  instruments,  insurance  proceeds and general  intangibles  of the  Borrower,  whether  now  owned  or  hereafter acquired.

     "Plans and Specifications" means the final plans and specifications for the construction of the Project, to be prepared by the General Contractor,  and approved by the Agent,  and all  amendments,  modifications  or supplements thereof approved by the Agent.

     "Pro  Rata  Share"  means,  with  reference  to any  Bank at the  time  any determination thereof is to be made, a fraction, expressed as a percentage, the  numerator of which shall be an amount  equal to the Bank's  Commitment then in effect for the Construction Loan, the Term Loan, the Term Revolving
     Loan and/or the Revolving Line of Credit Loan, and the denominator of which shall be an amount equal to the sum of all the Commitments of all the Banks for the  Construction  Loan,  the Term Loan, the Term Revolving Loan and/or
     the Revolving Line of Credit Loan, as the case may be.

     "Project"  means any and all  buildings,  structures,  fixtures,  and other improvements  made to the Real Property,  and other uses  identified in the
     Project  Sources  and  Uses  Statement  as  part  of  the  acquisition  and construction of an ethanol  production  facility in  Pottawattamie  County,
     Iowa, for which the Loans to the Borrower are being made hereunder.

     "Project Costs" means the total of all costs of acquiring the Real Property and  constructing the Project as identified in the Project Sources and Uses
     Statement, together with all Loan and Carrying Charges.

     "Project Sources and Uses Statement" means the statement attached hereto as
     Exhibit  D,  which  identifies  the  sources  and uses of monies in a total amount of One Hundred  Eighty-nine  Million Six Hundred Forty-five Thousand and No/100 Dollars ($189,645,000.00) related to the Project.

     "Real Property" means that real property located in  Pottawattamie  County,
     Iowa,  owned by the Borrower,  upon which the Project is to be  constructed and which is described in Schedule 3.01(c).

     "Reimbursement   Obligation"  means  the  obligation  of  the  Borrower  to reimburse  the Issuer for any demand for payment or drawing  under a Letter of Credit together with any associated fees and expenses.

     "Reinvestment Distributions" has the meaning specified in Section 5.02(b).

                                       11

     "Request  for  Advance"  means any  request for a  Revolving  Advance  made pursuant to Section 2.04 or Section 2.05.

     "Required  Banks"  means,  at any  date,  any  combination  of Banks  whose
     Commitments  aggregate at least  fifty-one  percent  (51%) of the aggregate
     Commitments;  provided that the Commitments of, held or deemed held, by any
     Defaulting Bank shall be excluded for purposes of making a determination of the Required Banks.

     "Revolving  Advances"  means  the  Term  Revolving  Loan  Advances  and the
     Revolving Line of Credit Advances.

     "Revolving  Commitment"  means, with respect to any Bank, the total of such
     Bank's  Term  Revolving  Loan  Commitment  and  Revolving  Line  of  Credit
     Commitment, as amended from time to time.

     "Revolving Letters of Credit" has the meaning specified in Section 2.05(h).

     "Revolving Letter of Credit  Liabilities" means, at any time, the aggregate maximum  amount  available  to be drawn  under  all  outstanding  Revolving
     Letters of Credit (in each case,  determined  without regard to whether any conditions  to  drawing  could then be met) and all  unreimbursed  drawings under all Revolving Letters of Credit.

     "Revolving  Line of Credit  Advance"  means any Advance made under  Section
     2.05.

     "Revolving Line of Credit  Commitment" means, with respect to any Bank, the amount set forth as the  "Revolving  Commitment" of such Bank opposite such
     Bank's name on: (a) Schedule  2.01 hereto;  or (b) after the execution of a
     Bank Supplement, the signature page of the then most recent Bank Supplement to which such Bank is a party, as amended from time to time.

     "Revolving  Line of Credit  Loan"  means that line of credit  loan from the
     Banks to the Borrower in the amount of Fifteen  Million and No/100  Dollars
     ($15,000,000.00) pursuant Section 2.05.

     "Revolving  Line of Credit  Loan  Maturity  Date"  means the three  hundred sixty-fourth (364th) day after the Conversion Date.

     "Revolving  Line of  Credit  Note"  means  a  promissory  note in the  form attached to this  Agreement as Exhibit E executed by the Borrower  pursuant to the terms and conditions of this Agreement.

     "Revolving Line of Credit  Termination  Date" has the meaning  specified in
     Section 2.05(a).

     "Revolving  Loans"  means the  Revolving  Line of Credit  Loan and the Term
     Revolving  Loan and any other  revolving  loan provided by the Banks to the
     Borrower pursuant to this Agreement.

     "SARA" means the Superfund Amendment and  Reauthorizations  Act of 1986, as
     amended, and all regulations promulgated thereunder.

     "Security  Agreement"  means that certain  Security  Agreement of even date herewith  executed by the Borrower in favor of the Banks,  and includes any agreements,  promises, covenants,  arrangements,

                                       12

     understandings,  or other agreements,  whether created by law, contract, or
     otherwise,   which  evidence,  govern,  represent,  or  create  a  Security
     Interest,  as the same has been and may  hereafter  be amended or otherwise modified.

     "Security  Interest"  means and includes any type of  collateral  security, whether in the form of a lien, charge, mortgage,  assignment of rents, deed of trust, assignment,  pledge, account control agreement, chattel mortgage, chattel trust,  factor's lien,  equipment  trust,  conditional  sale, trust receipt, lien or title retention contract, lease or consignment intended as a security  device,  or any other  security  or lien  interest  whatsoever, whether created by law, contract, or otherwise.

     "Subordinated   Debt"  means  One  Hundred   Thousand  and  No/100  Dollars
     ($100,000.00) from the Iowa Department of Economic Development.

     "Swingline Advances" means any Advance made under Section 2.06(b).

     "Swingline  Bank" means AgStar in its capacity as the Swingline  Bank under
     Section 2.06.

     "Swingline Commitment" has the meaning specified in Section 2.06(a).

     "Swingline  Loans" means the loans made to the Borrower pursuant to Section
     2.06, in the amount of the Swingline Advances.

     "Swingline Maturity" has the meaning specified in Section 2.06(d).

     "Sworn Construction Statement" means a sworn construction statement,  sworn to by the Borrower and the General Contractor,  and of a form and substance acceptable to the Agent, a sample of which is attached hereto as Exhibit F.

     "Tangible   Net  Worth"  means  the  excess  of  total  assets  over  total liabilities  except  Subordinated  Debt, total assets and total liabilities each to be determined in accordance with GAAP consistent with those applied in the  preparation  of the  financial  statements  referred  to in Section
     5.01(c) for the Borrower,  excluding,  however,  from the  determination of
     total  assets:  (a)  goodwill,   organizational   expenses,   research  and
     development expenses, trademarks, trade names, copyrights,  patents, patent applications,  licenses  and  rights  in any  thereof,  and  other  similar intangibles;  (b)  treasury  stock;  (c)  securities  which are not readily marketable;  (d) cash held in a sinking or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or
     Debt (e) any  write-up  in the book  value of any  asset  resulting  from a revaluation  thereof subsequent to the Closing Date; (f) amortized start-up costs;  and (g) any items not  included  in clauses  (a)  through (f) above which are treated as intangibles in conformity with GAAP.

     "Tangible  Owner's  Equity"  means the Tangible Net Worth  divided by total assets of the Borrower,  measured  annually at the end of each fiscal year, and expressed as a percentage.

     "Term Loan" means any  amortizing  loan with a maturity of greater than one year  provided  by the  Banks to the  Borrower  pursuant  to the  terms and conditions of this Agreement.

     "Term  Revolving Loan" means the loan from the Banks to the Borrower in the amount of Ten Million and No/100 Dollars ($10,000,000.00), pursuant Section
     2.04.

                                       13

     "Term Revolving Loan Advance" means any Advance made under Section 2.04.

     "Term  Revolving  Loan  Commitment"  means,  with respect to any Bank,  the amount  set  forth as the "Term  Revolving  Loan  Commitment"  of such Bank opposite  such Bank's name on: (a) Schedule  2.01 hereto;  or (b) after the execution of a Bank Supplement,  the signature page of the then most recent
     Bank  Supplement  to which such Bank is a party,  as  amended  from time to time.

     "Term Revolving Loan Termination Date" has the meaning specified in Section
     2.04(a).

     "Term  Revolving Note" means a promissory note in the form attached to this
     Agreement as Exhibit G executed by the  Borrower  pursuant to the terms and conditions of this Agreement.

     "Working Capital" means the current assets of the Borrower less the current liabilities of the Borrower as determined in accordance with GAAP.

     Section 1.02.  Accounting  Matters.  All accounting  terms not specifically defined herein shall be construed in accordance  with GAAP,  except as otherwise stated herein. To enable the ready and consistent determination of compliance by the Borrower with its obligations  under this  Agreement,  the Borrower will not change  the manner in which  either the last day of its fiscal  year or the last days of the first three fiscal quarters of its fiscal years is calculated.

     Section 1.03.  Construction.  Wherever  herein the singular number is used, the same shall  include the plural  where  appropriate,  and words of any gender shall include each other gender where  appropriate.  The  headings,  captions or arrangements used in any of the Loan Documents are, unless specified  otherwise, for  convenience  only and shall not be deemed to limit,  amplify  or modify the terms of the Loan Documents, nor affect the meaning thereof.

                                   ARTICLE II
                         AMOUNTS AND TERMS OF THE LOANS

     Section  2.01.  The  Loans.  Subject  to the terms and  conditions  of this
Agreement and in reliance upon the  representations  and warranties set forth in this  Agreement,  the Banks have agreed to lend to  Borrower  and  Borrower  has agreed to borrow  from the Banks the  following  amounts,  for the  purposes  as further described below:

          (a)  Construction  Loan. The Banks have agreed to lend to the Borrower and the  Borrower  has  agreed  to borrow  from the Banks an amount  not to exceed One Hundred Eleven Million and No/100 Dollars  ($111,000,000.00) for
     Project  Costs,  pursuant to the terms and  conditions set forth in Section
     2.02 and the Convertible Note;

          (b) Conversion of Construction  Loan Into Term Loan and Term Revolving
     Loan. The Banks agree to convert the Construction Loan into a Term Loan and
     Term  Revolving  Loan on the  Conversion  Date,  pursuant  to the terms and conditions set forth in Sections 2.03 and 2.04 and the Convertible Note;

          (c) Term  Revolving  Loan. The Banks agree to lend to the Borrower and the Borrower  agrees to borrow from the Banks,  as of the Conversion  Date, and from time to time  thereafter  on a revolving  basis,  an amount not to exceed Ten Million  and No/100  Dollars  ($10,000,000.00),  pursuant to the terms and conditions set forth in Section 2.04 and the Term Revolving Note;

                                       14

          (d)  Revolving  Line of Credit  Loan.  The Banks  agree to lend to the
     Borrower  and the  Borrower  agrees to  borrow  from the  Banks,  as of the
     Conversion  Date, and from time to time thereafter on a revolving basis, an amount not to exceed Fifteen  Million and No/100 Dollars  ($15,000,000.00),
     pursuant  to the terms and  conditions  set forth in  Section  2.05 and the
     Revolving Note; and

          (e) Swingline  Loan. The Swingline Bank agrees to lend to the Borrower and the  Borrower  agrees  to  borrow  from the  Swingline  Bank,  from the
     Conversion  Date, and from time to time thereafter on a revolving basis, an amount  not to exceed  One  Million  and  No/100  Dollars  ($1,000,000.00), pursuant  to the terms and  conditions  set forth in  Section  2.06 and the
     Swingline Note.

     Section 2.02 Construction Loan.

          (a) Amount of Construction Loan. On the terms and conditions set forth in this  Agreement,  the  Banks  agree to make a  Construction  Loan to the
     Borrower,  by means of  multiple  advances  in an amount  not to exceed One
     Hundred  Eleven  Million and No/100  Dollars  ($111,000,000.00).  Under the
     Construction  Loan,  amounts  borrowed  and  repaid or  prepaid  may not be re-borrowed.

          (b) Purpose.  Advances under the Construction Loan may be used to fund the payment of Project Costs,  including  closing costs and fees associated with the  Construction  Loan. The Borrower  agrees that the proceeds of the
     Construction  Loan are to be used only for the  purposes  set forth in this
     Section 2.02(b).

          (c) Interest Rate.  Subject to the provisions of this  Agreement,  the
     Construction  Loan  shall bear  interest  at a rate equal to the LIBOR Rate plus three hundred  fifteen  (315) basis  points.  The rate of interest due hereunder shall initially be determined as of the date of the first Advance made to  Borrower  under the  Convertible  Note,  and shall  thereafter  be adjusted as and when the LIBOR Rate changes.  All such  adjustments  to the rate of interest shall be made and become  effective as of the first day of the month  following  the date of any  change  in the LIBOR  Rate and shall remain in effect until and including the day immediately preceding the next such  adjustment  (each  such  day  hereinafter  being  referred  to  as an
     "Adjustment  Date").  All such  adjustments  to said rate shall be made and become effective as of the Adjustment Date, and said rate as adjusted shall remain in effect until and including the day immediately preceding the next
     Adjustment  Date.  Interest  hereunder  shall be computed on the basis of a year of three  hundred  sixty five (365) days,  but charged for actual days principal is outstanding.  In no event shall the applicable rate exceed the
     Maximum Rate.

          (d)   Disbursement  of  Construction   Loan.   Disbursements   of  the
     Construction  Loan will be made by the  Agent  and the Banks in the  manner provided  in the  Disbursing  Agreement.  Subject to  Sections  2.02(e) and
     2.02(k),  all disbursements will be made by wire transferring such funds to the Disbursing Account established  pursuant to the Disbursing Agreement in the  amount  of  each  Draw  Request  which  is  approved  pursuant  to the
     Disbursing  Agreement.  All  Construction  Loan funds will be considered to have been  advanced to and received by the Borrower  upon,  and interest on such funds will be payable by the Borrower from and after, their deposit in such  deposit  account.  Construction  Advances  may only be made until the
     Conversion Date after which no further  Construction  Advances may be made.
     No amounts may be readvanced  under the  Construction  Loan.  Any principal repayment  by  the  Borrower  will  reduce  the  Banks'  Construction  Loan
     Commitments by the amount of any such principal repayment.

          (e) Letter of Credit Commitment to Issue. The Borrower may utilize the
     Construction  Loan Commitments by requesting that the Issuer issue, and the
     Issuer, subject to the terms and conditions of this Agreement,  may, in its sole discretion,  issue letters of credit under the  Construction  Loan for the

                                       15

     Borrower's  account (such letters of credit being  hereinafter  referred to collectively as the "Construction Letters of Credit");  provided,  however, that:

               (i) the aggregate  amount of outstanding  Construction  Letter of
          Credit  Liabilities  under the Construction Loan shall not at any time exceed the amount of Three Million and No/100 Dollars ($3,000,000.00);

               (ii) the sum of the  outstanding  Construction  Letters of Credit plus  the  outstanding  Construction  Advances  shall  not at any time exceed the Construction Loan; and

               (iii)  the  expiration  date of a  Construction  Letter of Credit advanced  under  the  Construction  Loan  shall be no  later  than the
          Conversion Date.

The issuance of any Construction  Letter of Credit under this Section 2.02(e) is subject to the provisions of Section 2.08.

          (f)  Conditions  Precedent  to  Construction   Advances.   The  Banks'
     obligation  to make  Construction  Advances  shall be subject to the terms, conditions  and  covenants  set  forth  in this  Agreement,  including  the following further conditions precedent:

               (i)  Representations  and  Warranties.  The  representations  and warranties  set forth in this  Agreement  are true and  correct in all material  respects  as of the  date of the  request  for any  Advance, except as  disclosed  in writing to the Agent,  to the same extent and with the same effect as if made at and as of the date thereof;

               (ii) Draw  Request.  The Borrower has  submitted to the Agent and the Disbursing Agent a Draw Request for each such Advance,  which such
          Draw  Request  shall  comply with the  requirements  contained in this
          Agreement and the Disbursing Agreement;

               (iii) Compliance With Disbursing Agreement.  All of the terms and conditions  of the  Disbursing  Agreement  have  been  satisfied  with respect to each such Advance;

               (iv) Sworn Construction Statement.  The Borrower shall furnish to the Agent  and the  Disbursing  Agent an  updated  Sworn  Construction
          Statement  setting  forth  the  Contractor(s)  providing  services  or materials with respect to specific portions of the construction of the
          Project and setting forth the amounts  actually  incurred and paid, or to be  incurred,  in  completing  construction  of the  Project.  Such updated Sworn Construction Statement shall be sworn to by the Borrower and the General Contractor to be a true, complete and accurate account of all costs actually  incurred and an accurate  estimate of all costs to be incurred in the future;

               (v) No Defaults.  The Borrower is not in Default  under the terms of this Agreement, the Disbursing Agreement, the Loan Documents or any
          other  agreement to which the Borrower is a party and which relates to the construction of the Project;

               (vi) Loan in Balance.  The  Construction  Loan is in balance,  as required  by the  provisions  of Section  2.02(g)  and the  Disbursing
          Agreement; and

                                       16

               (vii)  Government  Action.  No  license,  permit,  permission  or authority  necessary for the construction or operation of the Project, and necessary and procurable at such time, has been denied, revoked or challenged by or before any Governmental Authority.

          (g) Loan in Balance,  Deposit of Funds by Borrower. The Borrower shall keep the Construction  Loan in balance as provided in this Section 2.02(g).
     If the Agent at any time reasonably  determines  (after  consultation  with independent  third parties when deemed necessary or advisable by the Agent)
     that the amount of the undisbursed  Construction  Loan proceeds will not be sufficient to fully pay for all costs required to complete the construction of the Project in accordance with the approved Plans and Specifications and for  all  Project  Costs  to be  incurred  by the  Borrower,  whether  such deficiency is attributable to changes in the work of construction or in the
     Plans and  Specifications or to any other cause, the Agent may make written demand on the Borrower to deposit in an escrow fund to be established  with the  Disbursing  Agent  an  amount  equal  to the  amount  of the  shortage reasonably  determined  by the Agent.  The Borrower  shall then deposit the required  funds with the  Disbursing  Agent  within ten (10) days after the date of the Agent's written demand. No further  disbursements shall be made by the Disbursing  Agent until those funds are deposited by the Borrower in the  escrow  fund.  Whenever  the  Disbursing  Agent has any such  funds on deposit in such escrow fund, it shall make all future  advances for Project
     Costs from the escrow fund before  making any  further  Advances  under the
     Construction Loan.

          (h) Additional Security. The Borrower irrevocably assigns to the Agent and grants to the Agent, for the benefit of the Banks, a security  interest in and  as  additional  security  for  the  performance  of the  Borrower's obligations  under this Agreement and the Loan  Documents,  its interest in all funds held by the Disbursing Agent, whether or not disbursed, all funds deposited by the Borrower with the Disbursing Agent under this Agreement or the Disbursing Agreement,  all governmental permits obtained for the lawful construction of the Project, and all reserves, deferred payments, deposits,
     refunds,   cost  savings,   and  payments  of  any  kind  relating  to  the
     construction of the Project.  Upon any Event of Default,  the Agent and the
     Banks may use any of the  foregoing  for any purpose for which the Borrower could  have  used  them  under  this  Agreement  or  with  respect  to  the construction  or financing  of the  Project.  The Agent and the Banks shall also have all other  rights and remedies as to any of the  foregoing  which are provided under applicable law or in equity.

          (i) Suspension of  Construction.  If the Agent, in its sole reasonable discretion,  determines (after  consultation with independent third parties when deemed necessary or advisable by the Agent) that any work or materials do not conform to the approved Plans and  Specifications  or sound building practice,  or  otherwise  departs  from  any of the  requirements  of  this
     Agreement,  the Agent  may  require  the work to be  stopped  and  withhold disbursements  until the matter is corrected.  In such event,  the Borrower will  promptly  correct  the  work to the  Agent's  satisfaction.  Provided
     Agent's actions were  reasonable,  in good faith, and the work or materials did not conform to the approved Plans and  Specifications or sound building practice,  no such  action  by the  Agent  or the  Banks  will  affect  the
     Borrower's  obligation to complete the Project on or before the  Completion
     Date.

          (j)  Inspections.  The Borrower and the  Inspecting  Engineer shall be responsible  for making  inspections  of the  Project  during the course of construction  and shall determine to their own  satisfaction  that the work done or materials supplied by the Contractors to whom payment is to be made out of each Advance has been properly  done or supplied in accordance  with the  applicable  contracts  with  such  Contractors.  If any  work  done or materials  supplied by a Contractor are not satisfactory to the Borrower or the Inspecting Engineer,  the Borrower will immediately notify the Agent in writing of such fact. It is expressly  understood and agreed that the Agent or its  authorized  representative  may  conduct  such  inspections  of the
     Project as it may deem  necessary for the  protection of the Agent's or the
     Banks' interest,  and,  specifically,  an

                                       17

     architectural  or  engineering  firm  acceptable  to the Agent may,  at the option  of the Agent  and at the  expense  of the  Borrower,  conduct  such periodic inspections of the Project,  prepare such written progress reports during  the period of  construction,  prepare  such  written  reports  upon completion  of the  Project and sign such Draw  Requests,  as the Agent may reasonably  request,  provided that no inspection shall  unreasonably delay progress on the Project.  Any inspections  which may be made of the Project by the  Agent  or its  representative  will be made,  and all  certificates issued by the Agent's representative will be issued, solely for the benefit and  protection of the Agent and the Banks,  and the Borrower will not rely thereon. The Agent is under no duty to supervise or inspect construction or examine any books and records.  Any  inspection or examination by the Agent is for the sole purpose of protecting  the Agent's and the Banks'  security and preserving the Agent's and the Banks' rights under this  Agreement.  No
     Default of the Borrower will be waived by any  inspection by the Agent.  In no event will any  inspection by the Agent be a  representation  that there has been or will be compliance with the Plans or Specifications or that the
     construction   is   free   from   defective   materials   or   workmanship.
     Notwithstanding the foregoing, for any inspection,  Agent shall comply with all applicable laws,  contracts and reasonable  worksite rules of Borrower, its Contractors or other parties with Material  Contracts which may require notice, pre-approval or other conditions prior to inspection.

          (k)  Banks'   Application  of  Loan  Proceeds.   Notwithstanding   the
     provisions  of Section  2.02(d),  the Agent may  elect,  upon ten (10) days notice to the Borrower,  to use the Construction  Loan funds to pay, as and when due, any  Construction  Loan fees owing to the Banks,  interest on the
     Construction  Loan,  release  charges  under  prior  mortgages  on the Real
     Property,  and legal fees and  disbursements of the Agent's attorneys which are payable by the Borrower,  unless the Borrower  causes such amount(s) to be paid within said ten (10) days. Such payments may be made, at the option of the Agent,  by debiting or charging the  Construction  Loan funds in the amount of such payments.

          (l) Cost Information. All Advances under the Construction Loan will be based  upon the  Project  Costs  as set  forth  in the  Sworn  Construction
     Statement.  In the event that the Borrower  becomes  aware of any change in the  approved  Project  Costs,  which would  increase the total cost of the
     Project in excess of One Hundred  Thousand and No/100  ($100,000.00) in any
     one   instance,   or  Two  Hundred  Fifty   Thousand  and  No/100   Dollars
     ($250,000.00)  in the  aggregate,  above  the  amount  shown  on the  Sworn
     Construction Statement,  the Borrower shall immediately notify the Agent in writing and promptly  submit to the Agent for its approval a revised  Sworn
     Construction  Statement.  No  further  disbursements  need  be  made by the
     Disbursing Agent unless and until the revised Sworn Construction  Statement is approved by the Agent in its reasonable  discretion.  The Agent reserves the right to approve or disapprove any revised Sworn Construction Statement in its reasonable discretion.

          (m)  No  Waiver.   Any  waiver  by  the  Agent  of  any  condition  of
     disbursement   must  be  expressly  made  in  writing.   The  making  of  a
     disbursement  prior to fulfillment of one or more conditions  thereof shall not be construed as a waiver of such conditions, and the Agent reserves the
     right  to  require  their   fulfillment  prior  to  making  any  subsequent
     disbursements.

          (n) Construction Loan Payments.  The Borrower will pay interest on the
     Construction  Loan (i)  monthly  in  arrears on the first day of each month
     (each such date a "Monthly Payment Date"),  commencing on the first Monthly
     Payment Date  following  the date on which the first Advance is made on the
     Construction  Loan, and continuing on each Monthly  Payment Date thereafter until the  Conversion  Date. If any Monthly  Payment Date is not a Business
     Day, then the interest  payment then due shall be paid on the next Business
     Day and interest  shall  continue to accrue until paid.  On the  Conversion
     Date, all outstanding accrued interest shall be paid in full.

                                       18

          (o)  Construction  Loan Term.  The  Construction  Loan shall run for a period  beginning on the Closing Date and ending on the Conversion Date. On the Conversion Date, the amount of the then unpaid principal balance of the
     Construction  Loan and any and all other amounts due and owing hereunder or under any other  Construction  Loan document  relating to this Construction
     Loan  shall be due and  payable,  except  for  that  part,  if any,  of the
     Construction  Loan which is converted into a Term Loan and a Term Revolving
     Loan pursuant to the terms of this Agreement.

     Section 2.03 Conversion of Construction Loan Into Term Loan. Subject to the
terms and  conditions  contained in this  Agreement,  on the  Conversion  Date a portion  of the  Construction  Loan  may be  converted  into a Term  Loan by the
Borrower.

          (a) Conditions  Precedent.  In addition to the terms and conditions of disbursement set forth in this Agreement and the Disbursing Agreement,  the
     Banks shall not be obligated to convert any part of the  Construction  Loan into a Term Loan unless and until:

               (i) Completion of Project.  The Project shall have been completed per the Plans and  Specifications  and a Completion  Certificate shall have been obtained;

               (ii) Amount of Term Loan. The maximum amount of the  Construction
          Loan  which is  converted  to a Term  Loan  shall be One  Hundred  One
          Million and No/100 Dollars ($101,000,000.00);

               (iii) Outstanding  Construction Advances Exceed Term Loan. In the
          event that the Outstanding  Construction Advances exceed the amount of the maximum Term Loan to be made by the Banks,  plus those portions of the Construction  Loan which are eligible for conversion into the Term
          Revolving  Loan  pursuant  to  this  Agreement,   the  Borrower  shall
          immediately repay the amount of the Outstanding  Construction Advances which are not being converted into a Term Loan or Term Revolving Loan;

               (iv) ALTA  Survey.  The  Borrower  shall  deliver to the Agent an
          "as-built"  survey  of the Real  Property  which:  (A) sets  forth the
          location  and  exterior  lines  and  egress  and  other   improvements
          completed on the Real Property and  demonstrates  compliance  with all applicable setback requirements;  (B) demonstrates that the Project is entirely  within the exterior  boundaries of the Real Property and any building restriction lines and does not encroach upon any easements or rights-of-way;  and (C) contains such other  information  as the Agent may reasonably request;

               (v)  Representations  and  Warranties.  The  representations  and warranties  set forth in this  Agreement  are true and  correct in all material  respects  as of the  Conversion  Date to the same extent and with the same effect as if made at and as of the date thereof;

               (vi) No Defaults.  The Borrower is not in Default under the terms of this Agreement, the Disbursing Agreement, the Loan Documents or any
          other  Material  Contract  to which the  Borrower is a party and which relates to the construction or operation of the Borrower's business;

               (vii)  Government  Action.  No  license,  permit,  permission  or authority  necessary  for the  construction,  operation  or use of the
          Project,  and necessary and  procurable at such time, has been denied, revoked or challenged by or before any Governmental Authority; and

               (viii) Marketing Agreements.  The Borrower has executed marketing agreements  for all ethanol and DDGS to be produced at the Project and provided Agent with a collateral  assignment of

                                       19

          each such agreement in form and content  satisfactory to the Agent and its counsel, in their reasonable  discretion,  and acknowledged by the non-Borrower party to each such agreement.

          (b) Term Loan  Interest  Rate.  Subject to the  provisions of Sections
     2.03 and 2.04,  the portion of the Term Loan that has not been converted to a Fixed Rate Loan pursuant to Section 2.03(d) shall bear interest at a rate equal to the LIBOR Rate plus two hundred  ninety five (295) basis points or as otherwise  provided in Section 2.11.  The rate of interest due hereunder shall  initially  be  determined  as  of  the  Conversion  Date  and  shall thereafter  be  adjusted  as and  when the  LIBOR  Rate  changes.  All such adjustments to the rate of interest  shall be made and become  effective as of the first  Adjustment  Date following such change in the LIBOR Rate. All such  adjustments to said rate shall be made and become effective as of the
     Adjustment Date, and said rate as adjusted shall remain in effect until and including the day immediately  preceding the next Adjustment Date. Interest hereunder  shall be computed on the basis of a year of three  hundred sixty five (365) days, but charged for actual days principal is  outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

          (c)  Term  Loan  Term.  The  Term  Loan  term  shall  run for a period beginning on the Conversion Date and ending on the Maturity Date.

          (d)  Conversion  to Fixed Rate  Loan.  Subject  to the  provisions  of
     Sections  2.03(a) and 2.04, on the Conversion Date the Borrower may convert up to but not more than fifty percent (50%) of the Outstanding Construction
     Advances to a Fixed Rate Loan, bearing interest at a rate equal to the rate listed in the  "Government  Agency and Similar  Issues" section of the Wall
     Street  Journal for the Federal  Farm Credit Bank or the Federal  Home Loan
     Bank having a maturity  approximately  equal to the Maturity Date, which is in effect at the time of the  Conversion  Date  plus 275 basis  points,  or another rate agreed upon by the Agent and the Borrower.  The Borrower shall provide  written notice to the Agent at least thirty (30) days prior to the
     Conversion Date of its intention to convert any portion of the Term Loan to a Fixed Rate Loan.  Such written  notice shall specify the specific  dollar amount  that  Borrower  is  electing  to convert to a Fixed Rate Loan.  Any amount  subject to a fixed rate of interest  pursuant to this Section shall not be subject to any adjustments under Section 2.11.

          (e)  Repayment of Term Loan.  Beginning on the first  Monthly  Payment
     Date following the Conversion  Date occurs,  and continuing on each Monthly
     Payment Date thereafter  until the seventh (7th) month after the Conversion
     Date,  the  Borrower  shall pay to the Agent for the  account  of the Banks monthly payments of accrued  interest.  Beginning on the first (1st) day of the seventh (7th) month  following the Conversion  Date (the  "Amortization
     Date"),  and continuing on the each Monthly Payment Date  thereafter  until the Maturity  Date,  the Borrower shall pay to the Agent for the account of the Banks equal monthly  payments of principal and accrued interest in such amounts as would be  required  to fully  amortize  the  entire  outstanding principal balance of the term note, together with accrued interest thereon, over a period of one hundred  fourteen  (114) months from the  Amortization
     Date.  The  outstanding  principal  balance,   together  with  all  accrued
     interest,  if not  paid  sooner,  shall be due and  payable  in full on the
     Maturity Date.  Following the Conversion Date, and in addition to all other payments of principal and interest  required  under this  Agreement and the
     Convertible  Note,  the Borrower  shall annually remit to the Agent for the account of the Banks the Excess Cash Flow Payment pursuant to Section 2.25.

     Section 2.04  Conversion of  Construction  Loan Into Term  Revolving  Loan.
Subject  to the  terms  and  conditions  contained  in  this  Agreement,  on the
Conversion Date a portion of the Construction  Loan may be converted into a Term
Revolving  Loan by the  Borrower  to be used for cash and  inventory  management purposes.

                                       20

          (a) Term Revolving  Loan. The Banks agree, on the terms and conditions set forth in this  Agreement,  to convert Ten  Million  and No/100  Dollars
     ($10,000,000.00) of the Outstanding Construction Advances on the Conversion
     Date into a Term  Revolving  Loan and to make one or more  Advances  to the
     Borrower,  on a  revolving  basis,  during  the  period  beginning  on  the
     Conversion  Date and ending on the Business Day  immediately  preceding the
     Maturity Date (the "Term Revolving Loan Termination Date"), in an aggregate principal amount  outstanding at any one time not to exceed Ten Million and
     No/100 Dollars  ($10,000,000.00).  The Term Revolving Loan shall mature and be due and payable in full at 12:00 P.M.  (Minneapolis,  Minnesota time) on the Maturity Date. Term Revolving Loan Advances borrowed, repaid or prepaid may be reborrowed at any time prior to the Term Revolving Loan  Termination
     Date, provided,  however,  that at no time shall the sum of the Outstanding
     Term   Revolving   Advances   exceed  Ten   Million   and  No/100   Dollars
     ($10,000,000.00).

          (b) Purpose.  Term  Revolving  Loan  Advances may be used for cash and inventory management purposes of the Borrower,  including closing costs and fees  associated with the Term Revolving Loan. The Borrower agrees that the proceeds of the Term  Revolving  Loan are to be used only for the  purposes set forth in this Section 2.04(b).

          (c) Conditions Precedent.  In addition to the terms and conditions set forth in this Agreement and the Disbursing  Agreement,  the Banks shall not be  obligated  to  convert  any part of the  Construction  Loan into a Term
     Revolving Loan unless and until:

               (i) Completion of Project.  The Project shall have been completed per the Plans and  Specifications  and a Completion  Certificate shall have been obtained;

               (ii) Amount of Term Loan. The maximum amount of the  Construction
          Loan which may be  converted to a Term  Revolving  Loan is Ten Million and No/100 Dollars ($10,000,000.00);

               (iii)  Outstanding  Construction  Advances  Exceed Term Revolving
          Loan. In the event that the Outstanding  Construction  Advances exceed the amount of the maximum Term Revolving Loan to be made by the Banks, plus those  portions of the  Construction  Loan which are eligible for conversion  into the Term Loan pursuant to Section 2.03,  the Borrower shall  immediately  repay the amount of the  Outstanding  Construction
          Advances  which are not being  converted into a Term Revolving Loan or
          Term Loan;

               (iv) ALTA  Survey.  The  Borrower  shall  deliver to the Agent an
          "as-built"  survey  of the Real  Property  which:  (A) sets  forth the
          location  and  exterior  lines  and  egress  and  other   improvements
          completed on the Real Property and  demonstrates  compliance  with all applicable setback requirements;  (B) demonstrates that the Project is entirely  within the exterior  boundaries of the Real Property and any building restriction lines and does not encroach upon any easements or rights-of-way;  and (C) contains such other  information  as the Agent may reasonably request;

               (v)  Representations  and  Warranties.  The  representations  and warranties  set forth in this  Agreement  are true and  correct in all material  respects  as of the  Conversion  Date to the same extent and with the same effect as if made at and as of the date thereof;

               (vi) No Defaults.  The Borrower is not in Default under the terms of this Agreement, the Disbursing Agreement, the Loan Documents or any
          other  Material  Contract  to which the  Borrower is a party and which relates to the construction or operation of the Borrower's business;

                                       21

               (vii)  Government  Action.  No  license,  permit,  permission  or authority  necessary  for the  construction,  operation  or use of the
          Project,  and necessary and  procurable at such time, has been denied, revoked or challenged by or before any Governmental Authority; and

               (viii) Marketing Agreements.  The Borrower has executed marketing agreements  for all ethanol and DDGS to be produced at the Project and provided Agent with a collateral  assignment of each such agreement in form and content  satisfactory to the Agent and its counsel,  in their reasonable  discretion,  and acknowledged by the non-Borrower party to each such agreement.

          (d) Availability.  Subject to the provisions of this Agreement, during the  period  commencing  on the  Availability  Date and  ending on the Term
     Revolving  Loan  Termination  Date,  Advances under the Term Revolving Loan will be made as provided in Section 2.04(e).

          (e) Making the  Advances.  Each Term  Revolving  Loan Advance shall be made  by the  Borrower  delivering  a  Request  for  Advance  to the  Agent specifying  the amount of such  Advance.  Each  Request for Advance must be delivered  to the Agent by the  Borrower  before  12:00 P.M.  (Minneapolis,
     Minnesota time) on a Business Day which is at least three (3) Business Days prior to the date of such Term  Revolving  Loan Advance;  provided  however that no such Term  Revolving  Loan Advance  shall be made while an Event of
     Default  exists or if the  interest  rate for such  LIBOR  Rate loan  would exceed the Maximum Rate. Any Request for Advance received by Borrower after
     12:00 P.M. (Minneapolis,  Minnesota time) on a Business Day shall be deemed to have been received and be effective on the next Business Day. The amount of the Term Revolving Loan Advance requested from the Banks shall,  subject to the terms and  conditions of this  Agreement,  be made  available to the
     Borrower by: (i) depositing  the same, in same day funds,  in an account of the Borrower;  or (ii) wire  transferring such funds to a Person or Persons designated by the Borrower in writing.

          (f) Requests for Advances Irrevocable.  Each Request for Advance shall be irrevocable and binding on the Borrower and the Borrower shall indemnify the Agent and the Banks  against  any loss or expense any of them may incur as a result of any failure to borrow any Term  Revolving Loan Advance after a Request for Advance  (including any failure resulting from the failure to fulfill on or before the date  specified  for such  Advance the  applicable conditions  set forth in Section  2.04(c)),  including any loss  (including loss  of  anticipated  profits)  or  expense  incurred  by  reason  of  the liquidation  or  reemployment  of deposits  or other funds  acquired by the
     Banks to fund such Term  Revolving  Loan  Advance when such  Advance,  as a result of such failure, is not made on such date.

          (g) Minimum  Amounts.  Each Term  Revolving Loan Advance shall be in a minimum amount equal to Fifty Thousand and No/100 Dollars ($50,000.00).

          (h) Conditions  Precedent to Advances.  The Banks'  obligation to make each Term  Revolving  Loan Advance under the Term  Revolving  Note shall be subject to the terms, conditions and covenants set forth in this Agreement, including the following further conditions precedent:

               (i)  Representations  and  Warranties.  The  representations  and warranties  set forth in this  Agreement  are true and  correct in all material  respects  as of the date of the  Request for Advance for any
          Term  Revolving  Loan  Advance,  except as disclosed in writing to the
          Agent and the Banks, to the same extent and with the same effect as if made at and as of the date thereof;

               (ii) No Defaults.  The Borrower is not in Default under the terms of this Agreement, the Disbursing Agreement, the Loan Documents or any
          other  Material  Contract  to which the

                                       22

          Borrower  is a party  and which  relates  to the  construction  of the
          Project or the operation of the Borrower's business; and

               (iii)  Government  Action.  No  license,  permit,  permission  or authority  necessary  for the  construction,  operation  or use of the
          Project,  and necessary and  procurable at such time, has been denied, revoked or challenged by or before any Governmental Authority.

          (i) Interest  Rate.  Subject to the  provisions  of Sections  2.03 and
     2.04,  the Term  Revolving  Loan shall bear interest at a rate equal to the
     LIBOR Rate plus two hundred ninety-five (295) basis points, or as otherwise provided  in  Section  2.11.  The  rate of  interest  due  hereunder  shall initially be determined as of the Conversion  Date and shall  thereafter be adjusted as and when the LIBOR Rate changes.  All such  adjustments  to the rate of  interest  shall  be made  and  become  effective  as of the  first
     Adjustment  Date  following  such  change  in  the  LIBOR  Rate.  All  such adjustments  to said  rate  shall be made and  become  effective  as of the
     Adjustment Date, and said rate as adjusted shall remain in effect until and including the day immediately  preceding the next Adjustment Date. Interest hereunder  shall be computed on the basis of a year of three  hundred sixty five (365) days, but charged for actual days principal is  outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

          (j) Funding of  Advances.  Upon receipt by the Agent from the Borrower of any Request for Advance for any Term Revolving  Loan Advance,  the Agent
     shall promptly  notify the Borrower and the other Banks as to the amount to be paid as a result of such Request for Advance.  Not later than 12:00 P.M.
     (Minneapolis, Minnesota time) on the applicable payment date each Bank will make available to the Agent,  in  immediately  available  funds,  an amount equal to such Bank's Pro Rata Share of the amount to be paid as a result of such Request for Advance.

           (k)  Repayment of the Term  Revolving  Loan.  The Borrower  will pay interest  on  the  Term  Revolving  Loan  on  each  Monthly  Payment  Date, commencing  on the first Monthly  Payment Date  following the date on which the first Advance is made on the Term  Revolving  Loan,  and  continuing on each Monthly Payment Date thereafter until the Term Revolving Loan Maturity
     Date.  On the Term  Revolving  Loan Maturity  Date,  the amount of the then unpaid  principal  balance of the Term Revolving Loan and any and all other amounts due and owing  hereunder or under any other Loan Document  relating to the Term Revolving Loan shall be due and payable. If any Monthly Payment
     Date is not a Business Day, then the principal  installment  then due shall be paid on the next  Business  Day and  interest  shall  continue to accrue until paid.

     Section 2.05 Revolving Line of Credit Loan.

          (a)  Revolving  Line of Credit Loan. On the terms and  conditions  set forth in this Agreement, the Banks agree to make one or more Revolving Line of Credit Advances to the Borrower on a revolving basis,  during the period beginning  on  the  Availability  Date  and  ending  on  the  Business  Day immediately  preceding  the  Revolving  Line of Credit  Maturity  Date (the
     "Revolving Line of Credit  Termination  Date"),  in an aggregate  principal amount outstanding at any one time not to exceed Fifteen Million and No/100
     Dollars  ($15,000,000.00);  provided,  however,  that at no time  shall the
     Outstanding Revolving Advance exceed the Borrowing Base. The Revolving Line of Credit  Loan shall  mature and be due and  payable in full at 12:00 P.M.
     (Minneapolis, Minnesota time) on the three hundred sixty-fourth (364th) day following  the  Conversion  Date (the  "Revolving  Line of Credit  Maturity
     Date").  Subject  to Section  2.05(h),  Revolving  Line of Credit  Advances
     borrowed and repaid or prepaid may be  reborrowed  at any time prior to the
     Revolving Line of Credit Termination Date.

                                       23

          (b)  Purpose.  Revolving  Line of Credit  Advances  may be used by the
     Borrower for general  business and operating  purposes,  including  closing costs and fees  associated  with the  Revolving  Line of Credit  Loan.  The
     Borrower  agrees that the proceeds of the Revolving Line of Credit Loan are to be used only for the purposes set forth in this Section 2.05(b).

          (c)  Conditions  Precedent to All Advances.  The Banks'  obligation to fund each  Revolving  Line of Credit Advance shall be subject to the terms, conditions  and  covenants  set  forth  in this  Agreement,  including  the following further conditions precedent:

               (i) Completion of Project.  The Project shall have been completed per the Plans and  Specifications  and a Completion  Certificate shall have been obtained by Borrower;

               (ii)  Borrowing  Base   Certificate.   The  Borrower  shall  have
          submitted  to the Agent a Borrowing  Base  Certificate  as required by
          Section 5.01(c)(xvi);

               (iii)  Representations  and Warranties.  The  representations and warranties  set forth in this  Agreement  are true and  correct in all material  respects  as of the date of the  Request for Advance for any
          Revolving  Line of Credit Advance to the same extent and with the same effect as if made at and as of the date  thereof,  except as disclosed in writing to the Agent and the Banks;

               (iv) No Defaults.  The Borrower is not in Default under the terms of this Agreement,  the Loan Documents or any other Material  Contract to which the Borrower is a party and which relates to the construction or operation of the Project or operation of the Borrower's business;

               (v)  Government  Action.  No  license,   permit,   permission  or
          authority  necessary for the construction or operation of the Project, and necessary and procurable at such time, has been denied, revoked or challenged by or before any Governmental Authority; and

               (vi) Marketing  Agreements.  The Borrower has executed  marketing agreements  for all ethanol and DDGS to be produced at the Project and provided the Agent with a collateral assignment of each such agreement in form and  content  satisfactory  to the Agent and its  counsel,  in their  reasonable  discretion,  and  acknowledged by the  non-Borrower party to each such agreement.

          (d) Availability.  Subject to the provisions of this Agreement, during the period  commencing on the Availability Date and ending on the Revolving
     Line of Credit  Termination  Date,  Revolving Line of Credit Advances under the  Revolving  Line  of  Credit  Loan  may be  made  as  provided  in this
     Agreement.

          (e) Making the Advances.  Each  Revolving Line of Credit Advance shall be made by the  Borrower  delivering  a Request  for  Advance  to the Agent specifying  the amount of such  Advance.  Each  Request for Advance must be delivered to the Agent by the  Borrower,  before  12:00 P.M.  (Minneapolis,
     Minnesota time) on a Business Day which is at least three (3) Business Days prior  to the  date of such  Revolving  Line of  Credit  Advance;  provided however that no such  Revolving  Line of Credit Advance shall be made while an Event of Default exists or if the interest rate for such LIBOR Rate loan would  exceed the Maximum  Rate.  Any  Request for Advance  received by the
     Agent  after 12:00 P.M.  (Minneapolis,  Minnesota  time) on a Business  Day shall be deemed to have been received and be effective on the next Business
     Day. The amount of the Revolving Line of Credit Advance  requested from the
     Banks shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by: (i)  depositing  the same, in same day

                                       24

funds,
     in an account of the Borrower;  or (ii) wire  transferring  such funds to a
     Person or Persons designated by the Borrower in writing.

          (f) Requests for Advances Irrevocable.  Each Request for Advance shall be irrevocable and binding on the Borrower and the Borrower shall indemnify the Agent and the Banks  against  any loss or expense any of them may incur as a result of any failure to borrow any Revolving  Line of Credit  Advance after a Request  for Advance  (including  any  failure  resulting  from the failure to fulfill on or before the date  specified  for such  Advance  the applicable  conditions  set forth in this  Agreement),  including  any loss
     (including  loss of anticipated  profits) or expense  incurred by reason of the  liquidation or reemployment of deposits or other funds acquired by the
     Banks to fund such  Revolving  Line of Credit  Advance when such  Revolving
     Line of Credit  Advance,  as a result of such failure,  is not made on such date.

          (g) Minimum Amounts. Each Revolving Line of Credit Advance shall be in a minimum amount of Fifty Thousand and No/100 Dollars ($50,000.00).

          (h) Letters of Credit.  The Borrower may utilize the Revolving Line of
     Credit  Commitments  by requesting  that the Issuer issue,  and the Issuer, subject to the terms and  conditions  of this  Agreement,  may, in its sole discretion,  issue  letters  of credit  for the  Borrower's  account  (such letters  of  credit  being  hereinafter  referred  to  collectively  as the
     "Revolving Letters of Credit"); provided, however, that:

               (i) the  aggregate  amount  of all  Revolving  Letter  of  Credit
          Liabilities  shall not at any time  exceed the  amount of One  Million
          Five Hundred Thousand and No/100 Dollars ($1,500,000.00);

               (ii) the sum of the outstanding  Revolving Letters of Credit plus the  outstanding  Revolving  Line of Credit  Advances shall not at any time exceed the Borrowing Base; and

               (iii)  the  expiration  date  of a  Revolving  Letter  of  Credit advanced  under the  Revolving  Line of Credit  Loan shall be no later than the Revolving Line of Credit Loan Maturity Date.

The issuance of any Revolving Letter of Credit issued under this Section 2.05(h)
is subject to the provisions of Section 2.08.

          (i)  Interest  Rate.  The  Revolving  Line of Credit  Loan  shall bear interest  at a rate  equal to the LIBOR Rate plus two  hundred  ninety-five
     (295) basis points or as otherwise  provided in Section  2.11.  The rate of interest due hereunder  shall initially be determined as of the date of the first  Advance  made  under the  Revolving  Line of  Credit  Note and shall thereafter  be  adjusted  as and  when the  LIBOR  Rate  changes.  All such adjustments to the rate of interest  shall be made and become  effective as of the first  Adjustment  Date following such change in the LIBOR Rate. All such  adjustments to said rate shall be made and become effective as of the
     Adjustment Date, and said rate as adjusted shall remain in effect until and including the day immediately  preceding the next Adjustment Date. Interest hereunder  shall be computed on the basis of a year of three  hundred sixty five (365) days, but charged for actual days principal is  outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

          (j) Funding of  Advances.  Upon receipt  from the  beneficiary  of any
     Revolving Letter of Credit of any demand for payment or other drawing under such  Revolving  Letter of  Credit,  the Agent  shall  promptly  notify the
     Borrower  and the  Banks as to the  amount  to be paid as a result  of such demand for drawing and the  respective  payment date.  Not later than 12:00
     P.M. (Minneapolis, Minnesota time) on the applicable payment date each Bank will make available to the Agent, in immediately available funds, an amount equal to such Bank's Pro Rata Share of the amount to be paid as a result of such demand for drawing.

                                       25

          (k) Repayment of the Revolving  Line of Credit Loan. The Borrower will pay  accrued  interest  on the  Revolving  Line of Credit Loan on the first
     (1st) day of each month, commencing on the first (1st) Monthly Payment Date following the date on which the first Advance is made on the Revolving Line of Credit Loan,  and  continuing  on each Monthly  Payment Date  thereafter until the Revolving Line of Credit  Maturity Date. On the Revolving Line of
     Credit  Maturity Date, the amount of the then unpaid  principal  balance of the  Revolving  Line of Credit  Loan and any and all other  amounts due and owing hereunder or under any other Loan Document  relating to the Revolving
     Line of Credit Loan will be due and payable. If any Monthly Payment Date is not a Business Day, then the principal  installment  then due shall be paid on the next Business Day and shall continue to accrue interest until paid.

          (l) Mandatory  Prepayments or  Collateralization.  The Borrower shall, within  five  (5)  days  following  the  earlier  of the  delivery  of each
     Borrowing Base  Certificate  hereunder or the day upon which such Borrowing
     Base  Certificate  was due,  either (i) prepay the Revolving Line of Credit
     Advances in the amount, if any, by which the Outstanding  Revolving Line of
     Credit  Advances  on the date of  prepayment  under  this  Section  2.05(l)
     exceeds the Borrowing Base at such time,  together with accrued interest to the date of such  prepayment  on the  amount  prepaid,  or (ii)  pledge and assign to the Agent additional  collateral  acceptable to the Agent, in the
     Agent's sole discretion,  and deliver all documentation  that the Agent, in its sole  discretion,  may  require  in  connection  with such  pledge  and assignment and the perfection of a first-priority Security Interest in such additional  Collateral,  so that the Borrowing Base plus the value assigned by the Agent, in its sole discretion,  to such additional Collateral equals or exceeds the Outstanding Revolving Line of Credit Advances.

     Section 2.06 Swingline Loan.

          (a)  Swingline  Loan.  Subject  to the  terms and  conditions  of this
     Agreement,  the  Swingline  Bank agrees to make one or more Advances to the
     Borrower from time to time,  from and including the Conversion Date to, but excluding,  the Term Revolving Loan Termination Date and the Revolving Line
     of Credit  Termination  Date, in an aggregate  principal amount at any time outstanding  up to but not exceeding the  Swingline  Commitment;  provided, however that after calculation of the participation  interests of each Bank in such Advances:

               (i) the aggregate amount of outstanding  Swingline Advances shall not at any time exceed the amount of One  Million  and No/100  Dollars
          ($1,000,000.00) (the "Swingline Commitment");

               (ii) the Outstanding Credit applicable to a Bank shall not at any time  exceed  the  lesser  of (A) such  Bank's  Pro Rata  Share of the
          Borrowing   Base,  or  (B)  such  Bank's   Revolving  Line  of  Credit
          Commitment; and

               (iii) the  Outstanding  Credit  shall not at any time  exceed the lesser of (A) the Borrowing  Base or (B) the  aggregate  amount of the
          Commitments at such time.

Subject to the foregoing limitations, and the other terms and provisions of this
Agreement, the Borrower may borrow, prepay, and reborrow hereunder the amount of the Swingline Commitment. The Swingline Bank may, by written notice given to the
Agent not later than 10:00 A.M.  (Minneapolis,  Minnesota  time) on any Business
Day, require the Banks to acquire  participations on such Business Day in all or a portion of the  Swingline  Loans  outstanding.  Such notice shall  specify the aggregate  amount  of  Swingline  Loans in which  the  Banks  will  participate.
Promptly upon receipt of such notice, the Agent will give notice thereof to each
Bank specifying in such notice such Bank's Pro Rata Share of such Swingline Loan or Loans. Each Bank hereby absolutely and unconditionally agrees upon receipt of notice as provided in this  Section  2.06 to pay to the

                                       26

Agent for the account of the  Swingline  Bank such Bank's Pro Rata Share of such
Swingline Loan or Loans.  Each Bank  acknowledges and agrees that its obligation to acquire  participations  in  Swingline  Loans  pursuant to this  paragraph is absolute  and  unconditional  and  shall  not be  affected  by any  circumstance whatsoever,  including the occurrence and  continuance of an Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset,  abatement,  withholding or reduction whatsoever.  Each
Bank shall comply with its obligation  under this Subsection by wire transfer of immediately available funds, in the same manner as provided in Section 2.21 with respect to Loans made by such Bank (and  Section 2.22 shall apply to the payment obligations  of the Banks),  and the Agent shall  promptly pay to the  Swingline
Bank the amounts so received  by it from the Banks.  The Agent shall  notify the
Borrower of any  participations  in any Swingline Loan acquired pursuant to this subsection,  and thereafter  payments in respect of such Swingline Loan shall be made to the Agent and not to the  Swingline  Bank.  Any amounts  received by the
Swingline  Bank from the Borrower (or other party on behalf of the  Borrower) in respect of a Swingline  Loan after receipt by the Swingline Bank of the proceeds of a sale of participations therein shall be promptly remitted to the Agent; any such  amounts  received by the Agent shall be promptly  remitted by the Agent to the Banks that shall have made their payments pursuant to this Subsection and to
the   Swingline   Bank,  as  their   interests  may  appear.   The  purchase  of
participations in a Swingline Loan pursuant to this Subsection shall not relieve the  Borrower  of  any  default  in the  payment  thereof.  Notwithstanding  the foregoing,  a Bank shall not have any obligation to acquire a participation in a
Swingline  Loan  pursuant to this  Subsection  if an Event of Default shall have occurred and be  continuing  at the time such  Swingline  Loan was made and such
Bank shall have  notified the Swingline  Bank in writing,  at least one Business
Day prior to the time such Swingline  Loan was made,  that such Event of Default has  occurred  and that such Bank will not acquire  participations  in Swingline
Loans made while such Event of Default is continuing.

          (b) Swingline  Advances.  Each Swingline Advance shall be made, to the extent that the Swingline Bank is so obligated under Section 2.05(a),  on a
     Request for Advance from the Borrower to the Agent  delivered  before 12:00
     P.M.  (Minneapolis,  Minnesota time) on the date of such Swingline Advance, specifying  the amount of such Swingline  Advance.  Any Request for Advance applicable to a Swingline  Advance received after 12:00 P.M.  (Minneapolis,
     Minnesota  time) shall be deemed to have been  received and be effective on the next Business Day. The amount of each Swingline  Advance made hereunder shall,  subject  to the terms and  conditions  of this  Agreement,  be made available to the Borrower by (i) depositing the same, in same day funds, in an account of the Borrower or (ii) wire transferring such funds to a Person or Persons designated by the Borrower in writing.

          (c) Minimum  Amounts.  Each  Swingline  Advance  shall be in a minimum amount equal to Fifty Thousand and No/100 Dollars ($50,000.00).

          (d) Repayment of Swingline  Loan.  The Borrower shall pay to the Agent for the account of the Swingline Bank the outstanding  principal  amount of each  Swingline  Advance  on the  earlier  of (i) the Term  Revolving  Loan
     Termination  Date, (ii) the Revolving Line of Credit  Termination  Date, or
     (iii) the date  which is thirty  (30) days after the  Swingline  Advance is made (the earliest of such date with respect to a Swingline  Advance herein the  "Swingline  Maturity").  Subject to the other terms and  conditions of this Agreement, the Borrower may repay a Swingline Advance on its Swingline
     Maturity or at any time prior thereto by requesting a Revolving  Advance in accordance  with  Sections  2.04(e) or 2.05(e)  with the  proceeds  thereof payable to the Swingline Bank for its own account.  The Swingline  Bank, at any time in its sole and absolute discretion and whether or not a Swingline
     Maturity  shall have  occurred,  may require  that each other Bank fund its participation  in the then  outstanding  principal  amount of all Swingline
     Advances  by giving  each other  Bank  notice  thereof as set forth  herein below.  Additionally,  if the  Borrower  shall not have  repaid a Swingline
     Advance by 12:00 P.M.  (Minneapolis,  Minnesota time) on the  corresponding
     Swingline  Maturity,  the  Swingline  Bank  will  notify  each  Bank of the aggregate  principal  amount of the  Swingline  Advance  which

                                       27

     has not been repaid.  Upon the giving of any notice by the  Swingline  Bank under  either of the  preceding  two  sentences,  each such Bank shall make available to the Swingline Bank, in immediately  available funds, an amount equal  to its Pro Rata  Share  of the  aggregate  principal  amount  of the
     Swingline Advance or Swingline Advances subject to such notice by not later than 3:00 P.M.  (Minneapolis,  Minnesota  time) on the date such  notice is received  if such  notice  is  received  by 12:00  P.M.,  or by 11:00  A.M.
     (Minneapolis,  Minnesota  time) on the next  Business Day if such notice is received after 12:00 P.M. (Minneapolis, Minnesota time), whether or not the conditions to an Advance under Article III are satisfied.

          (e) Swingline Interest Rate. The Swingline Loan shall bear interest at a rate equal to the LIBOR Rate plus two  hundred  ninety  five (295)  basis points. The rate of interest due hereunder shall initially be determined as of the date of each  Swingline  Advance and shall  thereafter  be initially adjusted on the first day of the immediately succeeding calendar month. All such adjustments to the rate of interest shall be made and become effective as of the first Adjustment Date following each Swingline Advance.  All such adjustments  to said rate  shall be made and  become  effective  as of each subsequent  Adjustment  Date,  and said rate as  adjusted  shall  remain in
     effect  until  and  including  the  day  immediately   preceding  the  next
     Adjustment  Date.  Interest  hereunder  shall be computed on the basis of a year of three  hundred  sixty five (365) days,  but charged for actual days principal is outstanding.  In no event shall the applicable rate exceed the
     Maximum Rate.

     Section 2.07  Evidence of Debt.  The  extension of credit made by each Bank shall be evidenced by one or more  accounts or records  maintained  by such Bank and by the Agent in the  ordinary  course of  business.  The accounts or records maintained  by the Agent  and each Bank  shall be prima  facie  evidence  of the amount  of the  credit  extensions  made by the  Banks to the  Borrower  and the interest and payments thereon. Any failure to so record or any error in doing so shall not,  however,  limit or otherwise  affect the  obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records  maintained by any Bank and the accounts and records of the Agent in respect of such  matters,  the accounts and records of the Agent shall  control in the absence of manifest  error.  Upon the request of any Bank made  through  the Agent,  the  Borrower  shall  execute and deliver to such Bank (through the Agent) a promissory  note in the form attached as  Exhibits C, E, or G which shall  evidence  such Bank's  loans in addition to such accounts or records. Each Bank may attach schedules to its Note and endorse thereon the date,  amount and  maturity of its loans and  payments  with respect
thereto.   Upon  the  termination  of  the  Commitments  and  repayment  of  all
Obligations  hereunder,  each Bank shall, at the request of the Borrower (and at the  Borrower's  expense),  return to the Borrower the Note or Notes  evidencing such Bank's loans marked "cancelled."

     Section  2.08.  Letters of Credit.  All  Letters of Credit  that are issued under this Agreement are subject to the following:

          (a) Letter of Credit  Request  Procedure.  The Borrower shall give the
     Agent and the Issuer  irrevocable  prior notice (effective upon receipt) on or before 12:00 P.M. (Minneapolis,  Minnesota time) on a Business Day which is at least  three (3)  Business  Days  prior to the date of the  requested issuance  of a Letter  of  Credit  specifying  the  requested  amount,  the beneficiary  of each  Letter of Credit to be issued,  the  expiry  date and issuance date of each Letter of Credit to be issued,  and the nature of the transactions to be supported thereby.  Any such notice received after 12:00
     P.M.  (Minneapolis,  Minnesota  time) on a Business  Day shall be deemed to have been  received and be effective on the next Business Day. Upon receipt of such  notice,  the Agent  shall  promptly  notify  each Bank of the face amount and expiry date of such Letter of Credit and of such Bank's Pro Rata
     Share of the  amount of the  proposed  Letter of Credit.  The Issuer  shall provide a Bank a copy of each Letter of Credit it has issued hereunder upon such Bank's request.  Each Letter of Credit shall be  substantially  in the form of Exhibit H, shall be payable in U.S. dollars,  shall be satisfactory in form and  substance  to the  Agent and the  Issuer,  and shall be issued pursuant to such  documentation  as the Issuer may

                                       28

     require,  including the Issuer's standard form letter of credit request and reimbursement  agreement;  provided  that,  in the  event  of any  conflict between the terms of such credit  request and  reimbursement  agreement and the other  Loan  Documents,  the terms of the other  Loan  Documents  shall control.

          (b)  Banks'  Pro Rata  Shares.  Upon the date of issue of a Letter  of
     Credit,  the Issuer shall be deemed,  without  further  action by any party hereto,  to have sold to each  other  Bank,  and each  other  Bank shall be deemed,  without further action by any party hereto, to have purchased from the Issuer a  participation  to the extent of such Bank's Pro Rata Share in such Letter of Credit and the related Letter of Credit Liabilities.

          (c) Letter of Credit Fees. The Borrower shall pay to the Agent for the account  of each Bank an  irrevocable  letter  of  credit  fee on each such
     Bank's Pro Rata Share of the maximum  amount  available for drawings  under each  Letter of  Credit,  such  letter of credit fee (i) to be in an amount equal to one hundred fifty (150) basis points,  on an annualized  basis, of the maximum amount  available to be drawn under such Letter of Credit,  and
     (ii) to be paid on the date of  issuance  of such  Letter of Credit  and on each  anniversary date of the date of issuance of such Letter of Credit for so long as such Letter of Credit remains  outstanding.  After receiving any payment of any letter of credit fees under this  Subsection  (c), the Agent will  promptly  pay to each Bank the  letter  of credit  fees then due such
     Bank. With respect to each Letter of Credit, the Borrower shall also pay to the Issuer for its account only all fees, costs, and expenses of the Issuer arising in  connection  with any Letter of Credit,  including  the Issuer's customary  fees for  amendments,  transfers,  and  drawings  on  Letters of
     Credit.

          (d) Reimbursements.  After receipt of the notice delivered pursuant to
     Section  2.21 with  respect to a Letter of Credit,  the  Borrower  shall be irrevocably  and  unconditionally  obligated to reimburse the Banks for any amounts paid by the Banks upon any demand for payment or drawing  under the applicable Letter of Credit, without presentment, demand, protest, or other formalities  of any kind other than the notice  required  by Section  2.21.
     Such  reimbursement  shall  occur no later  than  3:00  P.M.  (Minneapolis,
     Minnesota  time) on the date of  payment  under  the  applicable  Letter of
     Credit  if the  notice  under  Section  2.21  is  received  by  12:00  P.M.
     (Minneapolis,  Minnesota time) on such date or by 11:00 A.M.  (Minneapolis,
     Minnesota  time) on the next Business Day, if such notice is received after
     12:00 P.M. (Minneapolis, Minnesota time). All payments on the Reimbursement
     Obligations  (including any interest  earned  thereon) shall be made to the
     Agent for the  account  of the  Banks in U.S.  dollars  and in  immediately available funds, without set-off, deduction, or counterclaim.

          (e) Reimbursement  Obligations Absolute. The Reimbursement Obligations
     of the Borrower under this Agreement shall be absolute,  unconditional, and irrevocable,  and shall be performed  strictly in accordance with the terms of the Loan Documents under all  circumstances  whatsoever and the Borrower hereby waives any defense to the payment of the  Reimbursement  Obligations based on any circumstance whatsoever, including, in any case, the following circumstances:  (i) any lack of validity or enforceability of any Letter of
     Credit or any other Loan  Document;  (ii) any amendment or waiver of or any consent to departure  from any Loan  Document;  (iii) the  existence of any claim, set-off,  counterclaim,  defense, or other rights which the Borrower or any other  Person may have at any time  against any  beneficiary  of any
     Letter of Credit,  the Agent,  the Issuer,  the Banks or any other  Person, whether in connection with any Loan Document or any unrelated  transaction;
     (iv) any  statement,  draft,  or other  documentation  presented  under any
     Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any  statement  therein being untrue or inaccurate in any respect  whatsoever;  (v) payment by the Issuer  under any Letter of Credit against presentation of a draft or other document that does not comply with the  terms  of such  Letter  of  Credit;  or (vi)  any  other  circumstance whatsoever,  whether or not similar to any of the foregoing;  provided that
     Reimbursement Obligations with respect to a Letter of Credit may be subject
     to  avoidance   by  the  Borrower  if

                                       29

     the Borrower proves in a final non-appealable  judgment that it was damaged and that such damage arose directly from the Issuer's willful misconduct or gross negligence in determining  whether the documentation  presented under the Letter of Credit in question complied with the terms thereof.

          (f) Issuer Responsibility.  The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such  Letter of Credit.  None of the Agent,  the  Issuer,  the other
     Banks,  or any of their  respective  officers or  directors  shall have any responsibility  or  liability  to the Borrower or any other Person for: (i)
     the failure of any draft to bear any reference or adequate reference to any
     Letter of Credit, or the failure of any documents to accompany any draft at negotiation,  or the failure of any Person to  surrender  or to take up any
     Letter of Credit or to send documents  apart from drafts as required by the terms of any  Letter of  Credit,  or the  failure of any Person to note the
     amount  of  any  instrument  on  any  Letter  of  Credit,   each  of  which
     requirements, if contained in any Letter of Credit itself, it is agreed may be waived by the Issuer; (ii) errors, omissions,  interruptions,  or delays
     in  transmission   or  delivery  of  any  messages;   (iii)  the  validity,
     sufficiency,  or  genuineness  of  any  draft  or  other  document,  or any endorsement(s)  thereon,  even if any such draft,  document or  endorsement should in fact prove to be in any and all respects  invalid,  insufficient, fraudulent,  or forged or any statement  therein is untrue or inaccurate in any  respect;  (iv) the  payment  by the Issuer to the  beneficiary  of any
     Letter of Credit against  presentation  of any draft or other document that does not comply  with the terms of the  Letter of Credit;  or (v) any other circumstance  whatsoever  in making or failing to make any payment  under a
     Letter of Credit. The Issuer may accept documents that appear on their face
     to  be  in  order,  without   responsibility  for  further   investigation,
     regardless of any notice or information to the contrary.

          (g)  Replacement of Issuer.  The Issuer may be replaced at any time by written  agreement  among the  Borrower,  the  Agent,  the  Issuer  and the successor Issuer.  The Agent shall notify the Banks of any such replacement of the Issuer. At the time any such replacement shall become effective, the
     Borrower  shall pay all unpaid fees accrued for the account of the replaced
     Issuer  pursuant to Section  2.08(c).  From and after the effective date of any such  replacement,  (i) the successor  Issuer shall have all the rights and  obligations of the Issuer under this Agreement with respect to Letters of Credit to be issued  thereafter,  and (ii) references herein to the term
     "Issuer"  shall be deemed  to refer to such  successor  or to any  previous
     Issuer, or to such successor and all previous Issuers, as the context shall require. After the replacement of an Issuer hereunder,  the replaced Issuer shall remain a party  hereto and shall  continue to have all the rights and obligations  of an Issuer under this  Agreement  with respect to Letters of
     Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

     Section 2.09.  Obligations Several. The failure of any Bank to make its Pro
Rata Share of any Advance  required to be made by it shall not relieve any other
Bank of its obligation,  if any, under this Agreement to make its Pro Rata Share of any Advance  required to be made by it, but no Bank shall be responsible  for the failure of any other Bank to make any  portion of an Advance  required to be made by such other Bank.

     Section 2.10 Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Bank or the Borrower (the "Payor") prior to the date on which such Bank is to make payment to the Agent hereunder or the Borrower is to make a payment to the Agent for the  account  of one or more of the Banks,  as the case may be (such payment being herein called the "Required  Payment"),  which notice shall be  effective  upon  receipt,  that the Payor  does not intend to make the
Required  Payment to the Agent,  the Agent may assume that the Required  Payment has been made and may,  in  reliance  upon  such  assumption  (but  shall not be required to),  make the amount  thereof  available to the intended  recipient on such date and,  if the Payor has not in fact made the  Required  Payment  to the
Agent, (a) the recipient of such payment shall, on demand,  pay to the Agent the amount made  available to it together  with  interest  thereon in respect of the period  commencing  on

                                       30

the date such amount was so made available by the Agent until the date the Agent recovers  such amount at a rate per annum equal to the Federal Funds Rate, or if the Payor is the Borrower at the applicable  interest rate  hereunder,  for such period,  and (b) the Agent shall be entitled to offset  against any and all sums to be paid to such  recipient,  the amount  calculated  in  accordance  with the foregoing clause (a).

     Section  2.11.  Adjustments  to Interest  Rate.  Notwithstanding  any other provision of this  Agreement,  the Notes,  or the Related  Documents,  after the
Conversion  Date,  the rate of interest under any Loan which bears interest at a variable rate, shall be adjusted  according to the following schedule should the
Tangible Owner's Equity of the Borrower, achieve the levels set forth below:

         Tangible Owner's Equity            Interest Rate
         -----------------------            -------------

         Equal to or less than 55.00%       Applicable LIBOR Rate plus 295
                                            basis points

         Greater than 55.00% and            Applicable LIBOR Rate plus 270
         Less than or equal to 65.00%       basis points

         Greater than 65.00%                Applicable LIBOR Rate plus 245
         and less than or equal to 75.00%   basis points

         Greater than 75.00%                Applicable LIBOR Rate plus 225
                                            basis points

Upon delivery of the audited financial statements pursuant to Section 5.01(c)(i)
for each  fiscal  year end  beginning  with the first  fiscal year end after the
Conversion  Date,  the rate of interest  for any Loan which bears  interest at a variable rate shall  automatically  be adjusted in accordance  with the Tangible
Owner's  Equity set forth therein and the rates set forth above.  Such automatic adjustment  to the rate of interest  shall take effect as of the first  Business
Day of the month  following  the month in which the Agent  received  the related audited financial  statements  pursuant to Section  5.01(c)(i).  If the Borrower fails to  deliver  such  audited  financial  statements  which so sets forth the
Tangible Owner's Equity within the period of time required by Section 5.01(c)(i)
hereof  or  if  any  Event  of  Default  occurs,  the  rate  of  interest  shall automatically  be adjusted to a rate equal to the applicable LIBOR Rate plus 295 basis points,  such  automatic  adjustments:  (a) to take effect as of the first
Business  Day after the last day on which the  Borrower  was required to deliver
the  applicable   audited  financial   statements  in  accordance  with  Section
5.01(c)(i) hereof or in the case of an Event of Default, on the date the written notice is given to the Borrower;  and (b) to remain in effect until subsequently adjusted in  accordance  herewith  upon the delivery of such  audited  financial statements  or, in the case of an Event of  Default,  when such Event of Default has been cured to the satisfaction of the Agent.

     Section 2.12.  Changes in Law Rendering  Certain LIBOR Rate Loans Unlawful.
In the event that any change in any  applicable  law  (including the adoption of any new applicable  law) or any change in the  interpretation  of any applicable law by any  judicial,  governmental  or other  regulatory  body charged with the interpretation,  implementation or administration thereof, should make it (or in the good-faith  judgment of the Agent should raise a substantial  question as to whether  it is)  unlawful  for the Banks to make,  maintain  or fund  LIBOR Rate loans,  then:  (a) the Agent shall  promptly  notify  each of the other  parties hereto;  and (b) the  obligation  of the Banks to make  LIBOR Rate loans of such type shall,  upon the effectiveness of such event, be suspended for the duration of such unlawfulness.  During the period of any suspension, the Banks shall make loans to the  Borrower  that are deemed  lawful and that as closely as  possible reflect the terms of this Agreement.

                                       31

     Section 2.13. Payments and Computations.

          (a) Method of Payment.  Except as otherwise expressly provided herein, all payments of  principal,  interest,  and other amounts to be made by the
     Borrower  under  the  Loan  Documents  shall be made to the  Agent  for the account of the Banks in U.S.  dollars and in immediately  available  funds, without  set-off,  deduction,  or  counterclaim,  not later than 12:00 P.M.
     (Minneapolis,  Minnesota  time)  on the date on which  such  payment  shall become due (each such  payment  made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall,  at the time of making each such  payment,  specify to the Agent the sums  payable  under the Loan  Documents  to which  such  payment  is to be applied  and in the event  that the  Borrower  fails to so specify or if an
     Event of Default exists,  the Agent may apply such payment and any proceeds of any  Collateral to the Loan  Obligations  in such order and manner as it may elect in its sole discretion.

          (b) Application of Funds.  Except as otherwise  provided  herein,  the
     Agent may apply all  payments  received  for the benefit of the Borrower to the Loan Obligations in such order and manner as the Agent may elect in its sole discretion;  provided that any payments received from any guarantor or from any  disposition  of any collateral  provided by such guarantor  shall only be applied against obligations guaranteed by such guarantor.

          (c) Payments on a  Non-Business  Day.  Whenever any payment  under any
     Loan  Document  shall be stated  to be due on a day that is not a  Business
     Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the  computation of the payment of interest and fees, as the case may be.

          (d) Pro  Rata  Treatment.  Except  to the  extent  otherwise  provided herein:  (i) each Advance  shall be made by the Banks,  and each payment of fees under  Section  2.08(c) and Section 2.27 shall be made for the account of the Banks pro rata according to their  respective  Pro Rata Share;  (ii)
     each  payment and  prepayment  of  principal  of or interest on Advances or
     Reimbursement  Obligations by the Borrower  (including  payments made under
     Section  2.06)  shall be made to the Agent for the  account of the Agent or
     the  Banks  holding  such  Advances  or   Reimbursement   Obligations   (or
     participation interests therein) pro rata in accordance with the respective unpaid principal amounts of such Advances or funded participation interests held by such Banks (provided that only the Swingline Bank shall be entitled to principal and interest on the Swingline  Advances unless the other Banks have funded their  participations  therein and the Issuer shall be entitled to principal and interest on the Reimbursement Obligations unless the other
     Banks have funded  their  participations  therein);  (iii) the Banks (other than the  Issuer)  shall  purchase  from the Issuer  participations  in the
     Letters of Credit pro rata  according to their  respective Pro Rata Shares;
     and (iv) the Banks (other than the Swingline  Bank) shall purchase from the
     Swingline Bank  participations in the Swingline Advances pro rata according to their respective Pro Rata Shares.

          (e) Proceeds of Collateral. All proceeds received by the Agent for the account of the Banks from the sale or other  liquidation  of the Collateral when an Event of Default  exists  shall  first be applied as payment of the accrued and unpaid fees and expenses of the Agent and the Banks  hereunder, including  under Section 8.04 and then to all other unpaid or  unreimbursed
     Obligations  (including  reasonable  attorneys' fees and expenses) owing to the Agent or the Banks and then any remaining amount of such proceeds shall be applied to the unpaid amounts of Obligations,  until all the Obligations have been paid and satisfied in full or cash collateralized.  After all the
     Obligations  (including  all  contingent  Obligations)  have  been paid and satisfied in full, all Commitments  terminated and all other obligations of the Banks to the Borrower  otherwise

                                       32

     satisfied,  any remaining  proceeds of Collateral shall be delivered to the
     Person  entitled  thereto  as  directed  by the  Borrower  or as  otherwise determined by applicable law or applicable court order.

          (f) Noncash Proceeds. Notwithstanding anything contained herein to the
     contrary,   if  the  Agent  shall  ever  acquire  any  Collateral   through
     foreclosure  or by a conveyance in lieu of  foreclosure or by retaining any of the Collateral in satisfaction of all or part of the Loan Obligations or if any proceeds of Collateral  received by the Agent to be distributed  and shared  pursuant to Section  2.13(e)  are in a form other than  immediately available funds, the Agent shall not be required to remit any share thereof under the  terms  hereof  and the Banks  shall  only be  entitled  to their undivided  interests in the Collateral or noncash proceeds as determined by this Section 2.13(f).  The Banks shall receive the applicable  portions (in accordance  with  Section  2.13(e))  of  any  immediately  available  funds consisting  of proceeds  from such  Collateral  or proceeds of such noncash proceeds so acquired  only if and when  received by the Agent in connection with the  subsequent  disposition  thereof.  While any  Collateral or other property  to be shared  pursuant  to  Section  2.13(e) is held by the Agent pursuant to this Section  2.13(f),  the Agent shall hold such Collateral or other property for the benefit of the Banks and all matters relating to the management,  operation,  further  disposition  or any other  aspect of such
     Collateral  or other  property  shall be resolved by the  agreement  of the
     Required Banks.

          (g) Return of Proceeds.  If at any time payment,  in whole or in part, of any amount  distributed  by the Agent  hereunder  is  rescinded  or must otherwise be restored or returned by the Agent as a preference,  fraudulent conveyance, or otherwise under any bankruptcy,  insolvency, or similar law, then each Person receiving any portion of such amount agrees,  upon demand, to return the portion of such amount it has received to the Agent.

          (h)  Sharing  of  Payments.  If a Bank  shall  obtain  payment  of any principal of or interest on any of the Loan  Obligations  owed to such Bank hereunder  directly (and not through the Agent) through the exercise of any right  of  set-off,  banker's  lien,  counterclaim  or  similar  right,  or
     otherwise,   such  Bank  shall  promptly  purchase  from  the  other  Banks participations  in the Loan  Obligations  owed  hereunder held by the other
     Banks in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Banks shall share the benefit of such  payment  pro rata in  accordance  with the  unpaid  principal  of and interest on the Loan  Obligations  then owed  hereunder to each of them. To such  end,  all of the  Banks  shall  make  appropriate  adjustments  among themselves  (by the resale of  participations  sold or otherwise) if all or any  portion  of  such  excess  payment  is  thereafter  rescinded  or must otherwise be restored.  The Borrower  agrees,  to the fullest extent it may effectively  do so under  applicable  law,  that any Bank so  purchasing  a participation  in the Loan Obligations held by the other Banks may exercise all rights of set-off, banker's lien, counterclaim,  or similar rights with respect to such participation as fully as if such Bank were a direct holder of the  Loan  Obligations  in the  amount  of such  participation.  Nothing contained herein shall require any Bank to exercise any such right or shall affect  the right of any Bank to  exercise,  and  retain  the  benefits  of exercising,  any such  right  with  respect  to any other  indebtedness  or obligation of the Borrower.

          (i) Computations.  Except as expressly  provided otherwise herein, all computations  of  interest  and fees  shall be made on the  basis of actual number of days lapsed over a year of three  hundred  sixty five (365) days, as  appropriate.  Interest  shall  accrue  from  and  include  the  date of borrowing, but exclude the date of payment.

     Section 2.14. Default Interest.  In addition to the rights and remedies set forth in this  Agreement and the Loan  Documents:  (a) if the Borrower  fails to make any payment to the Agent for the account of the Banks when due, then at the
Agent's option in each instance,  the Loan Obligations  shall bear interest from the date due to the date  paid at two  percent  (2%) per  annum in excess of the rate of interest that would otherwise be applicable to the Loan Obligation;  (b)
upon the occurrence and during the continuance of an Event of

                                       33

Default beyond any applicable cure period, if any, at the Agent's option in each instance,  the unpaid balances of the Loans shall bear interest from the date of the Event of Default or such later date as the Agent  shall elect at two percent
(2%) per annum in excess of the rate(s) of interest  that would  otherwise be in effect on the Loans under the terms of this Agreement; (c) after the maturity of any Loan,  whether by reason of acceleration or otherwise,  the unpaid principal balance of the Loan  (including  principal,  interest,  fees and expenses) shall automatically  bear interest at two percent (2%) per annum in excess of the rate of  interest  that would  otherwise  be in effect on the Loan under the terms of this Agreement.  Interest payable at the Default Rate shall be payable from time to time on demand or, if not sooner  demanded,  on the last day of each calendar month.

     Section 2.15.  Late Charge.  If any payment due under this Agreement is not paid  within  ten (10) days of the due date  thereof,  the  Borrower  shall,  in addition to such amount,  pay on demand of the Agent a late charge equal to five percent (5%) of the amount of such payment.

     Section 2.16.  Prepayment  of Loans.  The Borrower may, at anytime and from time to time, upon sixty (60) days advance  written notice to the Agent,  prepay the outstanding amount of the Loans in whole or in part with accrued interest to the date of such prepayment on the amount  prepaid,  without penalty or premium, except as provided in this  Section  2.16.  In the event the entire  outstanding balance of any of the  Construction  Loan,  or Term Loan is prepaid in full from the Closing Date through the first  twenty-four (24) months after the Conversion
Date,  the  Borrower  shall pay a  prepayment  fee equal to 2% of the  amount of principal  prepaid.  Notwithstanding  the foregoing,  no prepayment fee shall be required if such  prepayment is made pursuant to Section  2.25.  Any  prepayment does not otherwise affect  Borrower's  obligation to pay any fees due under this
Agreement. In addition, in the event any Loan is converted to a Fixed Rate Loan, the Borrower  shall pay the  prepayment  fee  applicable to that fixed  interest rate,  if any. In the event the Required  Banks have agreed in writing to reduce the maximum  amount of the Term  Revolving  Loan or the Revolving Line of Credit
Loan available to Borrower,  the Term Revolving Loan Commitment or the Revolving
Line of Credit Loan  Commitment,  as the case may be, of each Bank  holding such
Commitment  shall be  reduced  on a pro rata basis  according  to a each  Bank's respective Pro Rata Share.

     Section 2.17.  Withholding  Taxes.  All payments by the Borrower of amounts payable under any Loan  Document  shall be payable  without  deduction for or on account of any  present or future  taxes,  duties,  or other  charges  levied or imposed by any  Governmental  Authority  through  withholding  or deduction with respect to any such  payments  (but  excluding any tax imposed on or measured by the net income or profit of a Bank) (all such  taxes,  duties or other  charges, giving  effect to the taxes  excluded  pursuant to the  foregoing  parenthetical herein the  "Non-Excluded  Taxes").  If any Non-Excluded  Taxes are so levied or imposed,  the Borrower  shall make  additional  payments in such amounts so that every net  payment of amounts  payable  by them under any Loan  Document,  after withholding or deduction for or on account of any  Non-Excluded  Taxes,  will be equal to the amount  provided for herein or therein;  provided that the Borrower may withhold to the extent  required by law and shall have no  obligation to pay such additional  amounts to any Bank to the extent that such Non-Excluded  Taxes
(a) are levied or imposed by reason of the failure or  inability of such Bank to comply with the provisions of Section 2.18, or (b) are United States withholding taxes  imposed  (or branch  profits  taxes  imposed in lieu  thereof) on amounts payable to such Bank at the time the Bank becomes a party to the Loan Documents, except to the extent that such Bank's  assignor  (if any) was  entitled,  at the time of assignment, to receive additional amounts from the Borrower with respect to such  Non-Excluded  Taxes  pursuant to this Section 2.17.  The Borrower shall furnish  promptly to the Agent for  distribution  to each affected  Bank, as the case may be, official receipts evidencing any such withholding or reduction.

     Section 2.18. Withholding Tax Exemption.

                                       34

          (a) Each Bank that is not  incorporated or organized under the laws of the United States of America or a state thereof (a "Non-U.S.  Bank") agrees that it will deliver to the Borrower and the Agent on the Closing Date (or,
     in the case of an assignee,  on the date of assignment)  two duly completed copies of either  United  States  Internal  Revenue  Service Form W8-ECI or
     W8-BEN (or any applicable  successor form),  certifying in either case that such Non-U.S.  Bank is entitled to receive payments from the Borrower under any Loan Document  without  deduction or  withholding  of any United States federal  income taxes.  In the case of a Non-U.S.  Bank claiming  exemption from U.S.  federal  withholding  tax under Section  871(h) or 881(s) of the
     Code, with respect to payments of "portfolio interest",  it will deliver to the  Borrower  and the Agent on the  Closing  Date  (or,  in the case of an assignee,  on the  date of  assignment)  two  Form  W-8 (or any  subsequent versions  thereof  or  successors  thereto)  properly  completed  and  duly executed by such  Non-U.S.  Bank  claiming  complete  exemption  from, or a reduced  rate of,  U.S.  federal  withholding  tax on all  payments  by the
     Borrower  under the Loan  Documents.  Each Non-U.S.  Bank which so delivers such a form further undertakes to deliver to the Borrower and the Agent two
     (2) additional  copies of such form on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments  thereto or extensions  or  renewals  thereof  as may be  reasonably  requested  by the
     Borrower or the Agent, in each case  certifying that such Non-U.S.  Bank is entitled to receive  payments  from the  Borrower  under any Loan  Document without deduction or withholding of any United States federal income taxes, unless an event  (including any change in treaty,  law, or regulation)  has occurred  prior to the date on which any such delivery  would  otherwise be required which renders all such forms  inapplicable  or which would prevent such Non-U.S.  Bank from duly  completing and delivering any such form with respect to it and such  Non-U.S.  Bank  advises the  Borrower and the Agent that it is not capable of receiving such payments  without any deduction or withholding of United States federal income tax.

          (b) A Bank that is  entitled  to an  exemption  from or  reduction  of
     non-U.S.  withholding  tax under the law of the  jurisdiction  in which the
     Borrower is located,  or any treaty to which such  jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower
     (with a copy to the Agent),  at the time or times  prescribed by applicable law or reasonably  requested by the Borrower,  such properly  completed and executed  documentation  prescribed by  applicable  law as will permit such payments to be made without  withholding  or at a reduced  rate;  provided, that such Bank is legally  entitled to  complete,  execute and deliver such documentation  if in  such  Bank's  reasonable  judgment  such  completion, execution or submission  would not materially  prejudice the legal position of such Bank.

          (c) If the form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a U.S. interest withholding tax rate in excess of zero,  withholding tax at such rate shall be considered  excluded from Non-Excluded Taxes unless and until such Bank provides the appropriate form  certifying that a lesser rate applies,  whereupon  withholding tax at such lesser rate shall be considered  excluded from Non-Excluded Taxes only for periods governed by such form.

     Section 2.19.  Maximum Amount Limitation.  Anything in this Agreement,  any
Note, or the other Loan Documents to the contrary notwithstanding,  the Borrower shall not be  required to pay  unearned  interest on any Note or any of the Loan
Obligations,  or ever be required to pay interest on any Note or any of the Loan
Obligations  at a rate in excess of the Maximum  Rate,  if any. If the effective rate of interest which would otherwise be payable under this Agreement, any Note or any of the other Loan  Documents  would exceed the Maximum Rate, if any, then the rate of interest  which would  otherwise  be  contracted  for,  charged,  or received under this Agreement, any Note or any of the other Loan Documents shall be reduced to the Maximum Rate, if any. If any unearned  interest or discount or property that is deemed to constitute interest (including to the extent that any of the fees payable by the Borrower for the Loan  Obligations to the Banks under this  Agreement,  any Note,  or any of the other  Loan  Documents  are deemed to constitute  interest) is contracted for,  charged,  or received in excess of the
Maximum  Rate, if any, then such interest in excess of the Maximum Rate

                                       35

shall be deemed a mistake and canceled,  shall not be collected or  collectible, and if paid  nonetheless,  shall,  at the option of the holder of such Note,  be either  refunded to the Borrower,  or credited on the principal of such Note. It is further  agreed that,  without  limitation of the foregoing and to the extent permitted  by  applicable  law,  all  calculations  of the rate of  interest  or discount  contracted for, charged or received by the Banks under their Notes, or under any of the Loan  Documents,  that are made for the purpose of  determining whether  such rate  exceeds the Maximum Rate  applicable  to the Banks,  if any, shall be made,  to the extent  permitted  by  applicable  laws (now or hereafter enacted),  by amortizing,  prorating and spreading during the period of the full terms of the  Advances  evidenced  by the Notes,  and any  renewals  thereof all interest  at any time  contracted  for,  charged  or  received  by the  Banks in connection  therewith.  This Section 2.19 shall control every other provision of
all  agreements   among  the  parties  to  this  Agreement   pertaining  to  the
transactions  contemplated by or contained in the Loan Documents,  and the terms of this Section 2.19 shall be deemed to be  incorporated  in every Loan Document and communication related thereto.

     Section 2.20 Bank  Records.  All  Advances and all payments or  prepayments made  thereunder on account of principal or interest may be evidenced by each of the Banks in  accordance  with its usual  practice  in an  account  or  accounts evidencing such Advances and all payments or prepayments thereunder from time to time and the amounts of  principal  and  interest  payable and paid from time to time thereunder;  in any legal action or proceeding in respect of the Notes, the entries  made in such account or accounts  shall be prima facie  evidence of the existence  and amounts of all  Advances  and all  payments or  prepayments  made thereunder on account of principal or interest.

     Section 2.21  Funding of  Advances.  Upon receipt by the Agent or a Bank of any Request for Advance for any Term Revolving  Loan Advance,  Revolving Line of
Credit Advance, Letter of Credit or any demand for payment or other drawing, the
Agent or the Bank shall  promptly  notify the Borrower and the other Banks as to the  amount to be paid as a result of such  Request  for  Advance  or demand for drawing and the  respective  payment date.  Any notice  pursuant to the forgoing sentence  shall  specify  the amount to be paid as a result of such  Request for
Advance or demand for drawing and the  respective  payment date.  Not later than
12:00 P.M.  (Minneapolis,  Minnesota  time) on the applicable  payment date each
Bank will make available to the Agent, in immediately available funds, an amount equal to such Bank's Pro Rata Share of the amount to be paid as a result of such
Request for Advance or demand for drawing.

     Section  2.22.   Participation   Obligations  Absolute;   Failure  to  Fund
Participation.  The  obligations  of a Bank to  fund  its  participation  in the
Letters of Credit and  Swingline  Advances in  accordance  with the terms hereof shall be  absolute,  unconditional,  and  irrevocable  and  shall  be  performed strictly  in  accordance  with  the  terms  of  the  Loan  Documents  under  all circumstances whatsoever, including the following circumstances: (a) any lack of validity of any Loan Document;  (b) the occurrence of any Event of Default;  (c)
the existence of any claim, set-off, counterclaim, defense, or other right which such Bank,  the Borrower or any other Person may have; (d) the occurrence of any event that has or could reasonably be expected to have a material adverse effect on the financial  conditions or operation of any Bank and its subsidiaries;  (e)
the failure of any condition to an Advance or the issuance of a Letter of Credit under this  Agreement to be satisfied;  (f) the fact that after giving effect to the funding of the participation the Outstanding  Revolving  Advances may exceed the Borrowing  Base; or (g) any other  circumstance  whatsoever,  whether or not similar to any of the foregoing.  If a Bank fails to fund its participation in a
Letter of Credit or a  Swingline  Advance as  required  hereby,  such Bank shall remain obligated to pay to the Issuer or the Swingline Bank, as applicable,  the amount it failed to fund on demand together with interest  thereon in respect of the period  commencing on the date such amount should have been funded until the date the  amount  was  actually  funded  to the  applicable  Person at a rate of interest  equal to the Federal  Funds Rate for such period and such Person shall be entitled to offset against any and all sums to be paid to such Bank hereunder the amount due such Person under this sentence.

                                       36

         Section 2.23.  Farm Credit System Entity Equity  Interests.  So long as any of the entities  identified in Schedule 2.23 is a Bank under this Agreement, the Borrower will acquire  equity in such Farm Credit  System  Entities (an "FCS
Entity") in such  amounts and at such times as the FCS  Entities  may require in accordance  with the FCS  Entities'  Bylaws  and  Capital  Plans (as each may be amended  from time to time),  except that the maximum  amount of equity that the
Borrower may be required to purchase in the FCS Entities in connection  with the
Loans and Swingline  Loans made by the FCS Entities under this  Agreement  shall not exceed the maximum  amount  permitted by the FCS Entities'  Bylaws as of the date of this  Agreement.  The rights and obligations of the parties with respect to such equity and any  distributions  made on account  thereof or on account of the  Borrower's  patronage  with the FCS  Entities  shall be governed by the FCS
Entities'  Bylaws,  except that if the FCS Entities  sell a  participation  in a portion of any Loans due to the FCS Entities,  the sold portion of the Loans due to the FCS Entities shall not be entitled to patronage distributions.  A sale of participation  interest may include  certain  voting rights of the  participants regarding  the loans  hereunder  (including  the  administration,  servicing and enforcement thereof). The Borrower hereby consents and agrees that the amount of any distributions with respect to the Borrower's patronage with the FCS Entities that are made in qualified  written  notices of allocation and that are received by the Borrower from the FCS Entities will be taken into account by the Borrower at the stated dollar amounts  whether the  distribution  is evidenced by a stock certificate or other form of written notice that such distribution has been made and recorded in the Borrower's name on the FCS Entities' records.  The Loans due to the FCS Entities under this Agreement and other  indebtedness  due to the FCS
Entities hereunder shall be secured by a statutory first lien on all equity that the Borrower may now own or hereafter  acquire in the FCS Entities.  Such equity shall not, however,  constitute  security for indebtedness due to any other Bank under this  Agreement.  The FCS  Entities  shall not be  obligated to set off or otherwise apply such equities to the Borrower's indebtedness to the Bank.

     Section  2.24.  Compensation.  Upon the request of the Agent,  the Borrower shall pay to the Agent for the  account of the Banks  such  amount or amounts as shall be sufficient  (in the  reasonable  opinion of the Agent) to compensate it for any actual loss,  cost, or expense  (excluding  loss of anticipated  profits incurred by it) as a result of: (a) any payment,  prepayment, or conversion of a
LIBOR Rate loan for any reason on a date other than the last day of the Interest
Period  for  such  Loan;  or (b) any  failure  by the  Borrower  for any  reason
(including the failure of any condition  precedent  specified in Section 3.01 to be  satisfied)  to borrow,  extend,  or prepay a LIBOR Rate loan on the date for such  borrowing,  extension,  or prepayment  specified in the relevant notice of borrowing,  extension or prepayment under this Agreement.  Such  indemnification may  include  any  amount  equal to the  excess,  if any,  of: (y) the amount of interest which would have accrued on the amount so prepaid,  or not so borrowed, converted or  extended,  for the period from the date of such  prepayment  or of such  failure  to borrow,  convert  or extend to the last day of the  applicable
Interest Period (or in the case of a failure to borrow,  convert or extend,  the
Interest  Period that would have  commenced on the date of such failure) in each case at the  applicable  rate of interest  for such loan as provided for herein;
over (z) the amount of interest (as  reasonably  determined  by the Agent) which would have accrued to the Banks on such amount by placing such amount on deposit for a comparable  period with leading banks in the interbank  LIBOR market.  The covenants  of the  Borrower  set forth in this  Section  2.24 shall  survive the repayment of the Loans and other Obligations under the Loan Documents hereunder.

     Section  2.25  Excess  Cash Flow.  In  addition  to all other  payments  of principal and interest  required under this Agreement and the Notes,  at the end of the third fiscal  quarter  following the  Conversion  Date, and at the end of each fiscal quarter thereafter until the Maturity Date, the Borrower shall remit to the  Agent  for the  account  of the  Banks,  an  amount  equal to 65% of the
Borrower's  Excess Cash Flow,  calculated  based upon the immediately  preceding fiscal year end audited  financial  statements,  on or before 120 days after the end of each  fiscal  year of the  Borrower  (the  "Excess  Cash Flow  Payment");
provided,  however,  that the total Excess Cash Flow Payments required hereunder shall not exceed Four Million and No/100 Dollars  ($4,000,000.00)  in any fiscal year (the  "Maximum  Excess Cash Flow").  Such  payment  shall be applied to the

                                       37

reduction of the  outstanding  principal of the Term Loan.  The Excess Cash Flow
Payment  shall be  recalculated  annually  based upon  audited  fiscal  year end financial  statements  required  by Section  5.01(c)(i).  Any  Excess  Cash Flow
Payment  shall not be  considered  to be a  prepayment  with  respect to which a prepayment  fee under  Section  2.16 of this  Agreement  is required to be paid.
Notwithstanding the foregoing,  the Excess Cash Flow Payment shall not exceed an aggregate  amount of  $16,000,000.00  for the term of this Agreement.  No Excess
Cash Flow Payment shall be required  during any calendar year should  Borrower's
Tangible  Owner's  Equity  be  greater  than  65% at the end of the  immediately preceding fiscal year end of he Borrower.

     Section 2.26.  Administrative Fee. The Borrower agrees to pay to the Agent, for Agent's own and sole account and not for the account of the Banks,  the fees in the amounts determined from time to time by the agreement of the Borrower and the Agent and as set forth in a separate letter  agreement  between the Borrower and the Agent dated as of the date of this Agreement.  Such fees shall be deemed fully earned and non-refundable on the due date thereof.

     Section 2.27.  Commitment  Fee. The Borrower agrees to pay to the Agent for the account of each Bank a commitment fee on the average daily unused portion of such  Bank's  Revolving  Commitment  from the  Conversion  Date  until  the Term
Revolving  Loan  Termination  Date or the Revolving  Line of Credit  Termination
Date, as the case may be, at the rate of thirty-five  (35) basis points on a per annum basis,  payable in arrears in quarterly  installments payable on the first
(1st) day of each third month after the Conversion  Date during the term of such
Bank's  Revolving  Commitment,  and on the Term Revolving Loan  Termination Date
and/or the  Revolving  Line of Credit  Termination  Date.  For  purposes of this
Agreement,  the  unused  portion  of  a  Bank's  Revolving  Commitment  for  any measurement period shall be the positive difference,  if any, of (a) the average daily amount of such Bank's Revolving Commitment,  minus (b) the Bank's Pro Rata
Share of the average daily outstanding  Revolving  Advances and Revolving Letter of Credit Liabilities, but shall not, for purposes of this Section 2.27 only, be deemed  utilized  by any  Swingline  Advances  unless the Banks'  participations therein are funded in accordance with Section 2.06.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

     Section 3.01. Conditions Precedent to Funding. The obligations of the Banks to make any  Advance,  are subject to the  conditions  precedent  that the Agent shall have received the  following,  in form and substance  satisfactory  to the
Agent:

          (a) This Agreement,  duly executed by the Borrower,  the Agent and the
     Banks;

          (b) The Notes, duly executed by the Borrower;

          (c) The Mortgage,  fully executed and  notarized,  to secure the Loans encumbering  on a first lien basis the fee  interest of the Borrower in the
     Real Property and improvements thereon, as described in Schedule 3.01(c);

          (d) The Security  Agreement duly executed by the Borrower  pursuant to which the Agent is granted a senior security  interest in the Collateral by the Borrower;

          (e) A copy of the  Construction  Contract(s) and a complete set of the
     Plans  and  Specifications,   together  with  copies  of  all  permits  and
     government approvals relating to the construction and use of the Project;

                                       38

          (f) An assignment of each of the Construction  Contracts and the Plans and Specifications, duly executed by the Borrower and pursuant to which the
     Borrower  shall have  assigned  to the Agent all of the  Borrower's  right, title and  interest in and to each such  Construction  Contract,  and which assignment  shall have been  consented  to and  certified in writing by the other party(ies) to each such Construction Contract;

          (g)  Copies  of all  Material  Contracts  between  Borrower  and third parties used in the normal operations of the Borrower, including management agreements, marketing agreements, and corn delivery agreements;

          (h)  Assignments  of the  Material  Contracts,  duly  executed  by the
     Borrower  and  pursuant to which the  Borrower  shall have  assigned to the
     Agent all of the  Borrower's  right,  title and  interest in and to each of such  contracts,  and which  assignment  shall have been  consented  to and certified in writing by the other party(ies) to each such contract;

          (i) Financing Statements in form and content satisfactory to the Agent and in proper form under the UCC of all  jurisdictions  as may be necessary or,  in the  opinion  of the  Agent,  desirable  to  perfect  the  security interests created by the Security Agreement;

          (j) UCC, tax, and judgment lien search  reports  listing all financing statements  and other  encumbrances  which  name the  Borrower  (under  its
     present  name  and  any   previous   name)  and  which  are  filed  in  the
     jurisdictions  in which the  Borrower is located,  organized  or  maintains collateral,  together  with copies of such  financing  statements  (none of which shall cover the  collateral  purported  to be covered by the Security
     Agreement);

          (k) Evidence  that all other  actions  necessary or, in the opinion of the Agent,  desirable to enable the Agent to perfect and protect the rights created by the Loan  Documents  and the security  interests  created by the
     Security Agreement have been taken;

          (l) An  ALTA  mortgagee  title  insurance  policy  issued  by a  title insurance  company  acceptable  to the  Agent,  with  respect  to the  Real
     Property,  assuring  the Agent and the Banks  that the  Mortgage  creates a valid and enforceable  encumbrance on the Real Property,  free and clear of all defects and encumbrances  except Permitted Liens and containing:  (i) a comprehensive  endorsement  (ALTA form 9); (ii) a zoning  endorsement (ALTA form 3.1) specifying an ethanol production  facility as a permitted use for all of the parcels  included in the Real  Property;  (iii) a  restrictions, encroachments,  minerals-owners  endorsement (ALTA Form 9.2); and (iv) such endorsements as the Agent shall  reasonably  require.  Such title insurance policy shall be in form and substance reasonably  satisfactory to the Agent and shall provide for  affirmative  insurance and such  reinsurance  as the
     Agent may  reasonably  request,  all of the foregoing in form and substance reasonably satisfactory to the Agent;

          (m) Maps or plats of the Real Property  certified to the Agent and the title  insurance  company  issuing  the policy  referred  to in  Subsection
     3.01(m) (the "Title Insurance Company") in a manner reasonably satisfactory to the Agent  and the  Title  Insurance  Company,  dated a date  reasonably satisfactory to the Agent and the Title Insurance Company by an independent professional licensed land surveyor, which maps or plats and the surveys on which they are based shall be  sufficient  to delete any  standard  printed survey  exception  contained in the applicable  title policy and be made in accordance  with the Minimum  Standard Detail  Requirements  for Land Title
     Surveys  jointly  established  and  adopted  by  the  American  Land  Title
     Association  and the American  Congress on  Surveying  and Mapping in 1992,
     and,  without  limiting the  generality  of the  foregoing,  there shall be surveyed and shown on such maps,  plats or surveys the  following:  (i) the locations  on  such  sites  of all  the  buildings,  structures  and  other improvements and the established

                                       39

     building  setback lines;  (ii) the lines of streets  abutting the sites and width  thereof;  (iii) all access and other  easements  appurtenant  to the sites  necessary to use the sites;  (iv) all  roadways,  paths,  driveways,
     easements,   encroachments   and   overhanging   projections   and  similar
     encumbrances affecting the site, whether recorded, apparent from a physical inspection  of the  sites  or  otherwise  known  to the  surveyor;  (v) any encroachments  on any  adjoining  property by the building  structures  and improvements on the sites;  and (vi) if the site is described as being on a filed map, a legend relating the survey to said map;

          (n) Evidence as to: (i) whether any portion of the Real Property is in an area  designated by the Federal  Emergency  Management  Agency as having special flood or mud slide hazards (a "Flood Hazard Property"); and (ii) if any portion of the Real  Property is a Flood Hazard  Property:  (A) whether the  community in which such Real Property is located is  participating  in
     the  National  Flood  Insurance   Program;   (B)  the  Borrower's   written
     acknowledgment of receipt of written  notification from the Agent (1) as to the fact that such Real  Property is a Flood Hazard  Property and (2) as to
     whether the  community in which each such Flood Hazard  Property is located is participating in the National Flood Insurance Program; and (C) copies of insurance policies or certificates of insurance of the Borrower  evidencing flood insurance satisfactory to the Agent and naming the Agent as sole loss payee on behalf of the Banks;

          (o)  Evidence  reasonably  satisfactory  to the  Agent  that  the Real
     Property and the contemplated use of the Real Property are in compliance in all  material  respects  with all  applicable  Laws  including  health  and
     Environmental  Laws,  including all concentrated  animal feedlot operations rules and regulations,  erosion control ordinances,  storm drainage control laws,  doing  business  and/or  licensing  laws,  zoning laws (the evidence submitted as to zoning should include the zoning  designation  made for the
     Real  Property,  the permitted  uses of the Real Property under such zoning designation  and zoning  requirements  as to  parking,  lot size,  ingress, egress and building  setbacks) and laws regarding access and facilities for disabled persons including the Federal Architectural Barriers Act, the Fair
     Housing  Amendments  Act of 1988, the  Rehabilitation  Act of 1973, and the
     Americans with Disabilities Act of 1990;

          (p) A certificate of the secretary of the Borrower  together with true and correct copies of the following:  (i) the Articles of  Organization  of the Borrower,  including all amendments thereto, certified by the Office of the  Secretary of State of the state of its  organization  and dated within thirty (30) days prior to the date hereof;  (ii) the Operating Agreement of the Borrower,  including all amendments  thereto;  (iii) the resolutions of the Board of governors of the Borrower authorizing the execution,  delivery and  performance  of this  Agreement,  the other  Loan  Documents,  and all documentation  executed and delivered in connection  therewith to which the
     Borrower  is a  party;  (iv)  certificates  of the  appropriate  government officials of the state of  organization of the Borrower as to its existence and good standing, and certificates of the appropriate government officials in each state where each corporate Borrower does business and where failure to qualify as a foreign corporation would have a material adverse effect on the  business  and  financial  condition  of the  Borrower,  as to its good standing  and due  qualification  to do business in such state,  each dated within 30 days prior to the date hereof;  and (v) the names of the officers of the  Borrower  authorized  to sign this  Agreement  and the  other  Loan
     Documents to be executed by each corporate Borrower, together with a sample of the true signature of each such officer;

          (q) The legal opinion of Blackwell  Sanders Peper Martin,  LLP,  legal counsel for the  Borrower,  substantially  in the form  attached  hereto as
     Exhibit I;

          (r) An intercreditor and subordination agreement between the Agent and any holder of subordinated  debt as to the priority of the Agent's Security
     Interests  in the  Collateral,  rights  to  payment  following  an Event of
     Default, and as to such other matters as reasonably requested by the Agent.

                                       40

          (s) Evidence that the costs and expenses  (including  attorneys' fees)
     referred to in Section  8.04, to the extent  incurred and  invoiced,  shall have been paid in full;

          (t) The results of the Agent's  inspection of the Collateral,  and the
     Agent's  receipt of an appraisal of the Collateral  acceptable to the Agent in its sole discretion;

          (u)  Satisfactory  review  by  the  Agent  of any  pending  litigation relating to the Borrower;

          (v) An environmental  site assessment that complies with the standards set forth in ASTME 1527-05 Phase I Environmental  Site  Assessment  Process
     and  such  additional  information  as  Agent  shall  require  in  order to establish that Agent has made "all appropriate inquiries" as provided under
     Comprehensive  Environmental  Response,   Compensation  and  Liability  Act
     (CERCLA) and 40 C.F.R. part 312;

          (w) The Borrower  shall have ordered the General  Contractor  to begin construction of the Project, and construction shall have commenced;

          (x) A schedule,  certified by the  Borrower as accurate and  complete, setting forth: (i) the necessary licenses, permits and consents required by applicable federal, state, and local governmental entities required for the lawful construction and operation of the Project; and (ii) the deadlines to obtain such  licenses,  permits and  consents so that the  Completion  Date occurs as scheduled;

          (y) The Agent shall have  received,  in form and substance  reasonably acceptable  to the Agent,  an  agreement  with an  Inspecting  Engineer  of recognized  standing and acceptable to the Agent,  by which  agreement such
     Inspecting  Engineer  agrees to assist the Agent in its  inspection  of the
     Project during  construction,  review and approve  requests for Advances on the  Construction  Loan on behalf of the Agent, and provide such additional services  as the Agent may  reasonably  require at the sole  expense of the
     Borrower;

          (z) The Borrower shall have provided evidence of its commitment to the
     Project of the Borrower's Equity;

          (aa) A Commodity Account Control Agreement for all commodity  accounts kept and maintained by the Borrower;

          (bb) A Deposit Account Control Agreement for all Deposit Accounts kept and maintained by the Borrower;

          (cc)  Evidence  that the  insurance  required by Sections  5.01(j) and
     5.01(r)(xii) has been obtained by the Borrower;

          (dd) Copies of all permits  necessary to begin the construction of the
     Project; and

          (ee)  Evidence  satisfactory  to Agent that  Borrower is in compliance with all state and federal  requirements  related to wetland protection and regulation.

     Section 3.02.  Conditions  Precedent to All Advances.  The effectiveness of this  Agreement,  the  obligation  of the  Banks to make  each  Advance  and the obligation  of the Issuer to issue any Letter of Credit  shall be subject to the further  conditions  precedent  that on the  Closing  Date (with  respect to the effectiveness  of this Agreement  only) or on the date of such Advance or Letter of Credit, as applicable:

                                       41

          (a) the  following  statements  shall be true (and the  receipt by the
     Borrower of the proceeds of such Advance and/or the issuance each Letter of
     Credit shall be deemed to constitute a  representation  and warranty by the
     Borrower that such statements are true on such date):

               (i) The representations and warranties contained in Section 4.01, and in the Loan Documents are correct;

               (ii) No event has  occurred  and is  continuing,  or would result from such Advance or Letter of Credit,  which  constitutes an Event of
          Default (as defined in Section  6.01  hereof) or would  constitute  an
          Event of Default but for the requirement  that notice be given or time elapse or both; and

               (iii)  In the  case of a  Revolving  Line of  Credit  Advance  or
          Revolving Letter of Credit, after giving effect thereto, the aggregate outstanding Revolving Line of Credit Advances and Revolving Letters of
          Credit do not exceed the Borrowing Base on such date; and

          (b) the Agent shall have  received such other  approvals,  opinions or documents as the Agent may reasonably request.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     Section 4.01  Representations and Warranties of the Borrower.  The Borrower
represents and warrants as follows:

          (a)  Borrower.  The  Borrower  is a  limited  liability  company  duly organized and validly  existing and in good standing  under the laws of the
     State of Iowa and is qualified to do business in all jurisdictions in which the nature of its business  makes such  qualification  necessary  and where failure to so qualify would have a Material Adverse Effect on its financial condition or  operations.  The Borrower has the power and  authority to own and  operate  its  assets  and to carry  on its  business  and to  execute, deliver,  and perform its Obligations  under the Loan Documents to which it is or may become a party. There are no outstanding subscriptions,  options, warrants, calls, or rights (including preemptive rights) to acquire, and no
     outstanding   securities  or  instruments   convertible  into,   membership
     interests (units) of the Borrower,  except for those transactions set forth on Schedule 4.01(a).

          (b) The Loan Documents. The execution, delivery and performance by the
     Borrower of the Loan Documents are within the Borrower's powers,  have been duly  authorized  by all  necessary  action,  do not  contravene:  (i)  the articles of  organization or operating  agreement of the Borrower;  or (ii)
     any  law  or  any  contractual  restriction  binding  on or  affecting  the
     Borrower;  and do not  result  in or  require  the  creation  of any  lien, security  interest or other charge or  encumbrance  (other than pursuant to the terms thereof) upon or with respect to any of its properties.

          (c)  Governmental  Approvals.  Other  than as set  forth  in  Schedule
     4.01(c),  no consent,  permission,  authorization,  order or license of any
     Governmental  Authority  or of any  party to any  agreement  to  which  the
     Borrower is a party or by which it or any of its  property  may be bound or affected,  is necessary in connection with the construction of the Project, the execution,  delivery,  performance or enforcement of the Loan Documents or the creation and perfection of the liens and security  interest  granted thereby,  except as have been  obtained and are in full force and effect or which are required in  connection  with the exercise of remedies  hereunder and except as are not required for the construction of the Project.

                                       42

          (d) Enforceability. This Agreement is, and each other Loan Document to which the  Borrower is a party when  delivered  will be,  legal,  valid and binding  obligations  of the Borrower  enforceable  against the Borrower in accordance  with  their  respective  terms,  except  as may be  limited  by applicable bankruptcy, insolvency,  reorganization,  moratorium, or similar laws  affecting  the  enforcement  of  creditor's  rights  generally and by general principles of equity.

          (e)  Financial  Condition  and  Operations.  The balance  sheet of the
     Borrower , as of September 30, 2006,  and, with respect to the period ended
     September  30, 2006 the related  statement of cash flow of the Borrower for the fiscal  period then ended,  copies of which have been  furnished to the
     Agent,  fairly present in all material respects the financial  condition of the  Borrower  as of such date,  and the results of the  operations  of the
     Borrower for the period ended on such dates, and since such dates there has been no change which would have a Material Adverse Effect on the Borrower.

          (f) Litigation.  Except as described on Schedule 4.01(f),  there is no pending or threatened action or proceeding affecting the Borrower or any of the  transactions  contemplated by this Agreement  before any  Governmental
     Authority,  which  may have a  Material  Adverse  Effect  on the  financial condition or operations of the Borrower.  As of the Closing Date, there are no outstanding judgments against the Borrower.

          (g) Use of Proceeds  of  Advances,  etc.  (i) No proceeds of the Loans will be used to acquire any security in any transaction which is subject to
     Sections  13 and 14 of  the  Securities  Exchange  Act of  1934  (provided, however, that this provision shall not prohibit the Borrower from investing in certain  value added  cooperatives  for the purposes of carrying out its overall  business  operations);  (ii) the  Borrower  is not  engaged in the business  of  extending  credit for the purpose of  purchasing  or carrying margin  stock  (within the meaning of  Regulation  U issued by the Board of
     Governors  of the  Federal  Reserve  System);  and (iii) no proceeds of the
     Loans  will be used to  purchase  or carry  any  margin  stock or to extend credit to others  for the  purpose of  purchasing  or  carrying  any margin stock.

          (h) Liens. Except as created by the Loan Documents,  and the Permitted
     Liens, there is no lien,  security interest or other charge or encumbrance, and no other type of preferential arrangement,  upon or with respect to any of the  properties  or income of the  Borrower,  which  secures Debt of any
     Person, except as described in Schedule 5.02(a).

          (i) Taxes.  The  Borrower has filed or caused to be filed all federal, state and local tax returns  that are required to be filed and has paid all other taxes,  assessments,  and governmental  charges or levies upon it and its property,  income, profits and assets which are due and payable, except where the  payment of such tax,  assessment,  government  charge or levy is being  contested in good faith and by appropriate  proceedings and adequate reserves  in  compliance  with GAAP  have been set aside on the  Borrower's books therefore.

          (j) Solvency. As of and from and after the date of this Agreement, the
     Borrower:  (i) owns and will own  assets the fair  saleable  value of which are: (A) greater than the total amount of liabilities (including contingent liabilities);  and (B) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured  considering  all financing  alternatives  and potential  asset sales reasonably available to it; (ii) has capital that is not unreasonably
     small  in  relation  to  its  business  as   presently   conducted  or  any
     contemplated or undertaken transaction;  and (iii) does not intend to incur and does not  believe  that it will incur  debts  beyond its ability to pay such debts as they become due.

                                       43

          (k)  Location  of  Inventory  and  Farm  Products;  Third  Parties  in
     Possession;  Crops.  The Borrower's  inventory and farm products pledged as
     Collateral  under the Security  Agreement are located at the places (or, as applicable,  jurisdictions) specified in Schedule 4.01(k) for the Borrower, except to the extent any such  inventory  and farm products are in transit.
     Schedule 4.01(k) correctly identifies, as of the date hereof, the landlords or  mortgagees,  if any, of each of its  locations  identified  in Schedule
     4.01(k)  currently leased or owned by the Borrower.  Except for the Persons identified on Schedule  4.01(k),  no Person other than the Borrower and the
     Agent have possession of any of the Collateral.  Except as described above, none of its  Collateral  has been located in any  location  within the past four months other than as set forth on Schedule 4.01(k) for the Borrower.

          (l) Office Locations;  Fictitious Names;  Predecessor  Companies;  Tax
     I.D. Number.  The Borrower's  chief place of business,  its chief executive office,  and its  jurisdiction  of  organization  is  located  at the place identified  for the  Borrower  on  Schedule  4.01(l).  Within the last four months it has not had any other chief place of  business,  chief  executive office,  or jurisdiction of organization.  Schedule 4.01(l) also sets forth all other  places  where the  Borrower  keeps its books and records and all other  locations  where the Borrower has a place of business.  The Borrower does not do business nor has the  Borrower  done  business  during the past five (5) years under any  trade-name or fictitious  business name except as disclosed on Schedule 4.01(l). Schedule 4.01(l) sets forth an accurate list of all names of all  predecessor  companies of the Borrower  including  the names of any  entities  it acquired  (by stock  purchase,  asset  purchase, merger or  otherwise)  and the chief place of business and chief  executive office of each such predecessor company.  For purposes of the foregoing,  a
     "predecessor  company"  shall  mean  any  Person  whose  assets  or  equity interests  are  acquired by the Borrower or who was merged with or into the
     Borrower  within  the  last  four  months  prior to the  date  hereof.  The
     Borrower's   United  States  Federal  Income  Tax  I.D.  Number  and  state organizational identification number are identified on Schedule 4.01(l).

          (m) Title to  Properties.  The  Borrower  has such title or  leasehold interest in and to the Real Property  owned or leased by it as is necessary or  desirable  to the conduct of its  business and valid and legal title or leasehold interest in and to all of its Personal Property,  including those reflected on the financial  statements of the Borrower previously delivered to the Agent,  except  those which have been  disposed  of by the  Borrower subsequent  to the  date  of  such  delivered  financial  statements  which dispositions  have been in the ordinary  course of business or as otherwise expressly permitted hereunder.

          (n) Disclosure.  All factual information  furnished by or on behalf of the  Borrower in writing to the Agent  (including  all factual  information contained in the Loan Documents) for purposes of or in connection with this
     Agreement,  the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual  information  hereafter furnished by or on behalf of the Borrower to the Agent,  will be true and accurate in all material  respects on the date as of which such information is dated or certified  and not  incomplete  by omitting to state any fact  necessary to make such  information not misleading in any material  respect at such time in light of the circumstances under which such information was provided.

          (o)  Operation  of  Business.  The Borrower  possesses  all  licenses, permits, franchises,  patents, copyrights,  trademarks, and trade names, or rights  thereto,  necessary  to conduct its business  substantially  as now conducted and will obtain all such licenses, permits, franchises,  patents, copyrights,  trademarks,  and trade names,  or rights thereto  necessary to conduct its  business as presently  proposed to be  conducted  except those that the failure to so possess  could not  reasonably be expected to have a
     Material Adverse Effect on its financial  condition or operations,  and the
     Borrower is not in  violation of any valid rights of others with respect to any of the  foregoing  except  violations  that  could  not  reasonably  be expected to have such a Material Adverse Effect.

                                       44

          (p) Intellectual  Property.  The Borrower owns, or has the legal right to use,  all patents,  trademarks,  trade  names,  copyrights,  technology, know-how  and  processes  necessary  for  it to  conduct  its  business  as currently  conducted  and will own or  obtain  the  legal  right to use all patents,  trademarks,  trade names,  copyrights,  technology,  know-how and processes  necessary for it to conduct its business as currently  conducted
     (collectively the "Intellectual Property"), except for those the failure to own or have such legal  right to use could not  reasonably  be  expected to have a  Material  Adverse  Effect.  As of the  Closing  Date,  set forth in
     Schedule 4.01(p) is a list of all Intellectual Property registered with the
     United  States  Copyright  Office or the United States Patent and Trademark
     Office and owned by the Borrower or that the Borrower has the right to use.
     Except as provided in Schedule  4.01(p),  no claim has been asserted and is pending  by any  Person  challenging  or  questioning  the use of any  such
     Intellectual  Property  or  the  validity  or  effectiveness  of  any  such
     Intellectual  Property,  nor does the Borrower know of any such claim, and, to the knowledge of the Borrower,  the use of such Intellectual Property by the Borrower does not infringe on the rights of any Person, except for such claims and  infringements  that, in the aggregate,  could not reasonably be expected to have a Material Adverse Effect.

          (q)  Employee  Benefit  Plans.  The Borrower is in  compliance  in all material  respects with the applicable  provisions of ERISA, the failure to comply with which could have a Material Adverse Effect on the Borrower.

          (r)  Investment  Company  Act.  The  Borrower  is not  required  to be registered as an "investment  company" within the meaning of the Investment
     Company Act of 1940, as amended.

          (s)  Compliance  with  Laws.  The  Borrower  is in  compliance  in all material respects with all laws,  rules,  regulations,  ordinances,  codes, orders,  and the like,  the  failure  to comply  with  which  could  have a
     Material Adverse Effect on the Borrower.

          (t)  Environmental  Compliance.  The Borrower,  except as set forth in
     Schedule   4.01(t),   is  in  material   compliance   with  all  applicable
     Environmental Laws.

          (u) Material Contracts. The Borrower has performed all of its material obligations,  other than those obligations for which performance is not yet due,  under  all  Material  Contracts  and,  to the best  knowledge  of the
     Borrower, each other party thereto is in compliance with each such Material
     Contract.  Each such  Material  Contract  is in full  force  and  effect in accordance  with the terms thereof.  The Borrower has made available a true and complete  copy of each such  Material  Contract for  inspection  by the
     Agent.

                                    ARTICLE V
                            COVENANTS OF THE BORROWER

     Section 5.01. Affirmative Covenants. So long as any Loan Obligations remain unpaid or the Banks shall have any  commitment  hereunder,  the Borrower  shall, unless the Agent shall otherwise consent in advance in writing:

          (a) Compliance with Laws,  etc.  Comply in all material  respects with all applicable  laws,  rules,  regulations  and orders,  such compliance to include  (i) all  applicable  zoning and land use laws,  (ii) all  employee benefit and  Environmental  Laws,  and (iii) paying  before the same become delinquent all taxes,  assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

                                       45

          (b) Visitation Rights; Field Examination.  Subject to the terms of the
     Material  Contracts,  applicable laws and reasonable  worksite rules, which may involve prior consent,  training or other provisions, at any reasonable time and from time to time, permit the Agent or its  representatives to (i)
     examine  and make  copies of and  abstracts  from the  records and books of account  of the  Borrower,  and (ii) enter  onto the Real  Property  of the
     Borrower to conduct field  examinations  and collateral  inspections,  with such  frequency  as the Agent in its sole  reasonable  discretion  may deem appropriate,  and (iii) discuss the affairs,  finances, and accounts of the
     Borrower with the Borrower's Board Chairman or General Manager.  Subject to
     the terms of Material  Contracts,  applicable laws and reasonable  worksite rules, the Borrower  consents to and authorizes the Agent to enter onto the property of the  Borrower  for  purposes of  conducting  the  examinations, inspections and discussions  provided above. Upon and during the occurrence of an Event of  Default  or in the event that there are deemed by the Agent to be any  material  inconsistencies  and/or  material  noncompliance  with respect to any  financial or other  reporting on the part of the  Borrower, any and all visits and inspections deemed necessary or desirable on account of such Event of Default,  inconsistency  and/or  noncompliance shall be at the  expense  of  the  Borrower.  In  addition  to  the  foregoing,  at any reasonable  time and from time to time,  the Borrower also shall permit the
     Agent or representatives  thereof,  at the expense of the Agent, to examine and make copies of and abstracts  from the records and books of account of, and visit the  properties  of, the  Borrower,  and to discuss the  affairs, finances and accounts of the Borrower with any of its  respective  officers or directors.

          (c) Reporting Requirements. Furnish to the Agent:

               (i)  Beginning  with the  first  fiscal  year end  following  the
          Completion Date, as soon as available,  but in no event later than one hundred  twenty  (120) days after the end of each  fiscal  year of the
          Borrower   occurring  during  the  term  hereof,   audited   financial
          statements of the Borrower  (including  balance  sheet,  statements of income  and  cash  flows,  all  accompanying  notes  thereto  and  any management letter (the "Financial Statements")), for such year for the
          Borrower,  in a  form  acceptable  to the  Agent  and  prepared  by an accountant  acceptable  to the Agent,  and  certified by an authorized officer of the Borrower, together with a Compliance Certificate which:
          (A) states that no Event of Default,  and no event or  condition  that but for the  passage  of time,  the  giving of  notice  or both  would constitute an Event of Default,  has occurred or is in existence;  and
          (B) shows in detail  satisfactory to the Agent the calculation of, and the Borrower's  compliance  with,  each of the covenants  contained in this Section 5.01;

               (ii)  Beginning   with  the  first  (1st)  month   following  the
          Completion  Date, as soon as available and in any event within 30 days after the end of each month,  balance sheets of the Borrower as of the end of such  month and  statement  of income of the  Borrower  for the period  commencing  at the end of the previous  fiscal year and ending with the end of such month,  prepared in  accordance  with GAAP in all material  respects  and  certified  by an  authorized  officer  of the
          Borrower;

               (iii)  Beginning  with the first fiscal quarter end following the
          Completion  Date,  as soon as  available,  but in no event  later than sixty  (60)  days  after  the end of each of the  first  three  fiscal quarters  of each  fiscal year of the  Borrower,  unaudited  quarterly
          consolidated  financial  statements  of  the  Borrower,   prepared  in
          accordance with GAAP (except for the omission of footnotes and for the effect of normal  year-end  audit  adjustments)  and in a format  that demonstrates any accounting or formatting  change that may be required by various  jurisdictions  in which the  business  of the  Borrower is conducted  (to the extent not  inconsistent  with GAAP).  Each of such financial statements shall (i) be prepared in reasonable detail and in comparative form,  including a comparison of actual performance to the budget for such  quarter and  year-to-date,  delivered  to Agent under
          Subsection  5.01(c)(vi)  below,  and (ii) include a balance  sheet,  a statement of income for such quarter and for the period  year-to-date, and such other quarterly  statements as Agent may specifically request which  quarterly  statements  shall  include  any and all  supplements thereto. Such quarterly statements shall be certified by an authorized
          officer  of  the  Borrower,   and  be   accompanied  by  a  Compliance
          Certificate  which:

                                       46

          (A) states that no Event of Default,  and no event or  condition  that but for the  passage  of time,  the  giving of  notice  or both  would constitute an Event of Default,  has occurred or is in existence;  and
          (B) shows in detail  satisfactory to the Agent the calculation of, and the Borrower's  compliance  with,  each of the covenants  contained in this Section 5.01;

               (iv) promptly upon the Agent's  request  therefor,  copies of all reports  and  notices  which the  Borrower  files under ERISA with the
          Internal Revenue Service or the Pension Benefit  Guaranty  Corporation
          or the U.S.  Department  of Labor or which the Borrower  receives from the Pension  Benefit  Guaranty  Corporation or the U.S.  Department of
          Labor;

               (v) notwithstanding the foregoing Section  5.01(c)(iii),  provide to the Agent  within  thirty  (30) days after it becomes  aware of the occurrence  of any  Reportable  Event (as  defined in Section  4043 of
          ERISA)  applicable  to the  Borrower  , a  statement  describing  such
          Reportable  Event and the  actions it  proposes to take in response to such Reportable Event;

               (vi)  following  the  Completion  Date,  by the end of the  tenth
          (10th)  month of each fiscal  year of the  Borrower,  an annual  (with quarterly  break  out)  operating  and  capital  assets  budget of the
          Borrower for the immediately succeeding fiscal year containing,  among other things,  pro forma  financial  statements  and forecasts for all planned lines of business;

               (vii) following the Completion  Date, as soon as available but in no event  later than 30 days after the end of each  month,  production reports for the  immediately  preceding  calendar  month setting forth corn  inputs,  ethanol  output,  DDGS and CO2 output,  and natural gas
          usage,  together  with  such  additional  production   information  as
          requested by the Agent;

               (viii)  promptly,  upon the  occurrence of an Event of Default or
          Default, notice of such Event of Default or Default;

               (ix) promptly after the receipt thereof, a copy of any management
          letters  or  written   reports   submitted  to  the  Borrower  by  its
          independent certified public accountants with respect to the business, financial condition or operation of the Borrower;

               (x) promptly after the receipt  thereof,  a copy of any notice of default under any Long-Term Marketing Agreement;

               (xi)  promptly  after   transmittal  or  filing  thereof  by  the
          Borrower,  copies of all proxy  statements,  notices and reports as it
          shall  send  to  its  members  or  shareholders   and  copies  of  all
          registration  statements  (without  exhibits) and all reports which it files with the Securities and Exchange Commission (or any governmental body or agency  succeeding  to the  functions  of the  Securities  and
          Exchange  Commission),  and promptly after the receipt  thereof by the
          Borrower,  copies  of all  management  letters  or  similar  documents submitted to the Borrower by independent  certified public accountants in  connection  with each annual and any interim audit of the accounts of the Borrower or of the Borrower and any of its subsidiaries;

               (xii)  such  other   information   respecting  the  condition  or
          operations,  financial  or  otherwise,  of the  Borrower or any of its respective  subsidiaries as the Agent may from time to time reasonably request;

                                       47

               (xiii)  promptly after the  commencement  thereof,  notice of the commencement of all actions,  suits, or proceedings  before any court, arbitrator,  or  government  department,  commission,  board,  bureau, agency, or instrumentality affecting the Borrower which, if determined adversely, could have a Material Adverse Effect on the Borrower;

               (xiv) without  limiting the  provisions  of Section  5.01(c)(xii)
          above,  promptly after receipt  thereof,  notice of the receipt of all pleadings, orders, complaints, indictments, or any other communication alleging a condition  that may require the Borrower to undertake or to contribute to a cleanup or other  response  under all laws relating to environmental protection, or which seek penalties, damages, injunctive relief, or criminal  sanctions  related to alleged  violations of such laws, or which claim personal  injury or property damage to any person as a result of environmental factors or conditions;

               (xv) promptly  after filing,  receipt or becoming  aware thereof, copies of any filings or  communications  sent to and notices or other
          communications   received  by  the  Borrower  from  any   Governmental
          Authority,  including the Securities and Exchange  Commission,  or any other state or federal  commission or agency  relating to any material noncompliance  by the  Borrower  with any laws or with  respect to any matter or  proceeding  the effect of which,  if adversely  determined, could have a Material Adverse Effect on the Borrower;

               (xvi) promptly after becoming aware thereof, notice of any matter which has had or could have a Material Adverse Effect on the Borrower;
          and

               (xvii) Beginning with the fourth month after the Completion Date, the Borrower will furnish to the Agent as soon as available and in any event within  thirty (30) days after the end of each month (or at such other times or with such  greater  frequency  as is  requested  by the
          Agent), a duly completed Borrowing Base Certificate, setting forth the
          Borrowing Base as of the last day of such month based upon  Collateral value  criteria and advance  rates which do not exceed those set forth
          in  the  Borrowing   Base   Certificate,   and  including  such  other
          information,   representation  and  warranties  contemplated  therein,
          certified by the appropriate authorized officer of the Borrower.

          (d)   Working   Capital.   Achieve   Working   Capital   of  at  least
     $10,000,000.00  on the Completion  Date,  and achieve and maintain  Working
     Capital of at least  $13,000.000.00  no later than twelve (12) months after the Completion Date and continually thereafter.

          (e) Tangible Net Worth. On the Completion Date the Borrower's Tangible
     Net Worth  shall be not less than  $73,000,000.00.  At the end of the first fiscal year after the  Completion  Date,  and  continually  thereafter  the
     Borrower shall achieve and maintain Tangible Net Worth, measured at the end of each  fiscal  year,  in an  amount  equal  to the  greater  of:  (i) the
     Borrower's  Tangible  Net  Worth  at the end of the  immediately  preceding fiscal year plus  $1,000,000.00;  or (ii) the Borrower's Tangible Net Worth
     at  the  end of the  immediately  preceding  fiscal  year  plus  Borrower's retained earnings at the end of the current fiscal year.

          (f) Tangible  Owner's Equity.  Achieve and maintain  Tangible  Owner's
     Equity  of at least 50%  beginning  at the end of the  twenty-fourth  month following the Completion Date and continually thereafter.  Tangible Owner's
     Equity shall be measured annually at the end of each fiscal year.

          (g) Fixed Charge  Coverage  Ratio.  Maintain a Fixed  Charge  Coverage
     Ratio of not less than 1.25 to 1.00,  measured  initially at the end of the twelfth month  following the  Completion  Date, and maintained and measured annually at the end of each fiscal year thereafter.

                                       48

          (h) Liens.  There shall be no lien,  security interest or other charge or encumbrance, and no other type of preferential arrangement, upon or with respect to any of the  properties or income of the Borrower,  which secures
     Debt of any  Person,  except for the  security  interests  of the  Security
     Agreement or except as described in Schedule 5.02(a) and Permitted Liens.

          (i) Landlord and Mortgagee Waivers. Obtain and furnish to the Agent as soon as available, waivers,  acknowledgments and consents, duly executed by each: (i) real property owner, landlord and mortgagee having an interest in any of the  premises  owned or  leased  by the  Borrower  or in  which  any
     Collateral  of  the  Borrower  is  located  or to  be  located  (and  if no
     Collateral  of the Borrower is located at a parcel of property not owned or leased by the Borrower,  no such waivers,  acknowledgments or consents will be required); and (ii) each third party holding any Collateral; all in form and substance acceptable to the Agent, except as otherwise agreed to by the
     Agent.

          (j) Insurance. Maintain insurance with financially sound and reputable insurance  companies in such amounts and covering such risks as are usually carried  by  entities  engaged  in similar  businesses  and owning  similar properties  in the same general areas in which the Borrower  operates,  and make such  increases  in the type or amount  or  coverage  as the Agent may reasonably  request,  provided that in any event the Borrower will maintain and  cause  each of its  subsidiaries  to  maintain  workers'  compensation insurance, property insurance and comprehensive general liability insurance reasonably  satisfactory to the Agent.  The Borrower shall  maintain,  at a minimum,  directors and officers liability insurance,  commercial liability insurance,  business interruption insurance,  builder's risk insurance, and general  commercial  property  insurance.  All such  policies  insuring any collateral for the  Borrower's  obligations to the Agent or the Banks shall have mortgagee loss payable  clauses or  endorsements in form and substance
     reasonably   acceptable  to  the  Agent.  Each  insurance  policy  covering
     Collateral  shall be in compliance  with the  requirements  of the Security
     Agreement in all material respects.

          (k)  Property  and  Maintenance.  Maintain  and  preserve  all  of its property and each and every part and parcel thereof that is necessary to or useful in the proper conduct of its business in good repair, working order, and condition,  ordinary wear and tear excepted, and in compliance with all applicable laws, and make all alterations,  replacements,  and improvements thereto as may from time to time be  necessary  in order to ensure that its properties  remain in good working order and condition and compliance.  The
     Borrower  agrees that upon the occurrence  and  continuing  existence of an
     Event of Default,  at the Agent's  request,  which  request may not be made more than once a year,  the Borrower  will furnish to the Agent a report on the  condition  of the  Borrower's  and any of its  subsidiaries'  property prepared by a professional engineer satisfactory to the Agent.

          (l)  Keeping  Books  and  Records.  Maintain  and  cause  each  of its subsidiaries  to maintain proper books of record and account in which full, true,  and  correct  entries in  conformity  with GAAP shall be made of all dealings and transactions in relation to its business and activities.

          (m)  Food  Security  Act  Compliance.  If the  Borrower  acquires  any
     Collateral  which may have  constituted  farm products in the possession of the seller or supplier thereof, the Borrower shall, at its own expense, use commercially reasonable efforts to take such steps to insure that all liens
     (except the liens granted pursuant hereto) in such acquired  Collateral are terminated  or  released,  including  in the  case  of such  farm  products produced  in a state  which has  established  a Central  Filing  System (as defined in the Food Security Act),  registering with the Secretary of State of such state (or such other party or office  designated by such state) and otherwise take such reasonable actions necessary, as prescribed by the Food
     Security  Act, to purchase  farm  products  free of liens (except the liens granted pursuant hereto); provided,  however, that the Borrower may contest and need not obtain the release or  termination of any lien asserted by any creditor  of any  seller  of such  farm  products,  so long as it  shall be contesting the same by proper proceedings and maintain appropriate

                                       49

     accruals and reserves  therefor in accordance  with GAAP.  Upon the Agent's request made,  the Borrower  agrees to forward to the Agent  promptly after receipt  copies of all  notices  of liens  and  master  lists of  Effective
     Financing  Statements  delivered  to the  Borrower  pursuant  to  the  Food
     Security Act, which notices and/or lists pertain to any of the  Collateral.
     Upon the Agent's request, the Borrower agrees to provide the Agent with the names of Persons who supply the Borrower  with such farm  products and such other information as the Agent may reasonably  request with respect to such
     Persons.

          (n) Warehouse  Receipts.  If any warehouse  receipt or receipts in the nature of a  warehouse  receipt is issued in respect of any  portion of the
     Collateral,  then the Borrower:  (i) will not permit such warehouse receipt or receipts in the nature thereof to be  "negotiable"  as such term is used in Article 7 of the UCC;  and (ii) will  deliver  all such  receipts to the
     Agent (or a Person  designated by the Agent) within five (5) days after the
     Borrower's receipt and from time to time thereafter. If no Event of Default exists,  the Agent agrees to deliver to the Borrower any receipt so held by the Agent upon the Borrower's request in connection with such sale or other disposition  of the  underlying  inventory,  if such  disposition is in the ordinary course of the Borrower's business.

          (o) Management of Borrower.  General  Manager and Plant Manager of the
     Borrower  shall be  maintained  as set forth on  Schedule  5.01(o)  hereto, unless otherwise approved in the Agent's reasonable discretion.

          (p) Compliance with Other Agreements. The Borrower will perform in all material respects all obligations and abide in all material respects by all covenants and agreements contained in the following agreements: (i) any and all Long Term Marketing Agreements; and (ii) any other Material Contracts.

          (q) Additional Assurances. Make, execute and deliver to the Agent such promissory notes, mortgages, deeds of trust, financing statements,  control agreements, instruments, documents and other agreements as the Agent or its counsel  may  reasonably  request to  evidence  and secure the Loans and to perfect all Security Interests.

          (r) Construction of Project. The Borrower shall:

               (i)  diligently  proceed  with  construction  of the  Project  in accordance  with the Plans and  Specifications  and in accordance with all applicable laws and ordinances and will complete the Project on or before the Completion Date;

               (ii) use the proceeds of all Construction  Advances solely to pay the  Project  Costs  as  specified  in the  Project  Sources  and Uses
          Statement;

               (iii)  use  its   reasonable   best   efforts  to   require   the
          Contractor(s)  to comply with all rules,  regulations,  ordinances and laws relating to work on the Project;

               (iv) obtain the Agent's prior  written  approval of any change in the Plans and  Specifications  for the  Project  approved by the Agent which  might  materially  adversely  affect  the value of the  Agent's security,  and has a cost of One Hundred  Thousand and No/100  Dollars
          ($100,000.00)  or  more  in any  one  instance  or Two  Hundred  Fifty
          Thousand and No/100  Dollars  ($250,000.00)  or more in the aggregate.
          The Agent will have a reasonable time to evaluate any requests for its approval of any changes referred to in this Section  5.01(r)(iv).  The
          Agent may approve or disapprove changes in its discretion,  subject to the foregoing provisions of this Section 5.01(r)(iv). If it reasonably appears to the Agent that any change may increase  the Project  Costs, the Agent may require the  Borrower to deposit  additional  funds with the Agent

                                       50

          pursuant to the provisions of this  Agreement in an amount  sufficient to cover the increased costs as a condition to giving its approval;

               (v) comply  with and keep in effect  all  necessary  permits  and approvals  obtained from any  Governmental  Authority  relating to the lawful construction of the Project.  The Borrower will comply with all
          applicable  existing  and  future  laws,   regulations,   orders,  and
          requirements  of  any  Governmental  Authority,   judicial,  or  legal
          authorities having jurisdiction over the Real Property or Project, and with all recorded restrictions affecting the Real Property;

               (vi)  furnish  to the Agent  from time to time on  request by the
          Agent, in a form reasonably  acceptable to the Agent, correct lists of all contractors and subcontractors with Material Contracts employed in connection  with  construction  of the  Project  and true and  correct copies  of all  executed  contracts  and  subcontracts.  The Agent may contact any contractor or  subcontractor to verify any facts disclosed in the lists, the Borrower agrees to consent to the disclosure of such information by the contractors and  subcontractors to the Agent or its representatives upon the Agent's request, and the Borrower must assist the Agent or its  representatives  in obtaining such  information upon the Agent's request;

               (vii) upon completion of the building  foundation of the Project, deliver to the Agent an "as-built"  survey of the Real Property which:
          (A) sets forth the location  and  exterior  lines and egress and other
          improvements   completed  on  the  Real   Property  and   demonstrates
          compliance with all applicable setback requirements;  (B) demonstrates that the Project is entirely  within the  exterior  boundaries  of the
          Real Property and any building restriction lines and does not encroach upon any  easements  or  rights-of-way;  and (C)  contains  such other information as the Agent may reasonably request;

               (viii)  not  purchase  any  materials,  equipment,  fixtures,  or articles  of  personal  property  placed in the  Project  prior to the
          Conversion Date under any security  agreement or other agreement where the seller  reserves  or  purports  to  reserve  title or the right of removal  or  repossession,  or the  right to  consider  them  personal property after their incorporation in the work of construction, unless authorized by the Agent in writing;

               (ix) provide the Agent and its representatives with access to the
          Real  Property  and  the  Project  at any  reasonable  time  and  upon reasonable  notice to enter the Real  Property and inspect the work or construction  and all  materials,  plans,  specifications,  and  other matters relating to the construction, subject to the terms of Material
          Contracts,  applicable laws and reasonable  worksite rules.  The Agent will  also  have  the  right  to,  at any  reasonable  time  and  upon reasonable  notice,  examine,  copy,  and  audit the  books,  records,
          accounting   data,  and  other  documents  of  the  Borrower  and  its
          contractors  relating  to the Real  Property  or  construction  of the
          Project;

               (x) pay and  discharge  all  claims  and liens for labor done and materials and services  furnished in connection with the  construction of the Project.  The  Borrower  will have the right to contest in good faith  any  claim or lien,  provided  that it does so  diligently  and without  prejudice  to  the  Agent  or the  ability  to  obtain  title insurance in the manner  required by this Agreement and the Disbursing
          Agreement.  Upon the  Agent's  request,  the  Borrower  will  promptly
          provide  a  bond,   cash  deposit,   or  other   security   reasonably
          satisfactory to the Agent to protect the Agent's interest and security should the contest be unsuccessful;

               (xi) at the Agent's  request and expense,  post signs on the Real
          Property for the purpose of  identifying  the Banks as the lenders for the Project;

                                       51

               (xii) maintain in force until the Conversion  Date builder's risk insurance in such amounts, form, risk coverage, deductibles,  insurer, loss payable and cancellation provisions as reasonably required by the
          Agent. The Agent's approval,  however, will not be a representation of the  solvency  of any  insurer  or the  sufficiency  of any  amount of insurance;

               (xiii)  cooperate  at all times with the Agent in bringing  about the timely completion of the Project, and resolve all disputes arising during the work of  construction  in a manner which will allow work to proceed  expeditiously.  With respect to such  disputes,  the Borrower will have the right to  contest  in good  faith  claims  resulting  in disputes, provided that it does so diligently and without prejudice to the Agent.  Upon the  Agent's  request,  the  Borrower  will  promptly
          provide  a  bond,   cash  deposit,   or  other   security   reasonably
          satisfactory to the Agent to protect the Agent's interest and security should the contest be unsuccessful;

               (xiv) pay the Agent's and the Disbursing  Agent's  reasonable out of pocket costs and expenses incurred in connection with the making or disbursement  of the Loans or in the  exercise of any of its rights or remedies  under this  Agreement,  including  but not  limited to title
          insurance  and  escrow  charges,   disbursing  agent  fees,  recording
          charges, mortgage taxes, reasonable legal fees and disbursements,  and reasonable  fees and costs  for  services  which  are not  customarily performed by the Agent's  salaried  employees and are not specifically covered  by the fees  charged  to  originate  the  Loan,  if any.  The provisions  of this  paragraph  will survive the  termination  of this
          Agreement, and the repayment of the Loans;

               (xv) keep true and correct  financial books and records on a cash basis  for the  construction  of the  Project  and  maintain  adequate reserves for all contingencies. If required by the Agent, the Borrower will  submit  to the  Agent at such  times as it  reasonably  requires
          (which will in no event be more often than monthly) a statement  which accurately  shows the  application  of all funds  expended to date for construction  of the  Project and the source of those funds as well as the  Borrower's  best  estimate of the funds  needed to  complete  the
          Project and the source of those  funds.  The  Borrower  will  promptly supply the Agent with any financial  statements  or other  information concerning  its affairs  and  properties  as the Agent may  reasonably request,  and will promptly  notify the Agent of any material  adverse change in its financial  condition or in the physical condition of the
          Property or Project;

               (xvi) comply with the requirements of any commitment or agreement entered into by the Borrower with any Governmental Authority to assist the  construction or financing of the Real Property and/or Project and with the terms of all applicable laws,  regulations,  and requirements governing such assistance;

               (xvii)  indemnify and hold the Agent and the Banks  harmless from and against all liabilities,  claims,  damages,  reasonable costs, and reasonable  expenses  (including  but not limited to reasonable  legal fees and disbursements) arising out of or resulting from any defective workmanship or materials occurring in the construction of the Project.
          Upon  demand by the  Agent,  the  Borrower  will  defend any action or
          proceeding   brought   against  the  Agent   alleging  any   defective
          workmanship  or  materials,  or the Agent may elect to conduct its own defense at the reasonable  expense of the Borrower.  The provisions of this paragraph will survive the termination of this Agreement, and the repayment of the Loans; and

               (xviii)  obtain and deliver to the Agent copies of all  necessary occupancy certificates relating to the Project.

                                       52

     Section 5.02.  Negative  Covenants.  So long as any of the Loan Obligations remain  unpaid or the Banks shall have any  commitment  hereunder,  the Borrower will not, without the prior written consent of the Agent:

          (a)  Liens,  etc.  Create or suffer  to  exist,  or permit  any of its subsidiaries to create or suffer to exist, any lien,  security  interest or other charge or encumbrance, or any other type of preferential arrangement, upon or  with  respect  to any of its  properties,  whether  now  owned  or hereafter acquired, or assign, or permit any of its subsidiaries to assign, any right to receive income, in each case to secure any Debt of any Person, other than (collectively, "Permitted Liens"):

               (i) those  described on Schedule  5.02(a) hereto and renewals and extensions of the same on substantially  the same terms and conditions and at no increase in the debt or obligation; or

               (ii)  liens  or  security  interests  which  are  subject  to  an intercreditor  and  subordination  agreement  in  form  and  substance reasonably acceptable to the Agent in the Agent's sole discretion; or

               (iii)  the  liens  or  security  interests  of the  Agent  in the
          Security Agreement, Mortgage or otherwise; or

               (iv)  liens   (other  than  liens   relating   to   environmental
          liabilities or ERISA) for taxes,  assessments,  or other  governmental charges  that are not more than  thirty  (30) days  overdue or, if the execution  thereof is stayed,  which are being contested in good faith by appropriate  proceedings  diligently pursued and for which adequate reserves have been established; or

               (v)  liens  of  warehousemen,   carriers,  landlords,  mechanics,
          materialmen,  or other similar  statutory or common law liens securing obligations  that  are not yet due and are  incurred  in the  ordinary course of business or, if the execution  thereof is stayed,  which are being  contested in good faith by appropriate  proceedings  diligently pursued  and for which  adequate  reserves  have been  established  in accordance with generally accepted accounting principles; or

               (vi) liens  resulting from good faith deposits to secure payments of workmen's compensation or unemployment  insurance,  or other social security  programs or to secure the  performance  of tenders,  leases, statutory  obligations,  surety,  customs  and appeal  bonds,  bids or contracts (other than for payment of Debt); or

               (vii) any attachment or judgment lien not  constituting  an Event of Default; or

               (viii)  liens  arising  from  filing  UCC  financing   statements
          regarding leases not prohibited by this Agreement; or

               (ix) customary offset rights of brokers and deposit banks arising
          under  the  terms  of  securities   account   agreements  and  deposit
          agreements; or

               (x) any  real  estate  easements  and  easements,  covenants  and encumbrances  that  customarily do not affect the marketable  title to real estate or materially impair its use.

          (b)  Distributions,  etc.  Declare or pay any  dividends,  purchase or otherwise acquire for value any of its membership  interests (units) now or hereafter  outstanding,  or make any distribution of assets to

                                       53

     its interest holders, members or general partners as such, or permit any of its  subsidiaries  to  purchase or  otherwise  acquire for value any stock, membership  interest or  partnership  interest of the  Borrower,  provided, however,  the Borrower may: (i) declare and pay dividends and distributions payable in membership interests (units); (ii) purchase or otherwise acquire shares  of the  membership  interests  (units)  of the  Borrower  with  the proceeds  received from the issuance of new membership  interests  (units);
     (iii)  beginning  at the end of the first full  fiscal year  following  the
     Conversion Date, and annually  thereafter,  pay  redemptions,  dividends or distributions  in an amount not to  exceed,  in the  aggregate,  30% of the
     Borrower's   immediately  preceding  fiscal  year's  Net  Income  ("Allowed
     Distributions"),  and provided  that all loan  covenants  are met on a post
     distribution   basis;  (iv)  pay  dividends  or  distributions   which  are
     immediately reinvested in the Borrower ("Reinvestment Distributions");  (v)
     complete  the  transactions  reflected  on Schedule  4.01(a) and (vi) after payment of the Excess Cash Flow Payment  required by Section  2.25, if any, and after all loan  covenants  are met on a post  distribution  basis,  pay additional  distributions in an amount  reasonably  acceptable to Agent and the  Required  Banks  ("Excess  Distributions"),  provided,  however,  that immediately prior to the proposed payment of any dividends or distributions permitted  by this Section  5.02(b),  or after giving  effect  thereto,  no
     Default  or Event of Default  shall  exist;  and  provided  that  aggregate distributions will not exceed 30% of the Borrower's  immediately  preceding fiscal year's Net Income.

          (c) Capital  Expenditures.  Except for costs identified in the Project
     Sources and Uses  Statement,  make any  investment  in fixed  assets in the aggregate amount of One Million and No/100 Dollars  ($1,000,000.00)  during any fiscal year during the term of this Agreement.

          (d) Consolidation,  Merger, Dissolution,  Etc. Directly or indirectly, merge or  consolidate  with any other  Person or permit any other Person to merge into or with or consolidate with the Borrower.

          (e) Indebtedness,  Etc. Create,  incur,  assume or suffer to exist any
     Debt or other indebtedness,  liabilities or obligations, whether matured or unmatured,  liquidated  or  unliquidated,  direct or  contingent,  joint or several,  without the prior written consent of the Agent,  except:  (i) the liabilities of the Borrower to the Agent or the Banks hereunder; (ii) trade accounts payable and accrued  liabilities  (other than Debt) arising in the ordinary course of the Borrower's  business;  (iii) Subordinated Debt; (iv)
     the  liabilities  of the Borrower  described on Schedule  5.02(a);  and (v)
     contracts  or  agreements  other  than  Material  Contracts  arising in the ordinary course of the Borrower's business.

          (f) Organization;  Name; Chief Executive  Office.  Change its state of organization,  name or the location of its chief  executive  office without the prior written  consent of the Agent,  except that the principal  office shall be moved to the plant site when  construction  of the  administration office is substantially complete.

          (g) Loans, Guaranties,  Etc. Make any loans or advances to (whether in cash, in-kind, or otherwise) any Person, or directly or indirectly guaranty or otherwise assure a creditor against loss in respect of any indebtedness, obligations or liabilities (contingent or otherwise) of any Person.

          (h) Subsidiaries; Affiliates. Form or otherwise acquire any subsidiary or affiliated  business,  or acquire the assets of or acquire any equity or ownership  interest in any Person,  unless such  subsidiary,  affiliate  or
     Person  executes  and  delivers to the Agent:  (i) a guaranty of all of the
     Loan Obligations, in form and substance acceptable to the Agent in its sole discretion;  (ii) security agreements in form substantially  similar to the
     Security  Agreement;  and (iii) such other documents and amendments to this
     Agreement  and the  other  Loan  Documents  as the Agent  shall  reasonably require.

                                       54

          (i) Transfer of Assets.  Sell, lease, assign,  transfer,  or otherwise voluntarily dispose of any of its assets, or permit any of its subsidiaries to sell, lease, assign,  transfer,  or otherwise voluntarily dispose of any of their  assets  except:  (i)  dispositions  of  inventory in the ordinary course of  business;  and (ii)  dispositions  of: (A)  obsolete or worn out equipment;  (B)  equipment or real property not necessary for the operation of its business;  or (C) equipment or real property  which is replaced with property of equivalent or greater value as the property which is disposed.

          (j)  Lines of  Business.  Engage  in any  line or  lines  of  business activity other than the production of ethanol and related by-products.

          (k) Transactions with Affiliates. Directly or indirectly enter into or permit to exist any  transaction  (including the purchase,  sale,  lease or exchange  of  any  property  or the  rendering  of any  service)  with  any
     Affiliate  or with any  governor,  director,  manager,  officer,  employee, consultant, agent, or member other than an Eligible Member, of the Borrower or any Affiliate,  except (i) transactions listed on Schedule 5.02(k), (ii)
     transactions  in the  ordinary  course of and  pursuant  to the  reasonable requirements  of the business of the Borrower and upon fair and  reasonable terms which are fully  disclosed to the Agent and are no less  favorable to the  Borrower or such  subsidiary  than would be  obtained in a  comparable arm's length  transaction with a person or entity that is not an Affiliate, and  (iii)  payment  of  compensation  to  members,  governors,  directors, managers,  officers,  employees,  consultants  and  agents in the  ordinary course of business for services  actually  rendered in their  capacities as members, governors,  directors, managers, officers, employees,  consultants and agents,  provided such  compensation  is reasonable and comparable with compensation  paid by  companies  of like  nature and  similarly  situated.
     Notwithstanding the foregoing,  upon the election of the Agent, no payments may be made with  respect to any items set forth in clauses (i) and (ii) of the preceding sentence upon the occurrence and during the continuation of a
     Default or an Event of Default.

          (l) Management Fees and  Compensation.  Directly or indirectly pay any management, consulting or other similar fees to any Person, except legal or consulting  fees paid to Persons listed on Schedule  5.02(l),  that are not
     Affiliates  of the Borrower for services  actually  rendered and in amounts typically paid by entities  engaged in the Borrower's or such  subsidiary's business.

          (m)  Amendments  to  Organizational  Documents.  Amend its articles of organization,  operating agreement,  management  agreement,  by-laws or any other organizational documents in any respect that would impair its ability to  comply  with the  terms  or  provisions  of any of the Loan  Documents, including Section 5.01(s) of this Agreement.

                                   ARTICLE VI
                         EVENTS OF DEFAULT AND REMEDIES

     Section 6.01.  Events of Default.  Each of the following events shall be an
"Event of Default":

          (a) The  Borrower  shall fail to pay any  installment  of principal or interest,  fees,  expenses,  charges or other amounts payable  hereunder or under the Loan  Documents  or to make any deposit of funds  required  under this Agreement when due; or

          (b) Any representation or warranty made by the Borrower, or any of its officers or directors  under or in connection  with any Loan Document shall prove to have been incorrect in any material respect when made; or

                                       55

          (c) The Borrower  shall fail to perform or observe any term,  covenant or  agreement  contained in Sections  5.01(d),  (e), (f) or (g) or take any action as prohibited by Section 5.02; or

          (d) The Borrower  shall fail to deliver the  financial  statements  or
     Compliance  Certificate under Section 5.01(c) within five (5) Business Days of the date due; or

          (e) The Borrower  shall fail to perform or observe any term,  covenant or  agreement  contained in any Loan  Document  (other than those listed in clauses (a) through (d) of this  Section  6.01) on its part to be performed or observed (other than the covenants to pay the Loan  Obligations) and any such failure shall remain unremedied for ten (10) days after written notice thereof  shall have been  given to the  Borrower  by the  Agent,  provided, however,  that no Event of Default shall be deemed to exist if, within said ten (10) day period,  the  Borrower  has  commenced  appropriate  action to remedy  such  failure and shall  diligently  and  continuously  pursue such action  until  such  cure is  completed,  unless  such cure is or cannot be completed  within  thirty (30) days after  written  notice  shall have been given; or

          (f) The Borrower  shall fail to pay any  indebtedness  in an amount in excess of One Hundred Thousand and No/100 Dollars  ($100,000.00) (either in any individual case or in the aggregate) excluding  indebtedness  evidenced by the Notes and excluding Ordinary Trade Payable Disputes, or any interest or premium  thereon,  when due  (whether by  scheduled  maturity,  required prepayment,  acceleration,  demand or  otherwise)  and such  failure  shall continue  after the  applicable  grace  period,  if any,  specified  in the agreement or instrument relating to such indebtedness; or any other Default under any agreement or instrument relating to any such indebtedness, or any other event,  shall occur and shall  continue  after the  applicable  grace period, if any, specified in such agreement or instrument, if the effect of such Default or event is to accelerate,  or to permit the  acceleration of, the  maturity  of  such  indebtedness  (excluding  Ordinary  Trade  Payable
     Disputes);  or any  such  indebtedness  shall  be  declared  to be due  and payable,  or  required to be prepaid  (other than by a regularly  scheduled required  prepayment),  prior to the  stated  maturity  thereof  (excluding
     Ordinary Trade Payable Disputes); or

          (g) The  Borrower  shall  generally  not pay its  debts as such  debts become  due,  or shall  admit in  writing  its  inability  to pay its debts generally, or shall make a general assignment for the benefit of creditors;
     or any proceeding shall be instituted by or against the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation,  winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law  relating  to  bankruptcy,  insolvency  or reorganization  or relief of debtors,  or seeking the entry of an order for relief or the appointment of a receiver,  trustee or other similar official for it or for any substantial part of its property, and, in the case of any such  proceeding  instituted  against it (but not  instituted by it) either such proceeding shall remain undismissed or unstayed for a period of thirty
     (30) days or any of the actions  sought in such  proceeding  (including the entry of an order for relief  against it or the  appointment of a receiver, trustee,  custodian or other similar official for it or for any substantial part of its property) shall occur; or the Borrower shall take any corporate action to authorize any of the actions set forth above in this  subsection;
     or

          (h) Any one or more  judgment(s)  or order(s) for the payment of money in excess of One Hundred  Thousand and No/100 Dollars  ($100,000.00) in the
     aggregate  shall  be  rendered   against  the  Borrower  and  either:   (i)
     enforcement proceedings shall have been commenced by any creditor upon such judgment  or  order;  or  (ii)  there  shall  be any  period  of  ten  (10)
     consecutive  days during which a stay of  enforcement  of such  judgment or order, by reason of a pending appeal or otherwise,  shall not be in effect;
     or

                                       56

          (i) Any provision of any Loan  Document  shall for any reason cease to be valid and  binding on the  Borrower  or the  Borrower  shall so state in writing,  and such provision is deemed to have a Materially Adverse Effect;
     or

          (j) The  Mortgage  or the  Security  Agreement  shall for any  reason, except to the  extent  permitted  by the terms  thereof,  cease to create a valid  lien,  encumbrance  or  security  interest  in any  of the  property purported to be covered thereby; or

          (k) The termination of any Long Term Marketing  Agreement prior to its stated  expiration  date,  unless  such Long Term  Marketing  Agreement  is replaced by another Long Term Marketing Agreement  acceptable to the Agent, within  thirty  (30) days of the  termination  of such Long Term  Marketing
     Agreement; or

          (l) The  Borrower  shall  dissolve,  merge,  consolidate  with another
     Person, or suspend or discontinue doing business; or

          (m)  Construction  of the  Project  is  halted or  abandoned  prior to completion  for any period of thirty  (30)  consecutive  days for any cause which is not beyond the reasonable control of the Borrower, its contractors and subcontractors; or

          (n) The  construction  of the Project  shall be delayed for any reason and for such period  that,  in the  reasonable  judgment of the Agent,  the
     Project  will not be  completed by the  Completion  Date.  If such delay is curable and if the Borrower has not been given a notice of a similar breach within the preceding  twelve (12) months,  it may be cured (and no Event of
     Default will have occurred) if the Borrower cures the failure within thirty
     (30) days, which shall include advancing the progress of the Project to the point that, in the  reasonable  judgment of the Agent,  the Project will be completed by the Completion Date; or

          (o) Any event,  change or condition  not referred to elsewhere in this
     Section 6.01 should occur which results in a Material Adverse Effect on the
     Borrower,  any  subsidiary or any guarantor of the  Borrower's  obligations hereunder; or

          (p) Any guaranty,  suretyship,  subordination  agreement,  maintenance agreement,  or other agreement  furnished in connection with the Borrower's obligations hereunder and under any Note shall, at any time, cease to be in full force and effect,  or shall be revoked or declared  null and void,  or the validity or enforceability thereof shall be contested by the guarantor, surety or other  maker  thereof,  or the  guarantor  shall deny any further
     liability  or  obligations  thereunder,   or  shall  fail  to  perform  its
     obligations thereunder, or any representation or warranty set forth therein shall be breached, or the guarantor shall breach or be in Default under the terms of any other  agreement with the Agent  (including any loan agreement or security agreement); or

          (q) The loss,  suspension or revocation  of, or failure to renew,  any franchise,  license, certificate,  permit,  authorization,  approval or the like  now  held or  hereafter  acquired  by the  Borrower  , if such  loss, suspension,  revocation or failure to renew could reasonably be expected to have a  Material  Adverse  Effect  on the  Borrower  or any  regulatory  or
     Governmental  Authority  replaces the management of the Borrower or assumes control over the Borrower ; or

          (r) The  Borrower  should  breach or be in  Default  under a  Material
     Contract in any material respect, including any material breach or Default, or any  termination  shall have  occurred,  or any other  event which would permit any party  other than the  Borrower to cause a  termination,  or any
     Material  Contract shall have ceased for any reason to be in full force and effect prior to its stated or optional expiration date; or

                                       57

          (s) The Borrower should terminate,  change, amend or restate,  without
     the  Agent's  prior  consent  any  Material   Contract,   or  any  material
     Construction Contract and such event could reasonably be expected to have a
     Material Adverse Effect.

     Section 6.02.  Remedies.  Upon the occurrence of an Event of Default and at any time while such Event of Default is continuing, the Agent:

          (a) may accelerate the due date of the unpaid principal balance of the
     Loans,  all  accrued  but unpaid  interest  thereon  and all other  amounts payable  under this  Agreement and the Loan  Documents  making such amounts immediately due and payable, whereupon the Notes, all such interest and all such amounts  shall become and be  forthwith  immediately  due and payable,
     without   presentment,   notice  of  intent  to  accelerate  or  notice  of
     acceleration,  demand,  protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed  entry of an order for relief with  respect to the  Borrower  under the  Federal  Bankruptcy  Code,  the  Loans,  all such interest and all such amounts shall  automatically  become due and payable, without  presentment,  demand,  protest or any  notice of any kind,  all of which are hereby expressly waived by the Borrower;

          (b) may withhold or direct the Disbursing Agent to withhold any one or more Advances in its discretion,  and terminate the Banks' obligations,  if any, under this Agreement to make any Advances whereupon the commitment and obligations  of the Banks to extend  credit or to make  Advances  hereunder shall  terminate,  and no disbursement of Loan funds by the Agent will cure any Default of the Borrower,  unless the Required Banks agrees otherwise in writing;

          (c) may,  by notice  to the  Borrower,  obtain  the  appointment  of a receiver to take  possession of all  Collateral of the Borrower,  including all  personal  property,  including  all  fixtures  and  equipment  leased, occupied or used by the Borrower.  The Borrower hereby irrevocably consents to the  appointment of such receiver and agrees to cooperate and assist any such receiver to facilitate the transfer of possession of the Collateral to such  receiver and to provide such receiver  access to all books,  records, information and documents as requested by such receiver;

          (d) in its  discretion,  enter the Real  Property and take any and all actions necessary in its judgment to complete  construction of the Project, including  making changes in Plans and  Specifications,  work or materials, and entering into, modifying, or terminating any contractual  arrangements, subject to the Agent's  right at any time to  discontinue  any work without liability.  If the Agent elects to complete the Project, it will not assume any  liability  to the  Borrower  or any other  person for  completing  the
     Project or for the manner or quality of  construction  of the Project,  and the Borrower expressly waives any such liability.  The Borrower irrevocably
     appoints  the  Agent  as  its   attorney  in  fact,   with  full  power  of
     substitution,  to complete the Project in the Borrower's name, or the Agent may elect to complete  construction in its own name. In any event, all sums expended by the Agent in completing construction will be considered to have been  disbursed to the Borrower and will be secured by the Mortgage and any other  instruments or documents  securing the Loans, and any such sums that cause the  principal  amount of the Loans to exceed the face  amount of the
     Notes will be considered to be an additional  loan to the Borrower  bearing interest  at the rate  provided  in the  Notes and will be  secured  by the
     Mortgage  and any other  instrument  or documents  securing the Loans.  The
     Agent  will not have any  obligation  under the  Plans  and  Specifications prepared for the  Project,  any studies,  data,  and drawings  with respect thereto  prepared by or for the Borrower,  or the contracts and  agreements relating to the Plans and Specifications,  or the aforesaid studies,  data, and drawings,  or to the  construction  of the Project  unless it expressly hereafter agrees in writing.  The Agent will have the right to exercise any rights of the Borrower under those contracts and agreements or with respect to such Plans and Specifications, studies, data, and

                                       58

     drawings upon any Default by the Borrower under this  Agreement,  and shall have such other rights and remedies with respect  thereto as are afforded a secured creditor under applicable law;

          (e) may, by notice to the Borrower,  require the Borrower to pledge to the Agent as security  for the Loan  Obligations  an amount in  immediately available funds equal to the then outstanding Letter of Credit Liabilities, such funds to be held in an interest bearing cash collateral account at the
     Agent without any right of withdrawal by the Borrower;  provided,  however, that in the event of an actual or deemed  entry of an order for relief with respect to the Borrower  under the Federal  Bankruptcy  Code,  the Borrower shall,  without  notice,  pledge  to the  Agent  as  security  for the Loan
     Obligations  an amount in  immediately  available  funds  equal to the then outstanding Letter of Credit Liabilities,  such funds to be held in such an interest bearing cash collateral account at the Agent; and

          (f) may exercise  all other rights and remedies  afforded to the Agent under the Loan Documents or by applicable law or equity.

     Section 6.03.  Remedies  Cumulative.  Each and every power or remedy herein specifically given shall be in addition to every other power or remedy, existing or implied,  given now or hereafter  existing at law or in equity,  and each and every power and remedy herein specifically given or otherwise so existing may be exercised  from  time to time and as often  and in such  order as may be  deemed expedient by the Agent, and the exercise or the beginning of the exercise of one power or remedy  shall not be  deemed a waiver of the right to  exercise  at the same time or thereafter  any other power or remedy.  No delay or omission of the
Agent in the exercise of any right or power accruing  hereunder shall impair any such  right  or  power  or be  construed  to  be a  waiver  of  any  Default  or acquiescence therein.

                                   ARTICLE VII
                                    THE AGENT

     Section  7.01.  Authorization  and Action.  Each Bank hereby  appoints  and authorizes the Agent to take such action as agent on its behalf and on behalf of each  of its  Affiliates  who are  owed  Obligations  (each  such  Affiliate  by acceptance  of  the  benefits  of  the  Loan  Documents  hereby  ratifying  such appointment)  and to exercise such powers under this  Agreement as are delegated to the Agent by the terms hereof,  together  with such powers as are  reasonably incidental  thereto.  As to any  matters  not  expressly  provided  for by  this
Agreement  (including  enforcement or collection of the Notes),  the Agent shall not be required  to exercise  any  discretion  or take any action,  but shall be required to act or to refrain  from acting (and shall be fully  protected  in so acting or refraining  from acting) upon the  instructions of the Required Banks;
provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal  liability or which is contrary to this  Agreement or applicable law.

     Section 7.02. Duties and Powers of Agent.

          (a) The Agent shall (i) make such demands and give such notices  under the Loan  Documents  as the  Required  Banks shall  request,  (ii) take (or refrain  from  taking)  such  action to enforce the Loan  Documents  and to foreclose or otherwise realize upon,  collect or dispose of the Collateral, or any portion thereof,  at such times, in such order and otherwise in such matter as may be directed by the Required Banks (including matters relating to (A) the amount of the Loan Obligations bid as a credit on account of the purchase price of the Collateral and (B) the adoption and implementation of post-foreclosure or  post-realization  plans of disposition with respect to any of the Collateral  foreclosed or otherwise  realized  upon),  and (iii)
     take such other  actions  under this  Agreement  or the Loan  Documents  or otherwise  (including  the amending of this Agreement or the Loan Documents as  contemplated  by and in accordance  with the provisions of Section 8.01 hereof) upon

                                       59

     direction of the Required  Banks.  Any property taken or held by the Agent, in its capacity as such, by foreclosure  or otherwise,  shall be held by it pursuant to this Agreement.

          (b) The Agent shall not take, and shall be fully  justified in failing or refusing to take,  any action under this Agreement or the Loan Documents or otherwise unless it shall have first received such advice or concurrence of the Required Banks or to the extent  otherwise  required  herein all the
     Banks.

          (c) Any action  taken or failure to act  pursuant to the  direction of the Required Banks or to the extent otherwise required herein all the Banks shall be binding  upon all of the Banks and all future  holders of the Loan
     Obligations.

          (d) The  obligations of the Agent  hereunder are only those  expressly set forth herein and in the Loan Documents. Without limiting the generality of the  foregoing,  the Agent shall not be required to take any action with respect  to any Event of  Default  or event or  condition  which,  with the giving  of notice  or laps  time,  or both,  could  constitute  an Event of
     Default,  except as expressly  provided in this Agreement.  The Agent shall not be deemed to have  knowledge or notice of the occurrence of an Event of
     Default,  or event or  condition  which,  with the giving of notice or laps time, or both, could  constitute an Event of Default,  unless the Agent has received written notice from a Bank or the Borrower describing such Default or Event of Default and stating that such notice is a notice of Default. In the event the Agent  receives  such a notice,  the Agent  shall give notice thereof  to the Banks.  The Agent  shall  take such  action  under the Loan
     Documents  with  respect  to such  Default  or Event of Default as shall be directed by the Required Banks.

     Section  7.03.  Obligations  of  Agent.  Neither  the  Agent nor any of its
directors,  officers,  agents, or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection  with this Agreement except  for its or their own gross  negligence  or willful  misconduct.  Without limitation of the generality of the foregoing, the Agent (i) may treat the Banks as the parties  entitled to  distributions  hereunder unless and until the Agent receives  written notice and evidence  satisfactory to it to the contrary,  (ii)
may consult with legal counsel (including counsel for the Borrower), independent public  accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in  accordance  with the advice of such counsel, accountants or experts, (iii) shall not by reason of any Loan Document be a trustee or fiduciary  for any Bank,  and (iv) shall incur no  liability  under or in respect of this  Agreement by acting upon any notice, consent,  certificate or other  instrument or writing (which may be by telegram, cable,  telex or  facsimile)  believed by it to be genuine and signed or sent by the proper party or parties or by acting upon any  representation or warranty of the Borrower made or deemed to be made hereunder.  Further,  the Agent (A) makes no warranty or  representation  to any Bank and shall not be  responsible to any
Bank  for  the  accuracy  or  completeness  of  any  statements,  warranties  or representations  (whether  written or oral) made in or in  connection  with this
Agreement,  (B) shall not have any duty to  ascertain  or to  inquire  as to the performance  or observance of any of the terms,  covenants or conditions of this
Agreement on the part of the Borrower or to inspect the property  (including the books and records) of the Borrower, and (C) shall not be responsible to any Bank
for  the  due  execution,  legality,  validity,   enforceability,   genuineness,
sufficiency  or value of this  Agreement  or any other  instrument  or  document furnished pursuant hereto.

     Section 7.04.  Agent and Affiliates.  With respect to its  Commitment,  the
Advances  made by the Agent and the Notes issued to it, the Agent shall have the same rights and powers under this  Agreement as the other Banks and may exercise the same as though it were not the Agent;  and the term "Bank" or "Banks" shall, unless  otherwise  expressly  indicated,  include the Agent in its capacity as a
Bank.  AgStar and its Affiliates may accept deposits from, lend money to, act as trustee under  indentures of, and generally engage in any kind of business with, the Borrower, all as if AgStar were not the Agent hereunder and without any duty to account therefor to the Banks.

                                       60

     Section 7.05.  Bank Credit  Decision.  It is understood  and agreed by each
Bank that it has itself been,  and will continue to be, solely  responsible  for making its own independent  appraisal of and  investigations  into the financial condition,  creditworthiness,  condition,  affairs,  status  and  nature  of the
Borrower and the Collateral.  Accordingly,  each Bank confirms to the Agent that such Bank has not relied, and will not hereafter rely, on the Agent (i) to check or inquire on its behalf  into the  adequacy,  accuracy or  completeness  of any information provided by the Borrower under or in connection with this Agreement, the Loan Documents or the transactions herein or therein  contemplated  (whether or not such information has been or is hereafter distributed to such Bank by the
Agent),  (ii) to  assess  or keep  under  review  on its  behalf  the  financial condition,  creditworthiness,  condition,  affairs,  status  or  nature  of  the
Borrower or any  collateral  provided to secure the  obligations of the Borrower under the Loan Documents,  or (iii) to obtain, verify or record information that identifies the Borrower in accordance with the USA PATRIOT Act (Title III of Pub
Law No. 107-56).  Each Bank  acknowledges  that a copy of the Loan Documents has been made  available to it and to its  individual  legal  counsel for review and such Bank  acknowledges  that it is satisfied with the form and substance of the
Loan Documents,  and is not relying upon advice or  recommendations of the Agent or the Agent's counsel.

     Section 7.06.  Indemnification.  The Banks agree to indemnify the Agent (to the extent not reimbursed by the Borrower),  ratably according to their Pro Rata
Shares, from and against any and all liabilities,  obligations, losses, damages, penalties,  actions,  judgment,  suits, costs,  expenses or disbursements of any kind or nature  whatsoever  which may be imposed  on,  incurred  by, or asserted against the Agent in any way relating to or arising out of the Loan Documents or the  Obligations  or any  action  taken  or  omitted  by the  Agent  under  this
Agreement,  provided  that no Bank  shall  be  liable  for any  portion  of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements  resulting from the Agent's gross negligence or willful misconduct.  Without limiting the generality of the foregoing, each Bank
agrees  to  reimburse  the  Agent   promptly  upon  demand  for  any  reasonable
out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent in  connection  with the  preservation  of any  rights of the Agent or the Banks under,  or the  enforcement  of,  or  legal  advice  in  respect  of  rights  or responsibilities  under the Loan  Documents  to the extent that the Agent is not reimbursed for such expenses by the Borrower.

     Section 7.07.  Successor  Agent. The Agent may resign at any time by giving written  notice  thereof to the Banks and the  Borrower.  If no successor  Agent
shall  have  been  appointed  by  the  Banks,   and  shall  have  accepted  such
appointment,  within  thirty (30) days after the retiring  Agent's  having given notice of  resignation,  then the  retiring  Agent may,  on behalf of the Banks, appoint a successor  Agent,  which  shall be either a Bank or a bank  reasonably acceptable to the Borrower,  organized under the laws of the United States or of any state thereof,  or any affiliate of such bank, and having a combined capital
and   surplus   of  at  least  Five   Hundred   Million   and   No/100   Dollars
($500,000,000.00).  Upon the acceptance of any appointment as Agent hereunder by a successor  Agent,  such successor Agent shall thereupon  succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement.  After any retiring Agent's resignation  hereunder as Agent, the provision of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     Section 7.08. Exchange of Information. Each Bank and the Agent shall freely exchange  with the other  Banks  and/or  Agent any  information  relating to the condition,  financial or  otherwise,  of the Borrower,  and the Borrower  hereby consents to any and all prior, present or future such exchanges.

     Section 7.09.  Benefit of the Banks Only.  The terms and provisions of this
Article VII are for the sole and  exclusive  benefit of the Agent and the Banks, and not for the benefit of the Borrower.

                                       61

     Section  7.10.   Authorized  Actions.   The  Agent  is  hereby  irrevocably
authorized by the Banks,  without any further action by any Bank, to release the
Agent's liens in Collateral:  (i) if such  Collateral is permitted to be sold or otherwise  disposed of under Section  5.02(i);  and (ii) upon termination of the
Commitments,  collateralization of all outstanding Letters of Credit and payment and satisfaction of all other  non-contingent  obligations of the Borrower under the Loan Documents.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section 8.01.  Amendments,  Etc. No amendment or waiver of any provision of any Loan  Document  to which the  Borrower  is a party,  nor any  consent to any departure by the Borrower therefrom,  shall in any event be effective unless the same shall be agreed or consented to by the Required Banks and the Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver, or consent shall,  without the consent of all Banks,  do any of the following:  (i)
except as provided in Section 2.13,  increase the  Commitment of any Bank;  (ii)
reduce the  amount  owed to a Bank or reduce the rate of  interest  thereon,  or reduce any fees payable to a Bank  hereunder;  (iii) postpone the scheduled date of payment of any amount owed to a Bank, or waive or excuse any such payment, or postpone the scheduled date of expiration of such Bank's Commitment; (iv) change any of the provisions of this Section or the  definition of "Required  Banks" or any other provision of any Loan Document  specifying the number or percentage of
Banks  required  to waive,  amend or modify  any rights  thereunder  or make any determination or grant any consent thereunder;  (v) change the definition of the term "Borrowing  Base" or the definitions  used therein or change the definition of the  terms  "Loan  Obligations,"  "Obligations",  "Hedging  Obligations,"  or
"Bank":  or (vi) except as permitted by Section 7.10,  release any Collateral or release the Borrower from  liability.  Notwithstanding  anything to the contrary contained in this Section 8.01:  (i) no amendment,  waiver,  or consent shall be made with respect to Article VII hereof or any other provision which affects the rights or  obligations  of the Agent  without the prior  written  consent of the
Agent;  (ii) no  amendment,  waiver or consent  shall be made with  respect  any provision  which  affects the rights or  obligations  of the Issuer  without the prior written consent of the Issuer;  and (iii) no amendment,  waiver or consent shall be made with respect to Section 2.06 or any other  provision which affects the rights or  obligations  of the  Swingline  Bank  without  the prior  written consent of the Swingline Bank.  Notwithstanding anything to the contrary herein, no Defaulting  Bank shall have any right to approve or disapprove any amendment, waiver or consent hereunder,  except that the Commitment of such Bank may not be increased or extended without the consent of such Bank.

     Section 8.02. Notices,  Etc. All notices and other communications  provided for under any Loan Document shall be in writing and mailed,  faxed, or delivered at the  addresses  set forth below,  or at such other  address as such party may specify by written notice to the other parties hereto:

     If to the Borrower:         Southwest Iowa Renewable Energy, LLC
                                 2101 42nd Ave.
                                 Council Bluffs, IA 51501

     with a copy to:             Blackwell Sanders Peper Martin, LLP
                                 1620 Dodge Street
                                 Suite 2100
                                 Omaha, NE 68102
                                 Phone: 402-964-5000
                                 Fax: 402-964-5050

                                       62

     If to the Agent:            AgStar Financial Services, PCA
                                 1921 Premier Drive
                                 P.O. Box 4249
                                 Mankato, MN 56002-4249
                                 Telephone: (507) 386-4242
                                 Facsimile: (507) 344-5088

     with copies to:             Gray, Plant, Mooty, Mooty, & Bennett, P.A.
                                 1010 West St.  Germain
                                 Suite 600
                                 St. Cloud, MN 56301
                                 Telephone: (320) 252-4414
                                 Facsimile: (320) 252-4482
                                 Attention: Phillip L. Kunkel

     If to a Bank:               At the  address or  addresses,  as the case may
                                 be, set forth on  Schedule  8.02 or on the most
                                 recent Bank  Supplement to which such Bank is a
                                 party.

All such  notices  and  communications  shall  have been duly given and shall be effective (i) when delivered,  (ii) when transmitted via facsimile to the number set forth above,  (iii) the Business Day following the day on which the same has been delivered  prepaid (or pursuant to an invoice  arrangement)  to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which  the same is sent by  certified  or  registered  mail,  postage prepaid.  Notwithstanding  the other  provisions of this Section 8.02, the Agent may accept  oral  borrowing  notices,  provided  that the Agent  shall  incur no liability to the Borrower or any Bank in acting on any such  communication  that the Agent  believes in good faith to have been given by a Person  authorized  to give such notice on behalf of the Borrower.  Any confirmation  sent by the Agent or any Bank to a Borrower of any borrowing  under this Agreement  shall,  in the absence of manifest error, be conclusive and binding for all purposes.

     Section 8.03. No Waiver;  Remedies.  No failure on the part of the Agent or any Bank to  exercise,  and no delay in  exercising,  any  right  under any Loan
Document  shall  operate  as a waiver  thereof;  nor shall any single or partial exercise  of any right  under any Loan  Document  preclude  any other or further exercise  thereof or the exercise of any other right.  The remedies  provided in the Loan Documents are cumulative and not exclusive of any remedies  provided by law.

     Section 8.04. Costs, Expenses and Taxes.

          (a) The  Borrower  agrees to pay on demand  all  reasonable  costs and expenses in connection with the preparation,  execution,  delivery, filing, recording and  administration of the Loan Documents and the other documents to be delivered under the Loan Documents, including the reasonable fees and out-of-pocket  expenses  of counsel for the Agent and counsel for the Banks
     (who may be  in-house  counsel),  and local  counsel who may be retained by said counsel,  with respect  thereto and with respect to advising the Agent and the Banks as to their respective rights and responsibilities  under the
     Loan Documents,  and all costs and expenses  (including  reasonable counsel fees and  expenses)  for the  Agent and each  Bank in  connection  with the filing  of the  Financing  Statements  and  the  enforcement  of  the  Loan
     Documents and the other documents to be delivered under the Loan Documents, including all such costs and expenses associated with defending, protecting or enforcing the Loan Documents in any bankruptcy proceedings. In addition, the  Borrower  shall pay any and all stamp and other taxes and fees payable or  determined to be payable in

                                       63

     connection with the execution,  delivery,  filing and recording of the Loan
     Documents and the other documents to be delivered under the Loan Documents, and agrees to save the Agent and the Banks  harmless  from and  against any and all  liabilities  with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          (b) If, due to payments  made by a Borrower  pursuant to Sections 2.27 and 2.28 or due to acceleration of the maturity of the Advances pursuant to
     Section  6.02 or due to any other  reason,  the Agent or any Bank  receives payments of principal of any LIBOR Rate Account  other than on the last day of an Interest Period relating thereto, the Borrower shall pay to the Agent for itself or for the account of such Bank on demand any  amounts  required to  compensate  the  Agent  or such  Bank,  as the  case  may  be,  for any additional losses, costs or expenses which it may incur as a result of such payment,  including any loss (including loss of anticipated profits),  cost or  expense  incurred  by  reason of the  liquidation  or  reemployment  of deposits or other funds acquired by the Agent or such Bank, as the case may be, to fund or maintain such LIBOR Rate Account.

     Section 8.05. Right of Set-off.  Each Bank is hereby authorized at any time and from time to time,  to the fullest  extent  permitted by law, to set off and apply any and all deposits (general or special,  time or demand,  provisional or final) at any time held and other  indebtedness  at any time  owing by the Agent and/or such Bank to or for the credit or the account of the Borrower against any and all of the Obligations,  irrespective of whether or not such Bank shall have made any demand under such Loan Document and although deposits,  indebtedness or such obligations may be unmatured or contingent. The Agent and each Bank, as the case may be, agrees to promptly  notify the Borrower  after any such set-off and application,  provided that the failure to give such notice shall not affect the validity  of such  set-off and  application.  The rights of the Banks under this
Section are in addition to other rights and remedies  (including other rights of set-off)  which the Agent and the Banks may have.  Each Bank agrees that for the benefit of each of the other Banks and the Agent (but not for the benefit of the
Borrower) that such Bank shall not exercise any of the set-off rights  described in this  Section  8.05 unless (i) at the time of the taking of such action there had  occurred an Event of Default  which was  continuing  and (ii) such Bank had notified  the Agent of such Bank's  intention  to take such action and such Bank had received the Agent's  written  consent to the taking of such action  (unless such  notice  and  consent  requirement  is  waived  by the  Agent  in its  sole discretion).

     Section 8.06.  Severability of Provisions.  Any provision of this Agreement or of any other  Loan  Document  which is  prohibited  or  unenforceable  in any jurisdiction  shall,  as to such  jurisdiction,  be ineffective to the extent of
such  prohibition  or  unenforceability   without   invalidating  the  remaining
provisions  hereof or thereof or affecting the validity or  unenforceability  of such provision in any other jurisdiction.

     Section 8.07. Binding Effect; Successors and Assigns; Participations.

          (a) This  Agreement  shall be binding upon and inure to the benefit of the Borrower,  the Agent and the Banks and their respective  successors and assigns,  except  that  the  Borrower  shall  have no right  to  assign  or otherwise  transfer its rights hereunder or any interest herein without the prior written consent of the Agent and the Banks.

          (b) Each  Bank  shall  have the right at any  time,  with the  written consent of the Agent and,  unless an Event of Default  shall have  occurred and be continuing,  the Borrower,  to assign,  negotiate,  hypothecate,  or otherwise  transfer  all or portions of its rights in this  Agreement or in
     its  Commitment,   participation  obligations  and  interests,  rights  and
     security  under this  Agreement and any of the other Loan  Documents to any other commercial,  banking or financial  institution,  including any one or more  of  its  Affiliates  which  is  a  commercial  banking  or  financial institution or to one or more of the Banks,  subject to minimum  amounts of
     $5,000,000.00   or  the   remaining   commitment   amount   if  less   than
     $5,000,000.00.  Upon

                                       64

     any such  assignment,  each Bank so  assigning  its  Commitment,  Advances,
     Notes,  participation obligations and interests,  rights and security under this  Agreement  shall pay the Agent,  within two (2) Business Days of such assignment  an  assignment  fee of $2,000.00  for its own account and shall promptly  notify  the  Agent  and the  other  Banks  thereof.  Each Bank so assigning its Commitment,  Advances,  Notes,  participation obligations and interests,  rights and  security  under this  Agreement or any of the other
     Loan  Documents  shall,  promptly  upon  request by the Agent,  execute and deliver, and cause such assignee to execute and deliver, such documents and instruments  reasonably  requested  by the  Agent  (collectively,  a  "Bank
     Supplement")   to  evidence  such  assignment  or  other  transfer  and  to substitute  the  assignee  as a Bank  on all of  the  Loan  Documents.  The
     Borrower  hereby  acknowledges  and agrees that any  assignment or other or arrangement  described  in this  Section  8.07  will  give rise to a direct obligation of the Borrower to the assignee or additional commercial banking or  financial  institutional,  as the case may be, and such party  shall be considered a Bank and rely on, and possess all rights under,  all opinions, certificates  or other  instruments  delivered  under or in connection with this Agreement or any other Loan  Document.  The Borrower shall accord full recognition to any such assignment or other arrangement, and all rights and remedies of such Bank in connection  with the interest so assigned shall be as fully enforceable by such assignee or additional commercial,  banking or financial  institution,  as they were (i) by the  assignor or Bank  thereof before such  assignment  or (ii) in the case of an  additional  commercial, banking or financial  institution  becoming a Bank under the  circumstances described  above in this Section  8.07,  by a Bank that was a party to this
     Agreement on the date hereof.

          (c) Each  Bank  shall  have the right at any  time,  with the  written consent of the Agent and,  unless an Event of Default  shall have  occurred and be  continuing,  the  Borrower,  to sell  participations  in all or any portion of its rights in this Agreement or its Commitment, Advances, Notes, participation  obligations  and  interests,  rights and security under this
     Agreement  and  any of the  other  Loan  Documents  to  any  other  Person;
     provided,  however,  that  (i)  such  Bank's  obligations  under  the  Loan
     Documents  (including its Commitments)  shall remain  unchanged,  (ii) such
     Bank shall remain solely  responsible to the Borrower,  the Issuer, and the
     Swingline  Bank for the  performance of such  obligations,  (iii) such Bank shall  remain  the  holder of its Notes and owner of its  participation  or other  interests  in Letter of Credit  Liabilities  for all purposes of any
     Loan  Document,  and (iv) the Agent and the Borrower shall continue to deal solely and directly  with such Bank in  connection  with such Bank's rights and  obligations  under  the  Loan  Documents.  For  the  sole  purpose  of determining  voting  rights,  "Banks"  shall include those Persons that are members  of the  Farm  Credit  System  which  have  acquired  participation interests  (not including  subparticipation  interests) in the Loans at any
     time  in  the   minimum   amount  of  Ten   Million   and  No/100   Dollars
     ($10,000,000.00),  which  have  been  designated  by the Bank  selling  the participation to such Person as being accorded voting rights hereunder (the
     "Participant  Designation"),  and which are  approved  as such by the Agent with notification to the Borrower (the participation shall, in turn, result in a  corresponding  reduction in the dollar amount of voting rights of the
     Bank  from  which  such   participation   interests  were  acquired).   The
     Participant Designation shall (i) state the name and contact information of the  participant  as would be required  of an  assignee  pursuant to a Bank
     Supplement,  and (ii) state the amount of the participation  purchased. The
     Agent  shall be entitled to  conclusively  rely on any and all  information contained in any Participant Designation delivered to it by a Bank.

          (d) The  Agent and any such  Bank or  Banks,  as the case may be,  may disclose to (i) any of the  participants  identified  in Schedule  2.01 or,
     (ii)   in   connection   with   any   proposed   assignment,   negotiation,
     hypothecation,   granting  of  a   participation   or  other   transfer  or
     arrangement,  the proposed  assignee,  participant  or other  transferee or institution any information that the Borrower is required to deliver to the
     Agent  and/or  the Banks  pursuant  to this  Agreement  or the  other  Loan
     Documents,  and the Borrower  agrees to cooperate  fully with the Agent and the Banks,  as the case may be, in providing  any such  information  to any proposed assignee, participant or other transferee or institution.

                                       65

     Section  8.08.  Consent to  Jurisdiction.  All parties  hereby  irrevocably submit to the  jurisdiction  of any Minnesota  State court sitting in Blue Earth
County,  Minnesota,  or Federal court sitting in Minneapolis,  Minnesota, in any action or proceeding  arising out of or relating to this Agreement or any of the other Loan Documents,  and each party hereby  irrevocably agrees that all claims in respect of such  action or  proceeding  may be heard and  determined  in such
Minnesota  State court or in such Federal court.  Each party hereby  irrevocably waives,  to the  fullest  extent it may  effectively  do so,  the  defense of an inconvenient forum to the maintenance of such action or proceeding.

     Section 8.09. Governing Law. THE VALIDITY OF THIS AGREEMENT,  TOGETHER WITH
ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES
HEREUNDER  SHALL BE DETERMINED  UNDER,  GOVERNED BY, AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF MINNESOTA  (WITHOUT REFERENCE TO THE CHOICE OF LAW
PRINCIPLES THEREOF).

     Section 8.10. Banks' Obligations Several, Not Joint. The obligations of the
Banks under this Agreement and the other Loan Documents are several, and are not joint.  No Bank or the Agent shall be  responsible  or liable in any way for the failure or refusal of any other Bank to make any Advance to be made by any other
Bank, or for any other obligations of any other Bank.

     Section 8.11. Execution in Counterparts.  This Agreement may be executed in any number of counterparts and on telecopy  counterparts,  each of which when so executed  shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

     Section 8.12. Survival. All covenants, agreements, representations and warranties made by the Borrower in the Loan Documents and in the certificates or other instruments  delivered in connection with or pursuant to this Agreement or any other Loan  Document  shall be  considered  to have been  relied upon by the other  parties  hereto and shall  survive the execution and delivery of the Loan
Documents  and the making of any Advances and issuance of any Letters of Credit, regardless of any  investigation  made by any such other party on its behalf and notwithstanding  that the  Agent,  the Issuer or any Bank may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is  extended  hereunder,  and shall  continue  in full force and effect as long as any  Obligations  are  outstanding and unpaid or any Letter of
Credit  is  outstanding  and so long as the  Commitments  have  not  expired  or terminated.  The expense  reimbursement,  additional cost,  capital adequacy and indemnification  provisions of this  Agreement  shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby,  the repayment of the Obligations,  the expiration or termination of the
Letters of Credit and the  Commitments  or the  termination of this Agreement or any provision hereof.

     Section 8.13.  Entire Agreement.  THIS AGREEMENT,  THE NOTES, AND THE OTHER
LOAN DOCUMENTS  REFERRED TO HEREIN EMBODY THE FINAL,  ENTIRE AGREEMENT AMONG THE
PARTIES  HERETO  AND  SUPERSEDE  ANY  AND  ALL  PRIOR  COMMITMENTS,  AGREEMENTS,
REPRESENTATIONS  AND  UNDERSTANDINGS,  WHETHER WRITTEN OR ORAL,  RELATING TO THE
SUBJECT  MATTER  HEREOF AND MAY NOT BE  CONTRADICTED  OR VARIED BY  EVIDENCE  OF
PRIOR,  CONTEMPORANEOUS,  OR SUBSEQUENT  ORAL  AGREEMENTS OR  DISCUSSIONS OF THE
PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO
OR THERETO.

     Section  8.14 Waiver of Borrower  Rights.  The  Borrower  acknowledges  and agrees that,  to the extent the  provisions  of the  Agricultural  Credit Act of
1987,  including 12 U.S.C.  §§ 2199 through 2202e, and the implementing Farm
Credit   Administration   regulations,   12  C.F.R.   §   617.7000,   et  seq.
(collectively,  the

                                       66

"Farm Credit Law") apply to the Borrower or to the transactions  contemplated by this  Agreement,  the Borrower  hereby  irrevocably  waive all Borrower  Rights, including  all  statutory or  regulatory  rights of a borrower to  disclosure of
effective  interest  rates,   differential  interest  rates,  review  of  credit
decisions,  distressed  loan  restructuring,  and rights of first  refusal.  The
Borrower  acknowledges and agrees that the waiver of Borrower Rights provided by this  Section  8.14 is  knowingly  and  voluntarily  made after the Borrower has consulted  with legal counsel of its choice and has been  represented by counsel of its choice in  connection  with the  negotiation  of this  Agreement  and the waiver  of  Borrower  Rights  set  forth  in this  Section  8.14.  The  Borrower acknowledges  that its waiver of Borrower  Rights set forth in this Section 8.14 is based on its  recognition  that such waiver is material to induce  commercial banks and other  non-Farm  Credit  System  institutions  to  participate  in the extensions of credit contemplated by this Agreement and to provide extensions of credit to the Borrower. Nothing contained in this Section 8.14, nor the delivery to the Borrower of any summary of any rights under,  or any notice  pursuant to, the Farm Credit Law shall be deemed to be, or be  constructed  to  indicate  the determination or agreement by the Borrower, the Agent, or any Bank that the Farm
Credit Law, or any rights thereunder,  are or will be applicable to the Borrower or to the transactions  contemplated by this Agreement.  It is the intent of the
Borrower  that the waiver of Borrower  Rights  contained  in this  Section  8.14 complies with and meets all of the requirements of 12 C.F.R. § 617.7010(c).

     Section 8.15. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE
BANKS  HEREBY  IRREVOCABLY  WAIVES  ALL  RIGHT TO  TRIAL BY JURY IN ANY  ACTION,
PROCEEDING  OR  COUNTERCLAIM  ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT TO
WHICH IT IS A PARTY OR ANY INSTRUMENT OR DOCUMENT DELIVERED THEREUNDER.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed  by their  respective  duly-authorized  officers,  as of the date first above written.

                            [SIGNATURE PAGES FOLLOW]

                                       67

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT

                                 BY AND BETWEEN

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

                                       and

                    AGSTAR FINANCIAL SERVICES, PCA, as AGENT

                                       and

                                    the BANKS

                               DATED: May 2, 2007

EACH OF THE BORROWER,  THE AGENT AND EACH BANK ACKNOWLEDGES  HAVING READ ALL THE
PROVISIONS OF THIS CREDIT  AGREEMENT,  AND EACH SUCH PERSON AGREES TO ITS TERMS.
THIS AGREEMENT IS DATED AS OF THE DATE FIRST ABOVE STATED.

BORROWER:

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
an Iowa limited liability company

   /s/Mark Drake
--------------------------------------------
By: Mark Drake
Its: General Manager

   /s/ Karol King
--------------------------------------------
By:  Karol King
Its:   Board Chairman

                                       68

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT

                                 BY AND BETWEEN

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

                                       and

                    AGSTAR FINANCIAL SERVICES, PCA, as AGENT

                                       and

                                    the BANKS

                               DATED: May 2, 2007

EACH OF THE BORROWER,  THE AGENT AND EACH BANK ACKNOWLEDGES  HAVING READ ALL THE
PROVISIONS OF THIS CREDIT  AGREEMENT,  AND EACH SUCH PERSON AGREES TO ITS TERMS.
THIS AGREEMENT IS DATED AS OF THE DATE FIRST ABOVE STATED.

AGENT:

AGSTAR FINANCIAL SERVICES, PCA,
as Administrative Agent

  /s/ Ron Monson
--------------------------------------------
By: Ron Monson
Its: Vice President

AGSTAR:
as a Bank

AGSTAR FINANCIAL SERVICES, PCA,

   /s/ Ron Monson
--------------------------------------------
By:  Ron Monson
Its:  Vice President

                                       69

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT

                                 BY AND BETWEEN

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

                                       and

                    AGSTAR FINANCIAL SERVICES, PCA, as AGENT

                                       and

                                    the BANKS

                               DATED: May 2, 2007

EACH OF THE BORROWER,  THE AGENT AND EACH BANK ACKNOWLEDGES  HAVING READ ALL THE
PROVISIONS OF THIS CREDIT  AGREEMENT,  AND EACH SUCH PERSON AGREES TO ITS TERMS.
THIS AGREEMENT IS DATED AS OF THE DATE FIRST ABOVE STATED.

METROPOLITAN LIFE INSURANCE COMPANY,
as a Bank

   /s/ Steven D. Craig
--------------------------------------------
By: Steven D. Craig
Its: Director

Address:          8717 West 100th Street, Suite 700
                  Overland Park, KS  66210-2101

                                       70

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT

                                 BY AND BETWEEN

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

                                       and

                    AGSTAR FINANCIAL SERVICES, PCA, as AGENT

                                       and

                                    the BANKS

                               DATED: May 2, 2007

EACH OF THE BORROWER,  THE AGENT AND EACH BANK ACKNOWLEDGES  HAVING READ ALL THE
PROVISIONS OF THIS CREDIT  AGREEMENT,  AND EACH SUCH PERSON AGREES TO ITS TERMS.
THIS AGREEMENT IS DATED AS OF THE DATE FIRST ABOVE STATED.

METLIFE BANK, N.A.,
as a Bank

   /s/ Kenneth L. Kollar
--------------------------------------------
By: Kenneth L. Kollar
Its:  Vice President

Address:          8717 West 100th Street, Suite 700
                  Overland Park, KS  66210-2101

                                       71

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT

                                 BY AND BETWEEN

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

                                       and

                    AGSTAR FINANCIAL SERVICES, PCA, as AGENT

                                       and

                                    the BANKS

                               DATED: May 2, 2007

EACH OF THE BORROWER,  THE AGENT AND EACH BANK ACKNOWLEDGES  HAVING READ ALL THE
PROVISIONS OF THIS CREDIT  AGREEMENT,  AND EACH SUCH PERSON AGREES TO ITS TERMS.
THIS AGREEMENT IS DATED AS OF THE DATE FIRST ABOVE STATED.

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", New York Branch,
as a Bank

   /s/ Brad Peterson
--------------------------------------------
By:  Brad Peterson
Its:  Executive Director

   /s/ Brett Delfino
--------------------------------------------
By:  Brett Delfino
Its:   Executive Director

Address:          123 North Wacker Drive
                  Suite 2100
                  Chicago, Illinois  60606

                                       72

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT

                                 BY AND BETWEEN

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

                                       and

                    AGSTAR FINANCIAL SERVICES, PCA, as AGENT

                                       and

                                    the BANKS

                               DATED: May 2, 2007

EACH OF THE BORROWER,  THE AGENT AND EACH BANK ACKNOWLEDGES  HAVING READ ALL THE
PROVISIONS OF THIS CREDIT  AGREEMENT,  AND EACH SUCH PERSON AGREES TO ITS TERMS.
THIS AGREEMENT IS DATED AS OF THE DATE FIRST ABOVE STATED.

AMARILLO NATIONAL BANK,
as a Bank

   /s/ Lenoard A. Herrington
--------------------------------------------
By: Leonard A. Herrington
Its:  Vice President

Address:          P.O. Box 1
                  Amarillo, Texas  79105

                                       73

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT

                                 BY AND BETWEEN

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

                                       and

                    AGSTAR FINANCIAL SERVICES, PCA, as AGENT

                                       and

                                    the BANKS

                               DATED: May 2, 2007

EACH OF THE BORROWER,  THE AGENT AND EACH BANK ACKNOWLEDGES  HAVING READ ALL THE
PROVISIONS OF THIS CREDIT  AGREEMENT,  AND EACH SUCH PERSON AGREES TO ITS TERMS.
THIS AGREEMENT IS DATED AS OF THE DATE FIRST ABOVE STATED.

FIRST NATIONAL BANK OF OMAHA,
as a Bank

   /s/ Fallon Savage
---------------------------------
By: Fallon Savage
Its:  Commercial Loan Officer

Address:          1620 Dodge Street
                  Omaha, NE  68197

                                       74

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT

                                 BY AND BETWEEN

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

                                       and

                    AGSTAR FINANCIAL SERVICES, PCA, as AGENT

                                       and

                                    the BANKS

                               DATED: May 2, 2007

EACH OF THE BORROWER,  THE AGENT AND EACH BANK ACKNOWLEDGES  HAVING READ ALL THE
PROVISIONS OF THIS CREDIT  AGREEMENT,  AND EACH SUCH PERSON AGREES TO ITS TERMS.
THIS AGREEMENT IS DATED AS OF THE DATE FIRST ABOVE STATED.

BANK OF THE WEST,
as a Bank

   /s/ Lee Rosin
--------------------------------------------
By: Lee Rosin
Its:  Regional Vice President

Address:          Midwest Agribusiness & Rural Commercial Banking
                  250 Marquette Avenue, Suite 575
                  Minneapolis, MN  55401

                                       75

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT

                                 BY AND BETWEEN

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

                                       and

                    AGSTAR FINANCIAL SERVICES, PCA, as AGENT

                                       and

                                    the BANKS

                               DATED: May 2, 2007

EACH OF THE BORROWER,  THE AGENT AND EACH BANK ACKNOWLEDGES  HAVING READ ALL THE
PROVISIONS OF THIS CREDIT  AGREEMENT,  AND EACH SUCH PERSON AGREES TO ITS TERMS.
THIS AGREEMENT IS DATED AS OF THE DATE FIRST ABOVE STATED.

MONUMENTAL LIFE INSURANCE COMPANY,
as a Bank

   /s/ Steven Noonan
--------------------------------------------
By:   Stephen Noonan
   -----------------------------------------
Its:    President
    ----------------------------------------

Address:          400 West Market Street
                  5th Floor
                  Louisville KY  40202

                                       76

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT

                                 BY AND BETWEEN

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,

                                       and

                    AGSTAR FINANCIAL SERVICES, PCA, as AGENT

                                       and

                                    the BANKS

                               DATED: May 2, 2007

EACH OF THE BORROWER,  THE AGENT AND EACH BANK ACKNOWLEDGES  HAVING READ ALL THE
PROVISIONS OF THIS CREDIT  AGREEMENT,  AND EACH SUCH PERSON AGREES TO ITS TERMS.
THIS AGREEMENT IS DATED AS OF THE DATE FIRST ABOVE STATED.

M & I MARSHALL & ILSLEY BANK,
as a Bank

   /s/ Jason Johnson
--------------------------------------------
By:  Jason Johnson
Its:  Vice President

   /s/ Gary Sloan
--------------------------------------------
By:  Gary Sloan
Its:   Vice President

Address:          770 North Water Street
                  Milwaukee, WI  53202

                                       77

                                  Schedule 2.01
                                   Commitments

                                                                            Term Loan        Term Revolving Loan     Revolving Line of
                                                  Construction Loan      Commitment (Upon      Commitment (Upon      Credit Commitment
                                                     Commitment             Conversion)           Conversion         (Upon Conversion)     Total Commitment
AgStar Financial Services, PCA*                      $19,404,800.00       $16,575,600.00         $2,829,200.00          $5,595,200.00       $25,000,000.00
Metropolitan Life Insurance Company                  $13,214,300.00       $12,023,800.00         $1,190,500.00          $1,785,700.00       $15,000,000.00
MetLife Bank, N.A.                                   $10,000,000.00        $9,099,100.00           $900,900.00                  $0.00       $10,000,000.00
Cooperative Centrale
Raiffeisen-Boerenleenbank B A, "RABOBANK
NEDERLAND", New York Branch                           $8,809,500.00        $8,015,900.00           $793,600.00          $1,190,500.00       $10,000,000.00
Amarillo National Bank                               $17,619,000.00       $16,031,700.00         $1,587,300.00          $2,381,000.00       $20,000,000.00
First National Bank of Omaha                         $19,047,600.00       $17,331,500.00         $1,716,100.00          $3,452,400.00       $22,500,000.00
Bank of the West                                      $4,404,800.00        $4,008,000.00           $396,800.00            $595,200.00        $5,000,000.00
Monumental Life Insurance Company                    $12,000,000.00       $12,000,000.00                 $0.00                  $0.00       $12,000,000.00
M & I Marshall & IIsley Bank                          $6,500,000.00        $5,914,400.00           $585,600.00                  $0.00        $6,500,000.00

                  Totals                            $111,000,000.00      $101,000,000.00        $10,000,000.00         $15,000,000.00      $126,000,000.00

* On the Closing Date, the following  institution  will purchase a participation in the AgStar Financial Services, PCA commitments as follows:

Farm Credit Services of the Mountain
Plains, FLCA                                          $2,642,900.00        $2,404,800.00           $238,100.00            $357,100.00        $3,000,000.00

                                       78

                                  Schedule 2.23
                           Farm Credit System Entities

1. AgStar Financial Services, PCA

                                       79

                                Schedule 3.01(c)
                                  Real Property

TRACT A
A parcel of land being a portion of the East One Half of Section  31, T74 North,
R43 West of the Fifth Principal Meridian, Pottawattamie County, Iowa, more fully described as follows:

Beginning at the North  quarter  corner of said Sec. 31;  thence along the North line of said Sec. 31, South 88 Degrees, 17 Minutes 16 Seconds East, 2270.71 feet to a point on the Westerly right-of-way line of Interstate 29: thence along said
Westerly right-of-way line, the following seven (7) courses:
1. South 00 Degrees 45 Minutes 10 Seconds West, 468.19 feet;
2. South 00 Degrees 41 Minutes  04  Seconds  East,  200.06  feet;
3. South 00 Degrees 44 Minutes 56 Seconds  West,  1964.84  feet;
4. South 00 Degrees 45 Minutes 02 Seconds  West, 1635.16  feet;
5. South 01 Degree 13 Minutes 56 Seconds  West,  593.52 feet;
6. South 00 Degrees 07 Minutes 12 Seconds East, 353.62 feet;
7. South 01 Degree 49 Minutes  08  Seconds  West,  50.00 feet to a point on the
Southerly  line of said Sec. 31;  thence  along said  Southerly  line,  North 88
Degrees 10 Minutes 52 Seconds West,  2276.52 feet to the South quarter corner of said Sec. 31; thence along the North-South  centerline of said Sec. 31, North 00
Degrees 45 Minutes 27 Seconds East,  2629.84 feet to the center of said Sec. 31, thence continuing along said North-South centerline, North 00 Degrees 46 Minutes
14 Seconds East, 2631.10 feet to the point of beginning.

TRACT B-1
Parcel  "A" of the SW1/4  SE1/4 of Sec.  19,  T74N,  R 43W of the 5th  Principal
Meridian,  Pottawattamie  County,  Iowa,  being more fully described as follows:
Commencing at the NW corner of said SW1/4 SE1/4;  thence along the North line of said SW1/4  SE1/4,  South 88 Degrees  15 Minutes 27 Seconds  East a distance  of
113.56 feet to the true point of beginning;  thence  continuing along said North line South 88 Degrees 15 Minutes 27 Seconds East a distance of 200 feet;  thence
South 12 Degrees 06 Minutes 23 Seconds  East a distance of 549.14  feet;  thence
South 77 Degrees 46 Minutes 56 Seconds  West a distance of 204.39  feet;  thence
South 68 Degrees 35 Minutes 49 Seconds West a distance of 105.34 feet to a point on the East right of way line of Mosquito Creek Drainage District No. 22; thence along said East right of way line,  North 01 Degree 34 Minutes 53 Seconds West a distance of 624.94 feet to the true point of beginning.

TRACT B-2
A tract of land  located in the SW1/4 SE1/4 in Sec.  18,  T74N,  R43W of the 5th
Principal Meridian, Pottawattamie County, Iowa, more fully described as follows:
Commencing  at the SE corner of said Sec. 18; thence South 89 Degrees 44 Minutes
04 Seconds West along the South line of said Sec. 18 a distance of 1,573.21 feet to the point of  beginning;  thence  continuing  South 89  Degrees 44 Minutes 04
Seconds West along the South line of said Sec. 18 a distance of 242.14 feet to a point on the Easterly right of way line of Mosquito Creek Drainage  District No.
22; thence North 31 Degrees 26 Minutes 27 Seconds East along said Easterly right of way line a distance  of 317.26  feet;  thence  South 58 Degrees 33 Minutes 33
Seconds  East a distance of 206.00  feet;  thence South 31 Degrees 26 Minutes 27
Seconds  West and  parallel  to said  Easterly  right of way line a distance  of
190.00 feet to the point of beginning.

                                       80

                                Schedule 4.01(a)
                   Description of Certain Transactions Related
                  to the Borrower' Membership Interests (Units)

There are no know outstanding subscriptions,  options, warrants, calls or rights
(including  preemptive  rights) to acquire,  and not  outstanding  securities or instruments  convertible  into,  membership  interests  (units) of the borrower, except:

45 Units to Brad Petersburg,  Rural Development  Associates,  LLC success fee at financial close.
45  Units  to Ron  Saak,  Rural  Development  Associates,  LLC,  success  fee at financial close.
45 Units to Steve  Baker,  Rural  Development  Associates,  LLC,  success fee at financial close.
25 Units to Iowa Quality Producers Alliance at financial close.

                                       81

                                Schedule 4.01(c)
                              Government Approvals

Prior to Site Grading:
--------------------------------------------------- -----------------------------------------------------
IDNR & Corps of Engineers (COE) Joint Application       Submitted;  No  wetlands on area where plant to
                                                        be built; triggered endangered species review
------------------------------------------------------- -----------------------------------------------------
Endangered species review by IDNR and FWS               Approved
------------------------------------------------------- -----------------------------------------------------
NPDES Storm water Notice of Intent and  Pollution       Notice Issued and PPP on site
Prevention Plan - construct plant
------------------------------------------------------- -----------------------------------------------------
NPDES Storm water Notice of Intent and PPP -            In Progress
construction of  rail spur
------------------------------------------------------- -----------------------------------------------------

Prior to Pouring Any Concrete:
------------------------------------------------------- -----------------------------------------------------
IDNR air construction permit, PSD                       Comment period ends April 16th; permits issued
                                                        shortly thereafter
------------------------------------------------------- -----------------------------------------------------
County zoning permit                                    Approved
------------------------------------------------------- -----------------------------------------------------

Prior to Construction of Individual Items:
------------------------------------------------------- -----------------------------------------------------
Entrance permits - Mills County                         Approved
------------------------------------------------------- -----------------------------------------------------
Above Ground Storage Tank Spill Containment             Approved
------------------------------------------------------- -----------------------------------------------------
Septic site 1 - Pott County                             Approved
------------------------------------------------------- -----------------------------------------------------
Septic site 2 - Pott County                             Approved
------------------------------------------------------- -----------------------------------------------------
Water - test well permit                                Approved
------------------------------------------------------- -----------------------------------------------------
Water - production well permit                          In Progress
------------------------------------------------------- -----------------------------------------------------
Water - permit test well as public well (for potable    In Progress
water)
------------------------------------------------------- -----------------------------------------------------
Wastewater discharge - NPDES Permit                     In Progress
------------------------------------------------------- -----------------------------------------------------
Wastewater  discharge - COE  approval  to cross levee   Need to complete design before submitting with
water line
------------------------------------------------------- -----------------------------------------------------
Rail spur  including  rail bridge over Pony Creek - COE  Approved
Wetlands  404 Permit
------------------------------------------------------- -----------------------------------------------------
Rail spur - COE levee crossing permit                   In Progress
------------------------------------------------------- -----------------------------------------------------
Rail spur - Drainage District approval                  In Progress
------------------------------------------------------- -----------------------------------------------------
Rail spur - IDNR Floodplain Permit for bridge           In Progress
------------------------------------------------------- -----------------------------------------------------
Steam line - COE Wetlands 404 Permit                    Need to complete design before submitting
------------------------------------------------------- -----------------------------------------------------
Steam line - COE levee crossing permit                  Need to complete design before submitting
------------------------------------------------------- -----------------------------------------------------
Steam line - Drainage District approval                 Need to complete design before submitting
------------------------------------------------------- -----------------------------------------------------
Steam line - IDNR Floodplain Permit                     Need to complete design before submitting
------------------------------------------------------- -----------------------------------------------------
Prior to Operations:
------------------------------------------------------- -----------------------------------------------------
Hydrostatic Testing Water Discharge                     Not Started
------------------------------------------------------- -----------------------------------------------------
NPDES Storm water Notice of Intent and Pollution        Not Started
Prevention Plan - Operations
------------------------------------------------------- -----------------------------------------------------
Risk Management Plan for EPA                            Not Started
------------------------------------------------------- -----------------------------------------------------
Spill Prevention Controls and Countermeasures Plan;     Not Started
and Facility Response Plan
------------------------------------------------------- -----------------------------------------------------

                                       82

------------------------------------------------------- -----------------------------------------------------
Alcohol, Tobacco, Tax & Trade Bureau                    Not Started
------------------------------------------------------- -----------------------------------------------------
Site Security Plan for DOT                              Not Started
------------------------------------------------------- -----------------------------------------------------
NSPS Notifications                                      30 days before and 15 days after startup
------------------------------------------------------- -----------------------------------------------------
CESQG Plan (EPA report characterizing hazardous         30 - 90 days after startup
materials)
------------------------------------------------------- -----------------------------------------------------
Tier II Initial Reporting (State report re: hazardous   30 - 90 days after startup
materials)
------------------------------------------------------- -----------------------------------------------------
IDNR Air Emissions Testing                              30 - 90 days after startup
------------------------------------------------------- -----------------------------------------------------
Annual Emissions Inventory                              Due each May 15th in Iowa
------------------------------------------------------- -----------------------------------------------------
Annual Tier II Reporting                                Due each March 31st in Iowa
------------------------------------------------------- -----------------------------------------------------
Form R Reporting (toxic release inventory)              Due each July 1st in Iowa
------------------------------------------------------- -----------------------------------------------------

                                       83

                                Schedule 4.01(f)
                 Description of Certain Threatened Actions, etc.

               There are no known threatened actions at this time.

                                       84

                                Schedule 4.01(k)
   Location of Inventory and Farm Products; Third Parties in Possession; Crops

   There is no inventory or farm products held by third parties at this time.

                                       85

                                Schedule 4.01(l)
                    Office Locations; Fictitious Names, etc.

     Southwest Iowa Renewable Energy, LLC,
                office:          2101 42nd Ave., Council Bluffs, IA 51501
                site trailer:    10976 189th Street, Council Bluffs, IA 51503

     Company information is retained at the following sites:
                Server back up:  Egis Technologies,
                                 7640 Sadler Circle,
                                 Omaha, NE 68127

     Payroll information:        Dickinson & Clark, CPA
                                 533 South Main Street
                                 Council Bluffs, IA 51503-6508

                                       86

                                Schedule 4.01(p)
                              Intellectual Property

                   Southwest Iowa Renewable Energy, LLC is not
                        in possession of and does not own
                           any Intellectual Property.

                                       87

                                Schedule 4.01(t)
                            Environmental Compliance

    Southwest Iowa Renewable Energy, LLC, to the best of its knowledge, is in material compliance with all applicable Environmental Laws.

                                       88

                                Schedule 5.01(o)
                                   Management

General Manager: Mark Drake

Chairman of the Board:  Karol King

Vice Chairman of the Board:  Bailey Ragan

Secretary/Treasurer:  Ted Bauer

                                       89

                                Schedule 5.02(a)
              Description of Certain Liens, Lease Obligations, etc.

     Loan Obligations: Iowa Department of Economic Development
                             $100,000 Zero Interest Loan, repayable
                             $100,000 Forgivable Loan

     No known liens

     Lease Obligations
     3 year lease, Dodge Yukon, GMAC

     10 year lease, Corn Rail Cars, Bunge North America.
     10 year lease, Ethanol Rail Cars, Bunge North America.

                                       90

                                Schedule 5.02(k)
                          Transactions with Affiliates

Affiliate:                          Agreement/Transaction
Bunge North America                 Rail Car Lease, Corn Cars and Ethanol Cars
ICM, Inc.                           Design and Build Agreement for physical plant
Rural Development Associates, LLC
                                    Consulting Agreement for project management,
                                    $10,000 per month plus expenses. Success fee
                                    includes  45 units of  equity to each of the
                                    three principal  members;  Brad  Petersburg,
                                    Ron Saak,  and Steve Baker,  upon  financial
                                    close.
Dave Denne                          Consulting agreement, for project continuity,
                                    $1000 a month.
Dave Sieck                          Rental of trailer on SIRE site for signage.

                                       91

                                Schedule 5.02(l)
                          Transactions with Affiliates

                                      None.

                                       92

                                  Schedule 8.02
                                  Notices etc.

If to the Borrower:       Southwest Iowa Renewable Energy, LLC.
                          2101 42nd Ave.
                          Council Bluffs, IA 51501

With a copy to:           Blackwell Sanders Peper Martin, LLP
                          1620 Dodge Street, Suite 2100
                          Omaha, NE  68102

                                       93

                                    EXHIBIT A
                           BORROWING BASE CERTIFICATE

                              Detailed Calculation

For Period Ending: _________________ ____,______
Date Prepared:  __________________ ____, _____

--------- ------------------------------------------------------------- ------------------- ------------------
1         Accounts Receivable:
--------- ------------------------------------------------------------- ------------------- ------------------
               ___________________ (ethanol)                            $
--------- ------------------------------------------------------------- ------------------- ------------------
               ___________________ (DDGs)                               $
--------- ------------------------------------------------------------- ------------------- ------------------
               Other                                                    $
--------- ------------------------------------------------------------- ------------------- ------------------
               Other                                                    $
--------- ------------------------------------------------------------- ------------------- ------------------
               Total                                                    $
--------- ------------------------------------------------------------- ------------------- ------------------
          Deduct Ineligible Accounts                                    $
--------- ------------------------------------------------------------- ------------------- ------------------
               (31 days or more from invoice date)
--------- ------------------------------------------------------------- ------------------- ------------------
          Deduct Ineligible Accounts                                    $
--------- ------------------------------------------------------------- ------------------- ------------------
               (as determined by Bank)
--------- ------------------------------------------------------------- ------------------- ------------------
          Eligible Accounts Receivable                                  $
--------- ------------------------------------------------------------- ------------------- ------------------
          Multiply by Borrowing Base Factor                                   75.00%
--------- ------------------------------------------------------------- ------------------- ------------------
          Accounts Receivable Loan Availability                                             $
--------- ------------------------------------------------------------- ------------------- ------------------

--------- ------------------------------------------------------------- ------------------- ------------------
2         DDGS (current value)
--------- ------------------------------------------------------------- ------------------- ------------------
          Ending Corn Inventory                                         $
--------- ------------------------------------------------------------- ------------------- ------------------
          Ending DDGS & other biproducts Inventory                      $
--------- ------------------------------------------------------------- ------------------- ------------------
          Total Inventory
--------- ------------------------------------------------------------- ------------------- ------------------
          Multiply by Borrowing Base Factor                                   75.00%
--------- ------------------------------------------------------------- ------------------- ------------------
          Inventory Loan Availability                                                       $
--------- ------------------------------------------------------------- ------------------- ------------------

--------- ------------------------------------------------------------- ------------------- ------------------
3         Ethanol Inventories (lower of cost or market)
--------- ------------------------------------------------------------- ------------------- ------------------
          Ending Ethanol Inventory                                      $
--------- ------------------------------------------------------------- ------------------- ------------------
          Ending ______________ Inventory                               $
--------- ------------------------------------------------------------- ------------------- ------------------
          Other Inventory
--------- ------------------------------------------------------------- ------------------- ------------------
          Total Inventory                                               $
--------- ------------------------------------------------------------- ------------------- ------------------
          Multiply by Borrowing Base Factor                                   75.00%
--------- ------------------------------------------------------------- ------------------- ------------------
          Inventory Loan Availability                                                       $
--------- ------------------------------------------------------------- ------------------- ------------------

--------- ------------------------------------------------------------- ------------------- ------------------
4         Total Borrowing Base (Totals from #1, #2, & #3)                                   $
--------- ------------------------------------------------------------- ------------------- ------------------

--------- ------------------------------------------------------------- ------------------- ------------------
5         Outstanding Loan Balance including outstanding Letters of     $
          Credit (as of month end)
--------- ------------------------------------------------------------- ------------------- ------------------

--------- ------------------------------------------------------------- ------------------- ------------------
6         Excess or Deficit (Line 4 minus Line 5)                                           $
--------- ------------------------------------------------------------- ------------------- ------------------
*If a Deficit exists, remit amount unless remitted since end of month.

                                       94

BORROWER REPRESENTS AND WARRANTS:

     1. With respect to the  information in this Borrowing Base  Certificate and any  accompanying  work  papers  related  hereto (i) such  information  is true, complete and correct in all material  respects as of the date set forth above as the Date  Prepared;  (ii) no  information  has been omitted which would make the foregoing misleading; (iii) there has been no significant change in the value of the items set forth on this  Borrowing Base  Certificate  (the  "Borrowing  Base
Collateral") since the date set forth above as the Date Prepared; and (iv) there exists no Event of Default  or any event  which with the giving of notice or the passing of time or both would constitute an Event of Default.

     2.  The  Borrowing  Base  Collateral  and  the  amounts  reflected  in this
Borrowing  Base  Certificate  (i) are genuine and in all  respects are what they purport to be: (ii)  presently  are and will continue at all times to be subject to Bank's duly perfected,  first priority  security  interest and no other lien;
and (iii) to the best of Borrower's  knowledge  comply in all material  respects with the eligibility criteria for any Borrowing Base items, respectively, and to the best of  Borrower's  knowledge  comply  in all  material  respects  with the representations and warranties contained in the Security Agreement.

     The undersigned  certifies that the amounts shown are true and correct from
Borrower's  accounts and records as of the Date Prepared as indicated above, and there have been no material  adverse  changes  therein since the above date. The information  provided in the Borrowing Base  Certificate is consistent  with the requirements of the Credit Agreement.

                                    Approved and Certified By:

                                    SOUTHWEST IOWA RENEWABLE ENERGY,
                                    an Iowa limited  liability company

                                    By ____________________________
                                    Its___________________________

                                       95

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE

TO:      AgStar Financial Services, PCA, Agent (the "Agent")

     Pursuant to that certain Credit  Agreement  dated as of May 2, 2007, by and among Southwest Iowa Renewable  Energy,  an Iowa limited  liability company (the
"Borrower"),  the Agent and the Banks  identified  therein,  and any  amendments thereto and extensions  thereof (the "Loan  Agreement"),  the undersigned hereby represents, warrants and certifies to the Agent and the Banks as follows:

     1.   The financial statement(s) attached hereto are complete and correct in all material  respects and fairly  present the financial  condition of the  Borrower as of the date of said  financial  statement(s)  and the result of its business operations for the period covered thereby;

     2.   Repeats and  reaffirms  to the Agent and the Banks each and all of the representations  and  warranties  made  by the  Borrower  in the  Loan
          Agreement and the agreements  referred to therein or related  thereto, and  represents  and warrants to the Agent and the Banks that each and all of said warranties and  representations are true and correct as of the date  hereof,  except as disclosed in writing to the Agent and the
          Banks;

     3.   No Event of Default  (as that term is defined in the Loan  Agreement), and no event which with the giving of notice or the passage of time or both  would  constitute  an  Event of  Default,  has  occurred  and is continuing as of the date hereof; and

     4.   All the calculations set forth below are made pursuant to the terms of the Loan  Agreement  and are true and  accurate  as of the date of the attached financial statements:

1. Section 5.01(d) - Working Capital.
         (tested annually)

(a)      Required Working Capital (at Completion Date, $10,000,000.00)
         (twelve months after Completion Date $13,000,000.00, and annually thereafter $13,000,000.00)

(a)      Current Assets                          $_____________
(b)      Current Liabilities                     $_____________

Line (a) less line (b)                           $_____________

In Compliance                              Yes   _____    No _____

2.  Section 5.01(e)  -  Tangible Net Worth.
    (tested annually)

     (a)  Required Tangible Net Worth  ($73,000,000.00  at Completion Date)
          (and annually thereafter increases based on covenant)

                                                 $_____________

                                       96

(b)      Actual Tangible Net Worth

         (1) Total Assets                                       $______________
         (2) Less Intangible Assets (per definition)            $______________
         (3) Total Tangible Assets                              $______________
         (4) Total Liabilities                                  $______________
         (5) Tangible Net Worth                                 $______________
         (line (4) minus line (5))

In Compliance                                 Yes     _____    No_____

3.       Section 5.01(f) - Owner Equity Ratio
         (40% twelve months after the Completion Date and annually thereafter)

(a)      Tangible Net Worth                                     $______________
(b)      Total Assets                                           $______________
(c)      Owner Equity Percentage
         (percent of line (b) to (c))                                   ____%

In Compliance                                  Yes    _____  No _____

4.       Section 5.01(g) - Fixed Charge Ratio
         (tested annually beginning twelve months after the Completion Date, and maintained and measured at the end of each fiscal year thereafter.)

(a)      EBITDA                                                $______________
(b)      Scheduled Principal Payments for the Loans            $______________
(c)      Scheduled Principal Payments for Subordinated Debt    $______________
(d)      Interest on the Loans                                 $______________
(e)      Interest on the Subordinated Debt                     $______________
(f)      Distributions                                         $______________
(g)      Maintenance Capital Expenditures                      $______________
(h)      Denominator (sum of lines (b) through (g))            $______________

Ratio of line (a) to (h)                                       ________ to 1.00

Required Ratio of 1.25 to 1.00

In Compliance                                     Yes    _____  No _____

     IN  WITNESS  WHEREOF,   the  undersigned  has  signed  and  delivered  this
Certificate to the Agent and the Banks as of the ____ day of  _________________,
20__.

                                         BORROWER:
                                         SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                                         an Iowa limited liability company

                                         By ____________________________
                                         Its___________________________

                                       97

                                    EXHIBIT C

                            FORM OF CONVERTIBLE NOTE

$____________________                                              May____, 2007

     1. FOR VALUE  RECEIVED,  SOUTHWEST  IOWA  RENEWABLE  ENERGY,  LLC,  an Iowa
limited liability company (the "Borrower"),  hereby promises to pay to the order of  __________________________  (the "Bank"),  the principal sum of ____________
Million and No/100ths  ($________________) Dollars, or so much thereof as may be advanced  to, or for the  benefit  of, the  Borrower  and be  outstanding,  with interest  thereon,  to be  computed  on  each  advance  from  the  date  of  its disbursement  as set forth herein  pursuant to that certain Credit  Agreement of even  date  herewith  by and  between  the  Borrower,  the  Bank  and the  other commercial, banking or financial institutions from time to time parties thereto, and  AgStar  Financial  Services,  PCA,  as agent  (the  "Agent")  (as it may be amended,  modified,  supplemented,  extended or restated from time to time,  the
"Credit  Agreement"),  and which remains  unpaid,  in lawful money of the United
States and immediately available funds. This Convertible Note is issued pursuant to the terms and  provisions  of the Credit  Agreement and is entitled to all of the benefits  provided for in the Credit  Agreement.  All capitalized terms used and not defined  herein shall have the  meanings  assigned to them in the Credit
Agreement.

     2. The outstanding  principal  balance of this  Convertible Note shall bear interest at a variable rate determined by Agent to be 315 basis points above the
LIBOR Rate in effect on the date of the first  Advance  made to  Borrower  under this Convertible Note. Notwithstanding the foregoing, the rate of interest under this Convertible Note may be adjusted by Agent pursuant to the provisions of the
Credit  Agreement and this  Convertible  Note. On the Conversion Date, a portion not to exceed 50% of the  outstanding  principal  balance of all  Advances  made under this  Convertible  Note may at  Borrower's  option be converted to a fixed rate of interest at a rate acceptable to Agent in its sole reasonable discretion pursuant to the terms and conditions of the Credit Agreement.

     3. The "LIBOR Rate" (London Interbank Offered Rate) means the rate (rounded
upward  to  the  nearest   sixteenth  and  adjusted  for  reserves  required  on
Eurocurrency  Liabilities  (as  hereinafter  defined)  for banks  subject to FRB
Regulation D (as  hereinafter  defined) or required by any other  federal law or regulation), quoted by the British Bankers Association (the "BBA") at 11:00 a.m.
London time two Banking Days (as hereinafter defined) before the commencement of the  Interest  Period for the  offering  of U.S.  Dollar  deposits in the London interbank  market for an Interest Period of one month, as published by Bloomberg or another major information  vendor listed on BBA's official website.  "Banking
Day"  shall mean a day on which  Agent is open for  business,  dealings  in U.S.
Dollar deposits are being carried out in the London interbank market,  and banks are open for  business  in New York  City  and  London,  England.  "Eurocurrency
Liabilities"  has the meaning as set forth in FRB Regulation D. "FRB  Regulation
D" means  Regulation D as  promulgated  by the Board of Governors of the Federal
Reserve System, 12 C.F.R. Part 204, as amended from time to time.

     4. The rate of interest due hereunder  shall  initially be determined as of the date hereof and shall  thereafter be adjusted,  as and when,  the LIBOR Rate changes.  All such  adjustments to the rate of interest shall be made and become effective as of the first day of the month  following  the date of any change in the  LIBOR  Rate  and  shall  remain  in  effect  until  and  including  the day immediately  preceding the next such adjustment (each such day hereinafter being referred to as an "Adjustment Date"). All such adjustments to said rate shall be made and become  effective as of the Adjustment  Date, and said rate as adjusted shall remain in effect until and  including  the day  immediately  preceding the next  Adjustment  Date.  Interest  hereunder shall be computed on the basis of a year of three  hundred  sixty-five  (365)  days,  but  charged  for actual  days principal is outstanding.

     5.  Advances  may  only be made  under  this  Convertible  Note  until  the
Conversion  Date  after  which no further  Advances  may be made  hereunder.  No amounts may be readvanced under this Convertible  Note. Any principal  repayment by the Borrower will reduce the Bank's commitment on the Construction Loan.

                                       98

     6.  Prior  to  the  Conversion   Date,  all  interest  accrued  under  this
Convertible Note shall be payable monthly,  on the first day of each month (each such date, a "Monthly  Payment  Date"),  commencing on the first Monthly Payment
Date  following  the date on which  the first  Advance  is made  hereunder,  and continuing on each Monthly Payment Date thereafter until the Conversion Date. On the Conversion Date, all outstanding accrued interest shall be paid in full.

     7. On the Conversion Date, Ten Million and No/100 Dollars  ($10,000,000.00)
of the  outstanding  principal  balance of this note shall be converted into the
Term Revolving Note, pursuant to the Credit Agreement. The remaining outstanding principal  balance of this note shall be converted  into a Term Loan pursuant to the Credit Agreement and this Convertible Note.

     8. Subject to the terms and conditions of the Credit  Agreement,  following the Conversion Date, the portion of the Term Loan that has not been converted to a Fixed Rate Loan shall bear interest at a variable rate equal to the LIBOR Rate plus 295 basis points or as otherwise provided in the Credit Agreement.

     9. The  Borrower  shall  have the  option to  convert a portion of the loan evidenced  by this  Note into a Fixed  Rate  Loan,  as  provided  in the  Credit
Agreement,  which  shall bear  interest  at a rate equal to 275 basis  points in excess  of a  known  fixed  rate  benchmark  rate  as set  forth  in the  Credit
Agreement,  which is in effect on the  Conversion  Date,  or such  other rate of interest as agreed upon by the Agent and  Borrower.  Should the  Borrower  elect such  fixed  rate  option,  such rate of  interest  shall not be  subject to any adjustments as provided for in the Credit Agreement.

     10.  Beginning on the first (1st) day of the month  following  the month in which the Conversion Date occurs,  and continuing on the first (1st) day of each succeeding  month  thereafter until the seventh month after the Conversion Date, the Borrower  shall make  monthly  payments of accrued  interest  under the Term
Loan.  Beginning  on the first  (1st) day of the  seventh  month  following  the
Conversion Date (the "Amortization Date"), and continuing on the first (1st) day of each succeeding  month thereafter until the Maturity Date, the Borrower shall make equal monthly payments of principal and accrued interest in such amounts as would be required to fully amortize the entire outstanding  principal balance of the Term Loan,  together  with accrued  interest  thereon,  over a period of 114 months from the Amortization Date. The outstanding  principal balance,  together with all accrued interest,  if not paid sooner, shall be due and payable in full on the Maturity  Date.  Following the  Conversion  Date,  and in addition to all other payments of principal and interest  required  under the Credit  Agreement, the  Borrower  shall  annually  remit to Agent for the  account  of the Bank the
Excess  Cash  Flow  Payment  pursuant  to terms  and  conditions  of the  Credit
Agreement.

     11. The outstanding  principal  balance  hereof,  together with all accrued interest,  if not paid  sooner,  shall be due and  payable  in full on the fifth
(5th) annual anniversary of the Conversion Date (the "Maturity Date").

     12. All payments and prepayments  shall, at the option of the Agent for the account of the Bank, be applied first to any costs of collection,  second to any late charges, third to accrued interest and the remainder thereof to principal.

     13. This  Convertible Note may be prepaid at any time, at the option of the
Borrower, either in whole or in part, subject to the obligations of the Borrower to  compensate  the Bank  for any  loss,  cost or  expense  as a result  of such prepayment  as set  forth in the  Credit  Agreement.  This  Convertible  Note is subject to mandatory prepayment,  at the option of the Agent, as provided in the
Credit Agreement.

     14.  In  addition  to the  rights  and  remedies  set  forth in the  Credit
Agreement:  (i) if the Borrower fails to make any payment to Bank when due under this Convertible Note, then at Agent's option in each instance,  such

                                       99

obligation  or payment shall bear interest from the date due to the date paid at
2% per  annum  in  excess  of the  rate of  interest  that  would  otherwise  be applicable to such obligation or payment under this Convertible  Note; (ii) upon the  occurrence  and during the  continuance  of an Event of Default  beyond any applicable cure period,  if any, at Agent's option in each instance,  the unpaid balances  under this  Convertible  Note shall bear interest from the date of the
Event of  Default or such  later  date as Agent  shall  elect at 2% per annum in excess of the rate(s) of interest  that would  otherwise  be in effect under the terms of this Convertible Note; (iii) after the Maturity Date, whether by reason of acceleration or otherwise,  the unpaid principal  balance of this Convertible
Note (including  without  limitation,  principal,  interest,  fees and expenses)
shall  automatically  bear  interest  at 2% per  annum in  excess of the rate of interest that would otherwise be in effect under this Convertible Note. Interest payable at the Default  Rate shall be payable from time to time on demand or, if not sooner demanded, on the last day of each calendar month.

     15. If the Borrower fails to make any payment to Agent within ten (10) days of the due date thereof,  the Borrower shall, in addition to such amount,  pay a late charge equal to five percent (5%) of the amount of such payment.

     16.  This  Convertible  Note is secured  by,  among  other  instruments,  a
Mortgage, Security Agreement and Financing Statement covering various parcels of real property,  fixtures, and personal property located in Pottawattamie County,
Iowa. In the event any such security is found to be invalid for whatever  reason in  accordance  with the terms of the Credit  Agreement  such  invalidity  shall constitute an event of default  hereunder.  All of the  agreements,  conditions, covenants,  provisions,  and  stipulations  contained  in the  Mortgage,  or any instrument  securing  this  Convertible  Note  are  hereby  made a part  of this
Convertible  Note to the same  extent  and with the same  force and effect as if they were fully set forth  herein.  It is agreed  that time is of the essence of this Convertible Note.

     17. Upon the  occurrence  at any time of an Event of Default or at any time thereafter,  the  outstanding  principal  balance  hereof plus accrued  interest hereon plus all other amounts due hereunder  shall,  at the option of the Agent, be  immediately  due and  payable,  without  notice or demand and Agent shall be entitled to exercise all remedies  provided in this Convertible Note, the Credit
Agreement or any of the Loan Documents.

     18. Upon the  occurrence  at any time of an Event of Default or at any time thereafter,  the Banks  shall have the right to set off any and all  amounts due hereunder by the Borrower to the Banks against any indebtedness or obligation of the Banks to the Borrower.

     19. The Borrower promises to pay all reasonable costs of collection of this
Convertible Note, including, but not limited to, reasonable attorneys' fees paid or incurred by the Agent on account of such  collection,  whether or not suit is filed with  respect  thereto and whether or not such costs are paid or incurred, or to be paid or incurred, prior to or after the entry of judgment.

     20. Demand,  presentment,  protest and notice of nonpayment and dishonor of this Construction Note are hereby waived.

     21. This  Convertible Note shall be governed by and construed in accordance with the laws of the State of Minnesota.

     22. The Borrower  hereby  irrevocably  submits to the  jurisdiction  of any
Minnesota state court or federal court over any action or proceeding arising out of or relating to this Note, the Credit Agreement and any instrument,  agreement or document  related  hereto or thereto,  and the  Borrower  hereby  irrevocably agrees that all claims in respect of such action or proceeding  may be heard and determined  in such  Minnesota  state or  federal  court.  The  Borrower  hereby irrevocably  waives, to the fullest extent it may effectively do so, the defense of an  inconvenient  forum to the  maintenance  of such  action  or  proceeding.
Nothing in this  Convertible  Note shall  affect the right of the Agent to bring any action or  proceeding  against the Borrower or its property in the courts of any other jurisdiction to the extent permitted by law.

                                      100

                                  SOUTHWEST IOWA  RENEWABLE ENERGY, LLC,
                                  an Iowa limited liability company

                                  By ____________________________
                                    Its___________________________

                                      101

                                    EXHIBIT D

                       PROJECT SOURCES AND USES STATEMENT

Source & Use of Funds               SIRE

Sources                               3/31/2007
Round 1 & 2 Offerings (founders)        $1,650,000     670 Series A Units
Round 3 Offering
   Individuals; Small Businesses        $48,000,000    8,000 Series A Units
   Bunge                                $20,004,000    3,334 Series B Units
    ICM                                  $6,000,000    1,000 Series C Units
Grants                                     $360,000        $40k + $20k IDED + $300k USDA VAPG
Interest Income                          $2,431,000        refer to "Cash Flow" sheet
VAAPFAP Loan                               $200,000        $100k zero Int loan and $100k forgivable loan
Term Debt Financing                    $111,000,000   59% term debt
                                       ------------
Total Sources                          $189,645,000
                                       ============

Uses
Land (net of sale to MidAm)               2,361,000      Approx 300 ac from Pott Co plus 5 ac from Johnson plus $40,000 CBEC easement
Site Development                          7,756,434      HGM written est; refer to "Site Dev" sheet
Rail Spur                                 8,373,435      HGM written est; refer to "Site Dev" sheet
Plant Construction                      118,000,000      ICM contract
Steam System, incl. Turbine              13,000,000      ICM verbal estimate
Power Distribution                        1,500,000      ICM verbal estimate
Fire Protection; Water Supply & Treatment 1,560,000      ICM / US Water verbal est on water $1.2M plus HGM verbal est on fire $360k
Grain and DDGS Storage & Handling         9,700,000      T&S written bid plus ICM verbal adjustments; refer to "Grain Facilities" sheet
Permitting; Emissions Monitoring Equip.     300,000      Air and COE permits plus $250k permitting & CEMs on CB4 boller
Administrative Building                     500,000      Christianson & Assoc est + $150k (ICM concurred)
Construction Contingency                  2,367,731      May be adequate; more would be better
Office Equipment                             80,000      Christianson & Assoc est (ICM concurred)
Computers, Software, Network                175,000      Christianson & Assoc est (ICM concurred)
Rolling Stock                                 lease      Refer to "Rolling Stock" sheet for Christianson & Assoc est
Insurance                                   370,900      PRC bids (excludes $600k for permanent ins which can be pd monthly upon startup)
Capitalized Interest                      4,707,000      refer to "Cash Flow" sheet
Startup Costs:
    Organizational and Development        3,297,000      Refer to "Org & Dev" sheet
    Financing Costs                         991,500      AgStar term sheet
    Pre-production Period Costs           2,205,000      Refer to "Pre-Production" sheet
Working Capital:                                                                             ___
    Initial Cash Position                 1,000,000      May be adequate; more would be better  |
    Inventory - Spare Parts                 500,000      ICM estimate                           |
    Inventory - Corn                      3,500,000      1/3 mo @ $3.15/bu                      |  Total WC = $12.4M = $0.113/gal capacity
    Inventory- Chemicals and Ingredients    800,000      1/2 mo                                 |
    Inventory - Ethanol                   5,300,000      1/3 mo @ $1.75/gaI                     |
    Inventory - DDGS                      1,300,000      1/2 mo @ $90/T                      ___|
                                        -----------
  Total Uses                            189,645,000
                                       ============

                                      102

EXHIBIT E

                      FORM OF REVOLVING LINE OF CREDIT NOTE

$_________________                              Effective on the Conversion Date

         1. FOR VALUE RECEIVED,  SOUTHWEST IOWA RENEWABLE  ENERGY,  LLC, an Iowa
limited liability company (the "Borrower"),  hereby promises to pay to the order of ___________________________ (the "Bank"), the principal sum of ______________
Million and No/100ths  ($___________________) Dollars, or so much thereof as may be advanced  to, or for the benefit of, the Borrower  and be  outstanding,  with interest  thereon,  to be  computed  on  each  advance  from  the  date  of  its disbursement  as set forth herein  pursuant to that certain Credit  Agreement of even  date  herewith  by and  between  the  Borrower,  the  Bank  and the  other commercial, banking or financial institutions from time to time parties thereto, and  AgStar  Financial  Services,  PCA,  as agent  (the  "Agent")  (as it may be amended,  modified,  supplemented,  extended or restated from time to time,  the
"Credit  Agreement"),  and which remains  unpaid,  in lawful money of the United
States and immediately  available  funds.  This Revolving Line of Credit Note is issued  pursuant  to the terms and  provisions  of the Credit  Agreement  and is entitled  to all of the  benefits  provided  for in the  Credit  Agreement.  All capitalized  terms used and not defined herein shall have the meanings  assigned to them in the Credit Agreement.

         2. The outstanding  principal  balance of this Revolving Line of Credit
Note shall bear interest at a variable rate  determined by Agent to be 295 basis points  above the LIBOR Rate in effect on the date of the first  Advance made to
Borrower under this  Revolving Line of Credit Note or as otherwise  provided for in the Credit  Agreement.  Notwithstanding  the foregoing,  the rate of interest under this  Revolving  Line of Credit Note shall be subject to adjusted by Agent pursuant to the  provisions of the Credit  Agreement and this  Revolving Line of
Credit Note.

         3. The "LIBOR  Rate"  (London  Interbank  Offered  Rate) means the rate
(rounded upward to the nearest  sixteenth and adjusted for reserves  required on
Eurocurrency  Liabilities  (as  hereinafter  defined)  for banks  subject to FRB
Regulation D (as  hereinafter  defined) or required by any other  federal law or regulation), quoted by the British Bankers Association (the "BBA") at 11:00 a.m.
London time two Banking Days (as hereinafter defined) before the commencement of the  Interest  Period for the  offering  of U.S.  Dollar  deposits in the London interbank  market for an Interest Period of one month, as published by Bloomberg or another major information  vendor listed on BBA's official website.  "Banking
Day"  shall mean a day on which  Agent is open for  business,  dealings  in U.S.
Dollar deposits are being carried out in the London interbank market,  and banks are open for  business  in New York  City  and  London,  England.  "Eurocurrency
Liabilities"  has the meaning as set forth in FRB Regulation D. "FRB  Regulation
D" means  Regulation D as  promulgated  by the Board of Governors of the Federal
Reserve System, 12 C.F.R. Part 204, as amended from time to time.

         4. The rate of interest due hereunder  shall initially be determined as of the  Availability  Date and shall  thereafter be adjusted,  as and when,  the
LIBOR Rate changes.  All such  adjustments to the rate of interest shall be made and become  effective as of the first day of the month following the date of any change in the LIBOR Rate and shall remain in effect until and  including the day immediately  preceding the next such adjustment (each such day hereinafter being referred to as an "Adjustment Date"). All such adjustments to said rate shall be made and become  effective as of the Adjustment  Date, and said rate as adjusted shall remain in effect until and  including  the day  immediately  preceding the next  Adjustment  Date.  Interest  hereunder shall be computed on the basis of a year of three  hundred  sixty-five  (365)  days,  but  charged  for actual  days principal is outstanding.

         5. Notwithstanding anything to the contrary in the Credit Agreement and this  Revolving  Line of Credit Note,  no advances  will be made to the Borrower under  this  Revolving  Line of  Credit  Note  until  the  Availability  Date as specified in the Credit Agreement.

                                      103

         6.  Beginning  on the  first  (1st)  day of the  first  calendar  month following the  Availability  Date and  continuing on the first (1st) day of each succeeding  month  thereafter  until the Revolving  Line of Credit Loan Maturity
Date, the Borrower shall make monthly payments of accrued interest.

         7.  Borrower  agrees to pay to the Agent for the account of the Bank an
Unused  Commitment Fee on the average daily unused  portion of Bank's  Revolving
Line of Credit Commitment from the Availability Date until the Revolving Line of
Credit Loan Maturity Date at the rate of 0.35% per annum,  payable in arrears in quarterly  installments payable on the first (1st) day of each third month after the Availability Date.

         8. The outstanding principal balance hereof,  together with all accrued interest,  if not paid sooner, shall be due and payable in full on the 364th day from the Conversion Date (the "Revolving Line of Credit Loan Maturity Date").

         9. All payments and  prepayments  shall, at the option of the Agent for the account of the Bank, be applied first to any costs of collection,  second to any late  charges,  third to  accrued  interest  and the  remainder  thereof  to principal.

         10. This  Revolving  Line of Credit Note may be prepaid at any time, at the  option  of the  Borrower,  either  in  whole  or in  part,  subject  to the obligation of the Borrower to compensate the Bank for any loss,  cost or expense as a result  of such  prepayment  as set  forth in the  Credit  Agreement.  This
Revolving Line of Credit Note is subject to mandatory prepayment,  at the option of the Agent, as provided in the Credit Agreement.

         11. In  addition  to the  rights and  remedies  set forth in the Credit
Agreement:  (i) if the Borrower fails to make any payment to Bank when due under this  Revolving  Line of Credit Note,  then at Agent's  option in each instance, such  obligation  or payment  shall bear  interest from the date due to the date paid at 2% per annum in excess of the rate of interest  that would  otherwise be applicable to such  obligation or payment  under this  Revolving  Line of Credit
Note; (ii) upon the occurrence and during the continuance of an Event of Default beyond any applicable  cure period,  if any, at Agent's option in each instance, the unpaid balances under this Revolving Line of Credit Note shall bear interest from the date of the Event of Default or such later date as Agent shall elect at
2% per annum in excess of the rate(s) of  interest  that would  otherwise  be in effect under the terms of this  Revolving  Line of Credit Note;  (iii) after the
Revolving Loan Maturity Date,  whether by reason of  acceleration  or otherwise, the unpaid  principal  balance of this Revolving Line of Credit Note  (including without limitation,  principal, interest, fees and expenses) shall automatically bear  interest  at 2% per  annum in excess of the rate of  interest  that  would otherwise  be in effect  under  this  Revolving  Line of Credit  Note.  Interest payable at the Default  Rate shall be payable from time to time on demand or, if not sooner demanded, on the last day of each calendar month.

         12. If the Borrower  fails to make any payment to Agent within ten (10)
days of the due date  thereof,  the  Borrower  shall pay,  in  addition  to such amount, a late charge equal to five percent (5%) of the amount of such payment.

         13.  This  Revolving  Line of Credit  Note is secured  by,  among other instruments,  a Mortgage,  Security  Agreement and Financing  Statement covering various parcels of real property,  fixtures,  and personal  property  located in
Pottawattamie  County,  Iowa.  In the  event  any such  security  is found to be invalid  for  whatever  reason as  provided  for in the Credit  Agreement,  such
invalidity  shall  constitute  an  event  of  default  hereunder.   All  of  the
agreements, conditions, covenants, provisions, and stipulations contained in the
Mortgage,  or any  instrument  securing this  Revolving  Line of Credit Note are hereby made a part of this  Revolving Line of Credit Note to the same extent and with the same  force and effect as if they were  fully set forth  herein.  It is agreed that time is of the essence of this Revolving Line of Credit Note.

                                      104

         14.  Upon the  occurrence  at any time of an Event of Default or at any time thereafter,  the outstanding principal balance hereof plus accrued interest hereon plus all other amounts due hereunder  shall,  at the option of the Agent, be  immediately  due and  payable,  without  notice or demand and Agent shall be entitled to exercise  all  remedies  provided in this  Revolving  Line of Credit
Note, the Credit Agreement, or any of the Loan Documents.

         15.  Upon the  occurrence  at any time of an Event of Default or at any time  thereafter,  the Bank shall have the right to set off any and all  amounts due hereunder by the Borrower to the Bank against any indebtedness or obligation of the Bank to the Borrower.

         16. The Borrower  promises to pay all reasonable costs of collection of this Revolving Line of Credit Note,  including,  but not limited to,  reasonable attorneys'  fees paid or  incurred  by the Agent on account of such  collection, whether or not suit is filed with respect  thereto and whether or not such costs are paid or incurred, or to be paid or incurred,  prior to or after the entry of judgment.

         17. Demand, presentment,  protest and notice of nonpayment and dishonor of this Revolving Line of Credit Note are hereby waived.

         18.  This  Revolving  Line of  Credit  Note  shall be  governed  by and construed in accordance with the laws of the State of Minnesota.

         19. The Borrower hereby irrevocably  submits to the jurisdiction of any
Minnesota state court or federal court over any action or proceeding arising out of or relating to this Revolving  Lien of Credit Note, the Credit  Agreement and
any  instrument,  agreement  or  document  related  hereto or  thereto,  and the
Borrower hereby  irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Minnesota state or federal court.
The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Nothing in this Revolving Line of Credit Note shall affect the right of the Agent to bring any  action or  proceeding  against  the  Borrower  or its property in the courts of any other jurisdiction to the extent permitted by law.

                                    SOUTHWEST IOWA RENEWABLE ENERGY, LLC
                                    an Iowa limited  liability company

                                    __________________________________________
                                       By:  __________________________________
                                       Its:  _________________________________

                                      105

                                    EXHIBIT F

                          SWORN CONSTRUCTION STATEMENT

                          SWORN CONSTRUCTION STATEMENT

                                   Southwest Iowa
                                   Renewable
                      OWNER:       Energy, LLC
                      PROPERTY AT:

--------------------------------------------------------------------------------
IMPORTANT NOTICE: This statement must be complete as to names of all persons and companies  furnishing labor and/or material on the premises herein. Any increase in cost, from changes in construction or otherwise,  must be forthwith  reported to AGSTAR FINANCIAL  SERVICES,  PCA, as Agent ("Agent") for those Banks named in that certain Loan Agreement by and between SOUTHWEST IOWA RENEWABLE ENERGY,  LLC
("Borrower") and Agent, with additional deposits to cover such increase in cost.

       ------ ------------------------------------------------------------------------------------------------------------------------
                                 ITEMS                         FURNISH BY           TOTAL COST           AMT PAID         BALANCE
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
           1
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
           2
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
           3
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
           4
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
           5
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
           6
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
           7
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
           8
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
           9
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          10
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          11
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          12
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          13
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          14
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          15
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          16
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          17
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          18
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------

                                      106

          19
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          20
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          21
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          22
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          23
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          24
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          25
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          26
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          27
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          28
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          29
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          30
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          31
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          32
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          33
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          34
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          35
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          36
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          37
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          38
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          39
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          40
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          41
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          42
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          43
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          44
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          45
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          46
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          47
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          48
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          49
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
          50
       ------ -------------------------------------------- ------------------- --------------------- ----------------- ---------------
                                                                               --------------------- ----------------- ---------------
                                                                     SUBTOTAL                     0
                                                                               --------------------- ----------------- ---------------
                        STATE OF ___________________)

                                      107

              >                                            SS.
                        COUNTY OF _________________)

The undersigned  being first duly sworn,  as Borrower / Owner,  deposes and says that the foregoing are the names of all parties having contracts or subcontracts for  specified  portions of the work on said  property  and building or material entering into the construction thereof, and the amounts due and to become due to each of said parties,  that the items  mentioned  include all labor and material required to complete said Project  according to plans and  specifications,  that there are no other contracts outstanding; and that there is not due or to become due to any person for  material,  labor or other work of any kind done upon said building other than as above stated.  The  undersigned  further deposes and says
that  no  increase  in  the  cost  of  construction   will  be  made  under  any
circumstances  without  furnishing   information  on  same  to  the  AGENT  with
additional  deposits  to cover  such  increase;  that,  in the event of any such increase,  no orders or claims will be made to said Agent until such information and  additional  deposits  shall have been  completed;  that the purpose of said statement  is to  induce  said  Agent  to pay  out  the  proceeds  of a loan  of
$126,000,000.00  secured by a mortgage on said property;  and that, upon payment of the specific  unpaid items listed herein,  the  undersigned  herein will save said  Agent  harmless  as to any  claims  of  priority  of lien for any labor or material, furnished or to be furnished, for completion of construction.

Borrower / Owner:  Southwest Iowa Renewable Energy,
LLC
____________________________
BY:  _______________________

The foregoing instrument was acknowledged before me this ________day of ____________________________, 20________.

by ___________________________________________________
NOTARY STAMP:
                                                    Signature of Notary Public

                                      108

                                    EXHIBIT G

                           FORM OF TERM REVOLVING NOTE

$_______________                                Effective on the Conversion Date

         1. FOR VALUE RECEIVED,  SOUTHWEST IOWA RENEWABLE  ENERGY,  LLC, an Iowa
limited liability company (the "Borrower"),  hereby promises to pay to the order of ________________________  (the "Bank"), the principal sum of ________________
Million and No/100ths ($____________________) Dollars, or so much thereof as may be advanced  to, or for the benefit of, the Borrower  and be  outstanding,  with interest  thereon,  to be  computed  on  each  advance  from  the  date  of  its disbursement  as set forth herein  pursuant to that certain Credit  Agreement of even  date  herewith  by and  between  the  Borrower,  the  Bank  and the  other commercial, banking or financial institutions from time to time parties thereto, and  AgStar  Financial  Services,  PCA,  as agent  (the  "Agent")  (as it may be amended,  modified,  supplemented,  extended or restated from time to time,  the
"Credit  Agreement"),  and which remains  unpaid,  in lawful money of the United
States and  immediately  available  funds.  This Term  Revolving  Note is issued pursuant to the terms and provisions of the Credit  Agreement and is entitled to all of the benefits provided for in the Credit Agreement.  All capitalized terms used and not  defined  herein  shall have the  meanings  assigned to them in the
Credit Agreement.

         2. The outstanding  principal balance of this Term Revolving Note shall bear interest at a variable rate determined by Bank to be 295 basis points above the LIBOR Rate in effect on the date of the first Advance made to Borrower under this Term Revolving  Note, or at such rate as adjusted  pursuant to the terms of the Credit Agreement.  Notwithstanding the foregoing, the rate of interest under this Term  Revolving Note shall be subject to adjustment by Bank pursuant to the provisions of the Credit Agreement and this Term Revolving Note.

         3. The "LIBOR  Rate"  (London  Interbank  Offered  Rate) means the rate
(rounded upward to the nearest  sixteenth and adjusted for reserves  required on
Eurocurrency  Liabilities  (as  hereinafter  defined)  for banks  subject to FRB
Regulation D (as  hereinafter  defined) or required by any other  federal law or regulation), quoted by the British Bankers Association (the "BBA") at 11:00 a.m.
London time two Banking Days (as hereinafter defined) before the commencement of the  Interest  Period for the  offering  of U.S.  Dollar  deposits in the London interbank  market for an Interest Period of one month, as published by Bloomberg or another major information  vendor listed on BBA's official website.  "Banking
Day"  shall mean a day on which  Agent is open for  business,  dealings  in U.S.
Dollar deposits are being carried out in the London interbank market,  and banks are open for  business  in New York  City  and  London,  England.  "Eurocurrency
Liabilities"  has the meaning as set forth in FRB Regulation D. "FRB  Regulation
D" means  Regulation D as  promulgated  by the Board of Governors of the Federal
Reserve System, 12 C.F.R. Part 204, as amended from time to time.

         4. The rate of interest due hereunder  shall initially be determined as of the Conversion Date and shall thereafter be adjusted,  as and when, the LIBOR
Rate  changes or as provided in Section 2.11 of the Credit  Agreement.  All such adjustments to the rate of interest shall be made and become effective as of the first day of the month  following  the date of any  change in the LIBOR Rate and shall remain in effect until and  including  the day  immediately  preceding the next  such  adjustment  (each  such  day  hereinafter  being  referred  to as an
"Adjustment  Date").  All such adjustments to said rate shall be made and become effective as of the  Adjustment  Date, and said rate as adjusted shall remain in effect until and including  the day  immediately  preceding the next  Adjustment
Date.  Interest  hereunder  shall be  computed  on the  basis of a year of three hundred  sixty-five  (365)  days,  but  charged  for actual  days  principal  is outstanding.

                                      109

         5. Notwithstanding anything to the contrary in the Credit Agreement and this Term  Revolving  Note, no advances will be made to the Borrower  under this
Term  Revolving  Note until the  Availability  Date as  specified  in the Credit
Agreement.

         6.  Beginning  on the  first  (1st)  day of the  first  calendar  month following the month in which funds have been advanced to Borrower hereunder, and continuing on the first (1st) day of each succeeding  month thereafter until the
Maturity Date, the Borrower shall make monthly payments of accrued interest.

         7.  Borrower  agrees to pay to the Agent for the account of the Bank an
Unused  Commitment  Fee on the  average  daily  unused  portion  of Bank's  Term
Revolving Loan Commitment from the Availability  Date until the Maturity Date at the rate of 0.35% per  annum,  payable  in  arrears  in  quarterly  installments payable on the first (1st) day of each third month after the Availability Date.

         8. The outstanding principal balance hereof,  together with all accrued interest,  if not paid  sooner,  shall be due and  payable  in full on the fifth
(5th) anniversary date of the Conversion Date (the "Maturity Date").

         9. All payments and  prepayments  shall, at the option of the Agent for the account of the Bank, be applied first to any costs of collection,  second to any late  charges,  third to  accrued  interest  and the  remainder  thereof  to principal.

         10. This Term  Revolving Note may be prepaid at any time, at the option of the Borrower,  either in whole or in part,  subject to the  obligation of the
Borrower  to  compensate  the Bank for any loss,  cost or expense as a result of such prepayment as set forth in the Credit  Agreement.  This Term Revolving Note is subject to mandatory  prepayment,  at the option of the Agent, as provided in the Credit Agreement.

         11. In  addition  to the  rights and  remedies  set forth in the Credit
Agreement:  (i) if the Borrower fails to make any payment to Bank when due under this  Term  Revolving  Note,  then at  Agent's  option  is each  instance,  such obligation  or payment shall bear interest from the date due to the date paid at
2% per  annum  in  excess  of the  rate of  interest  that  would  otherwise  be applicable to such  obligation or payment under this Term Revolving  Note;  (ii)
upon the occurrence and during the continuance of an Event of Default beyond any applicable cure period,  if any, at Agent's option in each instance,  the unpaid balances under this Term Revolving Note shall bear interest from the date of the
Event of  Default or such  later  date as Agent  shall  elect at 2% per annum in excess of the rate(s) of interest  that would  otherwise  be in effect under the terms of this Term Revolving Note; and (iii) after the Maturity Date, whether by reason of acceleration or otherwise,  the unpaid principal  balance of this Term
Revolving Note (including  without  limitation,  principal,  interest,  fees and expenses)  shall  automatically  bear  interest at 2% per annum in excess of the rate of interest  that would  otherwise be in effect  under this Term  Revolving
Note. Interest payable at the Default Rate shall be payable from time to time on demand or, if not sooner demanded, on the last day of each calendar month.

         12. If the Borrower  fails to make any payment to Agent within ten (10)
days of the due date  thereof,  the  Borrower  shall pay,  in  addition  to such amount, a late charge equal to five percent (5%) of the amount of such payment.

         13. This Term Revolving Note is secured by, among other instruments,  a
Mortgage, Security Agreement and Financing Statement covering various parcels of real property,  fixtures, and personal property located in Pottawattamie County,
Iowa. In the event any such security is found to be invalid for whatever  reason as provided for in the Credit  Agreement,  such invalidity  shall  constitute an
Event  of  Default  hereunder.  All of the  agreements,  conditions,  covenants, provisions,  and  stipulations  contained  in the  Mortgage,  or any  instrument securing this Term  Revolving Note are hereby made a part of this Term Revolving
Note to the same extent and with the same force and effect as if they were fully set  forth  herein.  It is  agreed  that  time is of the

                                      110

essence of this Term Revolving Note.

         13.  Upon the  occurrence  at any time of an Event of Default or at any time thereafter,  the outstanding principal balance hereof plus accrued interest hereon plus all other amounts due hereunder  shall,  at the option of the Agent, be immediately  due and payable,  without  notice or demand,  and Agent shall be entitled to exercise  all remedies  provided in this Term  Revolving  Note,  the
Credit Agreement, or any of the Loan Documents.

         14.  Upon the  occurrence  at any time of an Event of Default or at any time  thereafter,  the Bank shall have the right to set off any and all  amounts due hereunder by the Borrower to the Bank against any indebtedness or obligation of the Bank to the Borrower.

         15. The Borrower  promises to pay all reasonable costs of collection of this Term Revolving Note,  including,  but not limited to, reasonable attorneys'
fees paid or incurred by the Agent on account of such collection, whether or not suit is filed with  respect  thereto  and  whether or not such costs are paid or incurred, or to be paid or incurred, prior to or after the entry of judgment.

         16. Demand, presentment,  protest and notice of nonpayment and dishonor of this Term Revolving Note are hereby waived.

         17. This Term  Revolving  Note shall be governed  by and  construed  in accordance with the laws of the State of Minnesota.

         18. The Borrower hereby irrevocably  submits to the jurisdiction of any
Minnesota state court or federal court over any action or proceeding arising out of or  relating  to this Term  Revolving  Note,  the  Credit  Agreement  and any instrument,  agreement or document  related hereto or thereto,  and the Borrower hereby  irrevocably  agrees  that  all  claims  in  respect  of such  action  or proceeding may be heard and determined in such Minnesota state or federal court.
The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Nothing in this Term  Revolving  Note shall affect the right of the
Agent to bring any action or proceeding  against the Borrower or its property in the courts of any other jurisdiction to the extent permitted by law.

                                  SOUTHWEST IOWA RENEWABLE  ENERGY, LLC,
                                  an Iowa limited  liability company

                                  By ____________________________
                                    _____________________________
                                    Its: _______________

                                      111

                                    EXHIBIT H

                            FORM OF LETTER OF CREDIT

                               IRREVOCABLE STANDBY
                             LETTER OF CREDIT NO. __

(Date)
------------------------
------------------------
------------------------
(Beneficiary)

Ladies and Gentlemen:

At the request of Southwest Iowa Renewable Energy, LLC, a Iowa limited liability company,  Council  Bluffs,  Iowa,  51502,  we hereby  establish our  Irrevocable
Standby  Letter of  Credit  in your  favor in the  amount  of  $__________  U.S.
dollars.

We  undertake  that  drawings  under this Letter of Credit will be honored  upon presentation  of your  draft  drawn  on  _____________________,  ______________,
_______________,  _____,  and the original of this Letter of Credit prior to the expiration date set forth herein. All drafts submitted to ________________  must indicate the number and date of this credit.

This Letter of Credit expires on __________________.

Except as  expressly  stated  herein,  this  undertaking  is not  subject to any conditions or qualification.  The obligation of ___________ under this Letter of
Credit  shall  be  the  individual  obligation  of  _____________  and in no way contingent upon reimbursement with respect thereto.

This  credit is subject to the  Uniform  Customs and  Practice  for  Documentary
Credits, 1993 Version, of the International Chamber of Commerce or any successor publication.

Sincerely,

                                      112

                                    EXHIBIT I

                             FORM OF OPINION LETTER

                                April [24], 2007

     Re:  Credit  Agreement,  dated as of April 24,  2007,  by and among  AgStar
          Financial Services,  PCA, as Administrative  Agent and the Banks named therein and Southwest Iowa Renewable Energy, LLC

Dear Ladies and Gentlemen:

         We have acted as counsel for Southwest Iowa Renewable Energy,  LLC., an
Iowa  limited  liability  company  (the  "Borrower"),  in  connection  with  the execution  and delivery of a Credit  Agreement,  dated as of May 2, 2007, by and among AgStar Financial Services, PCA (the "Administrative  Agent") and the Banks
named  therein   (collectively  the  "Banks")  and  the  Borrower  (the  "Credit
Agreement"). This opinion is delivered pursuant to Section 3.01(q) of the Credit
Agreement.

         Section 1. In rendering  this opinion,  we have reviewed an original as signed,  or a copy of the original showing  signatures and identified to us as a true copy of the original as signed, of the following (each dated as of the date hereof unless otherwise indicated) (the "Loan Documents"):

     1.1  Credit Agreement;

     1.2  Term Revolving Note in the principal  amount of  $10,000,000,  made by the Borrower and payable to the order of the Banks;

     1.3  Convertible   Notes   collectively   in  the   principal   amount   of
          $111,000,000,  made by the  Borrower  and  payable to the order of the
          Banks;

     1.4  Revolving Line of Credit Note in the principal  amount of $15,000,000, made by the Borrower and payable to the order of the Banks;

     1.5  Mortgage by and between  Borrower and the Banks,  relating to property located in Council Bluffs, Iowa and legally described therein; and

     1.6  Security Agreement, by and between Borrower and the Banks.

     1.7  Collateral  Assignment  of  Construction  Contract  -  Design  Build &
          License  Agreement  between Borrower and Agent, for the benefit of the
          Banks;

     1.8  Assignment of Ethanol  Merchandising  Agreement  between  Borrower and
          Agent, for the benefit of the Banks;

                                      113

     1.9  Assignment of DDGs Marketing Agreement between Borrower and Agent, for the benefit of the Banks;

     1.10 Assignment of Electric Service  Agreement  between Borrower and Agent, for the benefit of the Banks;

     1.11 Assignment of Steam Service  Agreement between Borrower and Agent, for the benefit of the Banks;

     1.12 Assignment of Pipeline  Easement  between  Borrower and Agent, for the benefit of the Banks;

     1.13 Assignment  of  Easement  of Rail Track - CBEC  between  Borrower  and
          Agent, for the benefit of the Banks; and

     1.14 Assignment of Easement of Rail Track - Mid American  between  Borrower and Agent, for the benefit of the Banks.

         In rendering the following opinions,  as to factual matters that affect our opinions,  we have, with your approval,  relied on (and assumed the accuracy
of)  certificates,  statements  and other  representations  of  officers  of the
Borrower and others  including  certificates  of public  officials  (the "Public
Documents"). We have also reviewed the organizational documents of the Borrower,
including  its  Articles  of  Organization,   Amended  and  Restated   Operating
Agreement,  and such other matters as we have deemed  appropriate  to giving the opinions contained herein.

         Section 2. Based on the  foregoing  and in reliance  thereon and on the assumptions and subject to the  qualifications and limitations set forth in this opinion, we are of the opinion that:

         2.1 The  Borrower  is a  limited  liability  company,  duly  organized, validly existing and in good standing under the laws of the State of Iowa.

         2.2 The Borrower has the limited  liability company power and authority to enter into the Loan  Documents to which it is a party and to  consummate  the transactions provided for therein.

         2.3 The Loan  Documents to which the Borrower is a party have been duly authorized,  executed  and  delivered by the  Borrower,  and each is a valid and binding  agreement,  enforceable  against the  Borrower in  accordance  with its terms.

         2.4 The execution, delivery and performance by the Borrower of the Loan
Documents to which it is a party are not in contravention of or in conflict with any term or provision of the Articles of  Organization  and Amended and Restated
Operating  Agreement  of the  Borrower  or  violate  and  will not  violate  any provision of any law, statute, rule or regulation,  to our knowledge,  presently in effect having applicability to Borrower.

                                      114

         2.5  To  the  best  of  our  knowledge,  the  execution,  delivery  and performance by the Client of the Loan Documents to which the Borrower is a party will not constitute a material  breach or default under any material  agreements to which the Borrower is a party.

         Section 3. Our  opinions  are based on the  assumptions  (upon which we
have  relied  with  your  consent)  and  subject  to  the   qualifications   and
limitations, set forth in this letter, including the following:

         3.1 We  express  no  opinion  as to any laws other than the laws of the
State of Iowa.  We express no opinion as to the effect on the Loan  Documents of local law which shall include charters, ordinances,  administrative opinions and rules and regulations of cities,  counties,  towns,  municipalities  and special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level).

         3.2 We have assumed for purposes of this opinion that:  (a) the parties to the Loan  Documents  other than the Borrower  (the "Other  Parties") are duly organized,  validly  existing and in good standing with full power and authority to enter  into,  execute,  deliver  and  perform  the Loan  Documents  and their respective  obligations  thereunder;  (b) the  Loan  Documents  have  been  duly authorized  by the Other  Parties and the Other  Parties have duly  executed and delivered  the Loan  Documents  to which  they are a  signatory;  (c) the  Other
Parties have satisfied those legal  requirements  that are applicable to each of them to the extent necessary to make the Loan Documents enforceable against each of them;  (d) the  Other  Parties  have  complied  with all  legal  requirements pertaining  to each of their  status as such status  relates to their  rights to enforce  the Loan  Documents  against  the  Borrower;  (e) each  natural  person executing any of the Loan Documents is legally competent; (f) all signatures are genuine,  the Loan Documents  submitted to us as originals are authentic and any copies  submitted to us conform to the  originals;  (g) the Loan  Documents  are complete (including,  without limitation,  all amendments and exhibits thereto);
(h) any  certifications  dated prior to closing  remain true as of closing;  (i)
each Public Document is accurate, complete and authentic and all official public records are accurate and complete;  (j) there has not been any mutual mistake of fact or fraud, duress or undue influence;  (k) the conduct of the parties to the
Loan Documents has complied with any requirement of good faith, fair dealing and conscionability;  (l) the  Other  Parties  and any  agent  acting  for the Other
Parties  in  connection  with the Loan  Documents  have  acted in good faith and without notice of any defense  against the enforcement of any rights created by, or adverse claim to any property or security interest  transferred or created as part of, the Loan Documents; (m) there are no agreements or understandings among the parties,  written or oral, and there is no usage of trade or course of prior dealing  among the parties that would,  in either case,  define,  supplement  or qualify  the  terms  of the  Loan  Documents;  (n) all  statutes,  judicial  and administrative  decisions,  and rules and regulations of governmental  agencies, constituting the law of the the State of Iowa, are generally available (i.e., in terms of access and  distribution  following  publication  or other  release) to lawyers  practicing  in those  states,  and are in a format that makes the legal research  reasonably  feasible;  (o)  the  constitutionality  or  validity  of a relevant  statute,  rule,  regulation  or agency action is not in issue unless a reported  decision  in the  State of Iowa  has  specifically  addressed  but not resolved, or has established,  its  unconstitutionality  or invalidity;  (p) the
Borrower  holds the requisite  title and rights to any property  involved in the
Loan  Documents;  (q) none of the  Other  Parties  will in the  future  take any discretionary  action (including a decision not to

                                      115

act) permitted  under the Loan Documents that would result in a violation of law or constitute a breach or default under any agreement by which it is bound;  (r)
all Other Parties to the Loan  Documents  will act in accordance  with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Loan Documents;  and (s) the Other Parties will comply with all requirements of applicable  procedural and substantive law, and will act in good faith and in a commercially reasonable manner in the exercise of any rights or enforcement of any remedies under the Loan Documents.

         3.3  Our  opinions  are  subject  to:  (i)  the  effect  of  applicable bankruptcy,  insolvency,  reorganization,  arrangement,  moratorium,  fraudulent transfer or fraudulent  conveyance and other similar laws  affecting  creditor's rights  generally  and  judicially  developed  doctrines  relevant to any of the foregoing laws, such as substantive  consolidation of entities; (ii) limitations imposed by equitable doctrines,  including without limitation,  limitations upon the specific  enforceability  of provisions of the Loan  Documents,  concepts of materiality,  reasonableness (including commercial reasonableness of the sale or disposition of collateral), good faith and fair dealing, and the availability of injunctive relief or other equitable remedies  (regardless whether considered in a proceeding in equity or at law); and (iii) judicial  discretion  regarding the determination  of damages and  entitlement  to attorneys'  fees and other costs.
Enforceability  of  certain  provisions  purporting  to waive  the  benefits  of statutory  provisions  or  constitutional  or common law rights or providing for indemnification,  exculpation or release may be limited or otherwise affected by limitations based on statutes,  case law or public policy.  The opinions in this letter do not include any opinion as to the  enforceability of (a) any waiver of jury trial;  (b) any choice of law provision;  (c) any choice of forum or choice of venue  provision;  (d) a remedy under  certain  circumstances  where  another remedy has been  elected;  (e) the right of a  creditor  to use force or cause a breach of the peace in  enforcing  rights;  (f) any power of  attorney;  (g) the provisions  of the Loan  Documents  which  release,  exculpate or exempt a party from, or require indemnification of a party for, liability for its own action or inaction,  to the extent the action or inaction  involves (I) gross  negligence, recklessness,  willful  misconduct or unlawful conduct or (II) negligence to the extent the provisions are  insufficiently  explicit;  and (h) the balance of the
Loan  Documents,  where parts of the Loan Documents may be  unenforceable  under circumstances  in which the  unenforceable  portion is an essential  part of the agreed upon exchange.

         3.4 As to matters of fact, we have assumed all  representations  of the
Borrower and the Other Parties in the Loan  Documents are true.  When an opinion is stated to be "to the best of our knowledge" or the statement is made that "we have no knowledge," or other words of similar import appear,  the language means only that we have no actual  knowledge  to the contrary and does not indicate or imply any  investigation  or inquiry,  of the  Borrower or others,  on our part, other than our review of the  representations  and  warranties  contained in the
Loan Documents.  For this purpose,  "we" means only those  attorneys  within our firm who have done substantive work on this opinion.

         3.5 We express no opinion with respect to the  application or effect of the securities or environmental laws,  regulations or codes of the State of Iowa or any other jurisdiction.

         3.6 We  neither  express  nor imply  any  opinion  as to the  creation, perfection  or priority  of any  security  interest or lien  against the real or personal property of the Borrower.

                                      116

         3.7 This opinion is limited to the matters  specifically stated in this letter,  and no further  opinion is to be implied or may be inferred  beyond the opinions  specifically  stated herein.  Unless otherwise stated herein,  we have made no independent  investigation  regarding  factual matters.  This opinion is based  solely  on the  state of the law as of the date of this  opinion,  and we specifically  disclaim any  obligation  to monitor any of the matters  stated in this  opinion or to advise the persons  entitled to rely on this  opinion of any change in law or fact after the date of this  opinion  which might affect any of the opinions stated herein.

         This opinion is rendered solely for your benefit in connection with the execution  and  delivery by the Borrower of the Loan  Documents,  and may not be
released to or relied upon by any other person or for any other purpose  without our prior written consent.

                                            Yours very truly,

                                      117